UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

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Huntington Bancshares Incorporated

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Huntington
Welcome.

HUNTINGTON BANCSHARES INCORPORATED

2023 Proxy Statement

OUR PURPOSE, VISION, AND VALUES

OUR PURPOSE

OUR VISION

To be the Leading People-First, Digitally Powered Bank

OUR VALUES

Can-do Attitude
Service Heart
Forward Thinking

A Letter from
Our Board’s Leadership

Stephen D. Steinour Chairman, President, and CEO	David L. Porteous Independent Lead Director

Dear Fellow Shareholders:

We are pleased to invite you to the 2023 Annual Meeting of Shareholders to be held virtually on Wednesday, April 19, 2023, at 2:00 p.m. Eastern Time via webcast. We hope you will join us online and participate in this year’s meeting. We will consider the matters described in the following Notice of Annual Meeting and Proxy Statement and review highlights of the past year.

2022 was a tremendous year for Huntington. Despite economic headwinds, we achieved record financial performance, including full-year revenue growth, and finished the year with solid capital levels and top-tier loan reserves. We executed on strategic growth initiatives, acquiring Capstone Partners and Torana (now known as Huntington ChoicePaySM). We also fully delivered cost take-outs and are driving revenue growth synergies related to our TCF merger.

We continued to scale across our footprint through our Consumer and Business Bank, increasing deposits and loans while focusing on digital engagement with our customers. Our Commercial Bank has a national presence and saw record capital markets fees and continues to drive Specialty Banking and Asset Finance growth.

We invested in our communities in 2022 through our ESG initiatives, including lending and investing $16 billion of our $40 billion Community Plan. Our efforts and outreach were focused on affordable housing, small business, community development lending and investing, and racial and social equity. We remained the #1 SBA lender in the country by volume for the fifth year in a row and expanded nationwide in the beginning of the year.

We also made investments in our colleagues in a number of ways, including by increasing colleague pay to a minimum of $20 per hour for all colleagues effective January 1, 2023. We also created greater workplace flexibility and health and financial wellness support.

We would like to thank Beth Ardisana and Bob Cubbin for their service on the Board of Directors, each of whom will be rolling off our Board at the 2023 Annual Meeting of Shareholders. Beth’s leadership and insights from her role as an accomplished chief executive officer and entrepreneur, and from her climate-related knowledge, have been invaluable to the Board. Bob's service, particularly in his role as Chair of our HR and Compensation Committee, has been outstanding. His guidance, leadership skills, and experience as a seasoned chief executive officer have added significantly to the Board's oversight of the Company. We speak on behalf of the entire Board in noting that Beth and Bob will be greatly missed.

Huntington Bancshares Incorporated 2023 Proxy Statement	1

Details of the business to be conducted at the Annual Meeting and how to participate at the meeting are provided in the attached Notice of Annual Meeting and Proxy Statement. Your vote is important to us. Whether or not you attend the virtual Annual Meeting, we encourage you to read the Proxy Statement carefully and vote via the internet, telephone, or mail to ensure that your shares are represented.

Our culture is the bedrock of the Bank. Our colleagues are committed to customer service and the communities we serve.  We believe we are well positioned to deliver substantial value creation in 2023 and beyond.  We are grateful for the extraordinary commitment of our colleagues and our Directors for their steadfast dedication and guidance throughout the year.

Thank you for your continued support of Huntington.

Best wishes,

Stephen D. Steinour Chairman, President, and CEO	David L. Porteous Independent Lead Director

March 9, 2023

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Notice of 2023 Annual Meeting of Shareholders

April 19, 2023
Wednesday, 2:00 p.m. Eastern Time

Location Online at meetnow.global/M2GTLL2
Matters to be Considered and Voted Upon:
Proposal 1	Election of Directors	FOR each Director nominee Page 19
Proposal 2	Advisory resolution to approve, on a non-binding basis, the compensation of executives as described in the proxy materials	FOR Page 67
Proposal 3	Advisory resolution to approve, on a non-binding basis, the frequency of future advisory votes on executive compensation	1 YEAR Page 111
Proposal 4	Ratification of the appointment of PwC as our independent registered public accounting firm for 2023	FOR Page 112
Other business that properly comes before the meeting

Information for Shareholders Who Plan to Attend the 2023 Annual Meeting of Shareholders

Huntington’s Board is furnishing shareholders with this Proxy Statement to solicit proxies on its behalf to be exercised at the 2023 Annual Meeting of Shareholders, and any postponements or adjournments thereof, and we are first making this Proxy Statement available on or about March 9, 2023. Shareholders will be able to attend and participate in the Annual Meeting online, vote their shares electronically, and submit questions during the meeting by visiting meetnow.global/M2GTLL2 at the meeting date and time.

Record Date: Huntington shareholders as of the close of business on February 15, 2023, will be entitled to vote at our annual meeting and at any postponements or adjournments of the meeting.

Your vote is important. Please submit your proxy as soon as possible via the internet, mail, or telephone. If your shares are held by a Broker, it is important that you provide instructions to your Broker so that your vote is counted on all matters.

2023 Virtual Annual Shareholder Meeting

The Board has determined to again hold a virtual annual meeting in order to facilitate shareholder attendance and participation by enabling shareholders to participate from any location and at no cost. Shareholders as of the Record Date will be able to attend the meeting online, vote shares electronically, and submit questions during the meeting by visiting meetnow.global/M2GTLL2 at the meeting date and time. The meeting webcast will begin promptly at 2:00 p.m. Eastern Time. If you experience technical difficulties during the check-in process or during the meeting please contact (888) 724-2416 (U.S. toll-free) or +1-781-575-2748 (outside of U.S.) for assistance. See the General Information on Voting and the Annual Meeting section of the Proxy Statement for additional information on how to participate in this year’s meeting.

By Order of the Board of Directors,

Anne Kruger

Senior Associate General Counsel and Secretary
March 9, 2023

HOW TO VOTE YOUR SHARES

Online
Registered holders
www.envisionreports.com/HBAN

Beneficial owners
www.proxyvote.com

By Phone
Call the phone number at the top of your proxy card

By Mail
Complete, sign, date, and return your proxy card in the envelope provided

Online during the meeting
Attend and vote online during the virtual annual meeting

Shareholders who hold their shares in street name should refer to the voting instructions provided by their Broker.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 19, 2023. The Proxy Statement and Annual Report to shareholders are available at www.edocumentview.com/HBAN.

Voluntary E-Delivery of Proxy Materials

We encourage our shareholders to enroll in electronic delivery of proxy materials:

If you are a registered shareholder, please sign up at www.computershare.com/hban.

If you are a beneficial owner, please contact your Broker for instructions.

Electronic delivery offers immediate and convenient access to proxy materials. It also helps us reduce paper usage and our printing and shipping costs.

Huntington Bancshares Incorporated 2023 Proxy Statement	3

Table of Contents

A Letter from Our Board’s Leadership	1
Notice of 2023 Annual Meeting of Shareholders	3
Information Highlights	5
Proxy Summary	8
Election of Directors	19
Proposal 1: Election of Directors	19
Compensation of Directors	33
Director Deferred Compensation Plan	35
Corporate Governance	36
Commitment to Good Governance Practices	36
Continually Assessing and Enhancing Director Skills and Board Effectiveness	39
Board Role and Responsibilities	42
Board, Committee, and Leadership Structure	44
Board Practices, Policies, and Processes	54
Our Executive Officers	56
ESG	58
Overview of ESG	58
ESG Focus Areas	60
Fair Play Banking and Other Sustainable Business Practices	63
Environmental Strategy	64
Human Capital Management and Talent Development and DEI Initiatives	65
Political Participation	66
Information Security and Cybersecurity	66
Compensation of Executive Officers	67
Proposal 2: Advisory Approval of Executive Compensation	67
Compensation Discussion & Analysis	68
Report of the HR and Compensation Committee	92
Executive Compensation Tables	93
Pay Versus Performance Disclosure	107
Pay Ratio Disclosure	110
Proposal 3: Frequency of Future Advisory Votes on Executive Compensation	111
Audit Matters	112
Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm	112
Report of the Audit Committee	114
Ownership of Voting Stock	115
Security Ownership of Directors and Executive Officers	115
Security Ownership of Certain Beneficial Owners	117
General Information on Voting and the Annual Meeting	118
General Information About the Meeting	118
Proposals by Shareholders for the 2024 Annual Meeting	121
Recommendations for Directorship	121
Other Matters	121
Appendix A: Non-GAAP Reconciliation	124
Glossary	127

Readers should refer to the Glossary at the end of this Proxy Statement for definitions of capitalized terms and acronyms used throughout.

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Information Highlights

The following chart provides highlights of many of Huntington’s ESG and compensation practices. Shareholders should note, however, that this chart does not contain all the information provided elsewhere in this Proxy Statement; therefore, you should carefully read the entire Proxy Statement before casting your vote.

ESG or Compensation Topic	Huntington’s Practice
Board Composition, Leadership, and Operations
Number of Director nominees	13
Substantially independent Board	Yes, 85% of nominees are independent
Independence of Audit Committee, HR and Compensation Committee, NESG Committee, and Risk Oversight Committee members	100%
Combined Chairman/CEO	Yes
Independent Lead Director with clearly defined authority and duties	Yes
Average Director nominee age	62 years
Mandatory retirement age	72 unless an exception is made
Average Director nominee tenure	6 years
Term limit	None
Gender diversity on the Board	4 nominees (31%)
Racial/ethnic diversity on the Board	3 nominees (23%)
Implemented a version of the Rooney Rule for Director candidate searches	Yes
Overboarded Directors	No nominee serves on more than two other public company boards
Board evaluations	Annual rigorous process, including a Board-level evaluation, committee-level evaluations, and one-on-one discussions between the Lead Director and each other Director; periodic use of a third party
Director onboarding and ongoing education	Yes
Director election voting standard	Majority of the votes cast for and against each nominee, with plurality carveout for contested elections
Director election frequency	Annual
Blank check preferred	Yes, but Huntington’s capital plan is submitted to the Federal Reserve
Number of Board meetings held in 2022	13
Number of Board and committee meetings held in 2022	56
Average Board and committee meeting attendance in 2022	97.5%
Executive sessions with only independent Directors	Yes, scheduled for all regular quarterly Board meetings
Direct access to management and other colleagues	Yes, the Board has direct access
Risk mitigation practices	Established an aggregate moderate-to-low, through-the-cycle risk appetite for the enterprise with key risks overseen by Board committees

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ESG or Compensation Topic	Huntington’s Practice
Shareholder Rights
Right to call special meetings	Yes, by a majority of outstanding shares
Right to act by written consent	Must be unanimous
One share, one vote policy	Yes
Dual-class common stock	None
Cumulative voting permitted	No
Supermajority voting requirements	66.67% for charter or bylaw amendments
Poison pill	No
Proxy access bylaw	No
Exclusive forum bylaw	No
Fee shifting bylaw	No (prohibited by state law)
Other Governance Highlights
Overall diversity among the executive officers	6 individuals (46%)
Shareholder engagement	Ongoing throughout the year
Council of Institutional Investors member	Yes
Independent auditor	PwC (since 2015)
ESG Practices and Disclosures
Board oversight of ESG	Yes
ESG stakeholder assessment conducted	Yes, most recently completed in 2017
Annual ESG Report	Yes, began publishing for 2016
Human Rights Statement	Yes
Service Provider Code of Conduct	Yes
SASB Index disclosed	Yes, included within our ESG Report
TCFD Index disclosed	Yes, included within our ESG Report
CDP Climate Change Questionnaire response	A-score
PCAF member	Yes
Established GHG and other climate-related goals	Yes
Environmental Policy Statement	Yes
Climate Risk Policy Statement	Yes
Political contributions disclosure	Yes
Individual Director-by-Director skills and diversity matrix	Yes
DEI Corporate Policy Statement	Yes
EEO-1 data disclosure	Yes, available on our website
Pay gap analysis disclosure	Yes, included within our ESG Report

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ESG or Compensation Topic	Huntington’s Practice
Compensation and Human Resource Matters
Succession planning for CEO and other executives	Yes, at least annually
CEO pay ratio	155:1
Stock ownership guidelines	10X salary for CEO and 3X for each NEO
Dividend or dividend equivalents paid on equity grants prior to vesting	No
Prohibition on Director and executive officer hedging and pledging of Huntington stock	Yes
Performance-based compensation	Yes, a majority of aggregate NEO LTI is based upon long-term performance; PSUs make up 55% of total annual LTI grant value for CEO and 50% for other NEOs
Compensation tied to culture	Yes, with performance reviews based 50% on what and 50% on how executives deliver
Recoupment policy	Yes
Compensation metrics	Balanced portfolio of metrics that drive annual and long-term goals in a risk appropriate manner
Current frequency of say-on-pay vote	Annual
Double-trigger change-in-control provisions	Yes
Excise tax gross-ups	No
Repricing of previously-granted stock options without shareholder approval	No
Annual assessment of compensation programs	Yes, against both peers and market best practices
Incentive plans encourage excessive risk taking	No
Independent compensation consultant	Pearl Meyer
Corporate Information
Common stock symbol	HBAN
Stock exchange	Nasdaq
Common stock outstanding as of the Record Date	1,449,636,645 shares
State of incorporation	Maryland
Year founded	1866
Corporate headquarters	Columbus, Ohio (Detroit, Michigan serves as the operational headquarters of Huntington Bank’s commercial banking operations)
Registrar and transfer agent	Computershare
Corporate website	huntington.com
Investor Relations website	ir.huntington.com

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Proxy Summary

This Proxy Summary provides shareholders with an overview of the contents within the Proxy Statement. It is not, however, intended to take the place of a complete and careful reading of the Proxy Statement. Therefore, shareholders are encouraged to read the Proxy Statement in its entirety before casting their vote.

2023 Annual Meeting Overview

TIME & DATE 2:00 p.m. Eastern Time Wednesday, April 19, 2023	PLACE Online at meetnow.global/M2GTLL2	RECORD DATE Close of business on February 15, 2023

VOTING

Common shareholders as of the Record Date are entitled to vote. Shareholders of record and most beneficial shareholders have several methods by which they can vote. Please refer to the Notice of 2023 Annual Meeting of Shareholders for voting methods.

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Your Vote is Important to Us

Regardless of whether you are planning to attend this year’s annual meeting, please submit your vote over the internet; by phone; or complete, sign, and return your proxy card as soon as you can so that we can be assured of obtaining a quorum.

Proposal 1: Election of Directors

The Board proposes the election of 13 individuals as Directors at this annual meeting. All our nominees are seasoned leaders. Collectively, they bring an effective variety of skills, knowledge, experience, perspectives, and diversity attributes to our Board. The independent Director nominees make up 85% of the Board.

Our Board recommends a vote FOR the election of each of the nominees for Director. See page 19 for further information.
Proposal 2: Advisory resolution to approve, on a non-binding basis, the compensation of executives as described in the proxy materials

The Board and the HR and Compensation Committee believe that our compensation policies and procedures strongly align the interests of executives and shareholders and that our culture focuses executives on sound risk management and appropriately rewards executives for performance.

Our Board recommends a vote FOR this proposal. See page 67 for further information.
Proposal 3: Advisory resolution to approve, on a non-binding basis, the frequency of future advisory votes on executive compensation	The Board believes that the interests of our shareholders are best served by continuing to hold say-on-pay votes annually as this holds our executives accountable for the actions they take each year.	Our Board recommends a vote for 1 YEAR. See page 111 for further information.
Proposal 4: Ratification of the appointment of the independent registered public accounting firm for 2023

The Board and the Audit Committee believe that the continued retention of PwC to serve as our independent registered public accounting firm is in the best interests of the Company and its investors. The Audit Committee will reconsider the appointment of PwC if its selection is not ratified by the shareholders.

Our Board recommends a vote FOR this proposal. See page 112 for further information.

2022 Performance Highlights

The past year saw significant growth and long-term investment for Huntington. Over the past year, we continued to invest in our colleagues, communities, and customers. These investments are described throughout this Proxy Statement. The following provides a high-level overview of our 2022 performance:

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Huntington Overview

We serve our customers through a banking network of retail branches as well as digital, telephone, and ATM banking capabilities.

Our geographic footprint

Branch footprint products:

Business Banking
Commercial
Consumer
Insurance
Private Banking
Wealth Management & Trust

Extended/national products:

Asset Finance
Auto Finance
Capital Markets
Commercial Real Estate
Commercial Specialty Verticals
Corporate Banking
Government Banking
Inventory Finance
National Settlements
Practice Finance
RV and Marine
Small Business Administration
Treasury Management

MN
WI
MI
PA
IL
IN
OH
WV
KY
CO

19,920
FTE colleagues[1]

1,032
Branches[2]

$183B
Assets

Over 150 years
of serving the financial needs of our customers

(1) Average full-time equivalent colleagues during 2022.
(2) Includes Regional Banking and The Huntington Private Client Group offices as of December 31, 2022; our footprint includes one branch and one ATM in Florida.

Our Strategic Focus

Investing, differentiating, and optimizing…

During November of 2022, Huntington hosted its first Investor Day in over a decade. As discussed during this event, we have established foundational strategic pillars supporting execution and value creation across the Company. These pillars focus on investing for sustainable, profitable growth; differentiating our culture, brand, and customer experience; and optimizing for top quartile performance and value creation.

Our business segments and other groups throughout the Company have identified key strategies, processes, and goals to accomplish and excel in each of these pillars. Examples from some of these groups are set forth in the following table:

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	Investing	Differentiating	Optimizing
	for sustainable, profitable growth	our culture, brand, and customer experience	for top quartile performance and value creation
Consumer Banking	Leverage leadership position to acquire and deepen primary bank relationships Capitalize on high digital engagement for incremental awareness and delivery of products, solutions, and support	Leverage industry leading innovation position for continued competitive separation Build upon established brand in local and new markets, preserving local delivery mode	Bring everyday banking solutions to more of our customers Drive efficiencies utilizing data, analytics, and technology Scale delivery of investment advice and planning
Wealth Management	Innovate and accelerate digital enablement focused on customer experience Expand our reach through new markets, including Colorado and Minnesota	Deliver full-service model from mass affluent to high net worth Build upon established brand in local and new markets	Harness Unified Advisory approach to deepen wealth management penetration across customer base Capture the power of the Huntington franchise and brand
Business Banking	Scale in select areas of expertise in-footprint and nationally Integrate digital solutions into small business owners’ daily management	Harmonize customer relationship through digital and human expertise Offer differentiated products to solve customer needs	Accelerate credit process modernization to reduce time to money and improve colleague/customer experience Expand digital capabilities to empower our customers
Commercial Banking	Target markets/clients with disciplined approach to grow operating accounts Accelerate digital capabilities to drive efficiency and improved experience Generate fee growth, including capital markets	Execute on deepening opportunity to continue growth in primary bank relationships Leverage expertise and advice to scale middle market industry verticalizations and capital markets	Build more efficient processes, broader product menu, and deliver innovative solutions Improve through data-driven insights/predictive analytics (EDGE)
Enterprise Payments	Deepen relationships with large established base Streamline to create simple, frictionless digital customer experiences	Innovate solutions and advice based on customer needs to drive best-in-class user experience Expand B2C capabilities with ChoicePay	Leverage partnerships and innovation to scale capabilities Enable scale with self-service options and automation
Vehicle Finance	Expand opportunistically with auto and RV/Marine platform Grow PowerSports with scaled infrastructure and expertise	Leverage foundational 75 years of industry expertise and sector leading technology Ensure quality relationships through tenured colleagues with local knowledge

Deliver superior credit performance through the cycle, utilizing technology and consistent with low-risk track record

Optimize production and yield to enhance returns

Leverage infrastructure for strategic growth and deepening

Technology	Leverage scalable infrastructure with modernized core and application programming interface (API) enablement Protect with clear information and cybersecurity roadmap	Focus on customers’ financial journeys with insights and personalization, leveraging AI Invest proactively in talent development and training programs	Execute on Operation Accelerate to transform customer and colleague experience and drive efficiency and revenue gains
Culture and Colleagues	Engage, develop, retain, and attract Cultivate a DEI Culture and empower colleagues with Future of Work leadership training	Elevate colleague experience to transform customer experience and remain an Employer of Choice Build internal succession candidates through focused development	Drive retention and attract talent with competitive compensation programs Incentivize through industry benchmarking and Pay Equity culture

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Living our Purpose and Achieving our Vision

We succeed as an organization by looking out for people—specifically, our colleagues, customers, and communities.

Huntington understands the importance of looking out for those around us. We are keenly aware that our colleagues are our biggest assets and the keys to Huntington’s success. As such, we invest in their well-being and future. Our colleagues, along with our culture and Fair Play Banking Philosophy, have allowed us to create a customer experience that is recognized throughout the industry as being best in class. And, our giving back to those local communities that we serve further demonstrates our belief in investing in those around us.

Investing in Our Colleagues

We engage, develop, retain, and attract top-tier talent from across our core and extended footprints and beyond. Huntington seeks to cultivate a DEI culture with a focus on care and increasing engagement with our colleagues. We upskill and reskill colleagues to prepare for the future and empower them with Future of Work training.

Our colleagues are our brand. Therefore, we strive to create succession for executive and leadership roles through development. We also elevate the colleague experience to transform the customer experience and execute business strategies through our top talent.

Our commitment to invest in our colleagues is evidenced by:

A $20 per hour minimum rate (effective January 1, 2023)
Expanded medical plans, which include long-term disability, autism therapy treatment, and fertility services
A Workplace Flex program and child and family care resources
Our Social Equity Colleague Plan, focusing on culture and inclusion, development and career advancement, and talent experience
An Employee Assistance Program that includes counseling sessions at no charge to colleagues
Building on Our Unique Customer Experience

Our Fair Play Banking Philosophy, which we launched over a decade ago, demonstrates how we make Huntington a unique experience for our customers. We are continually looking to expand our suite of products that help differentiate us as a bank and allow us to better meet our customers’ needs and expectations.

Instant Access gives consumer and business banking customers immediate access to up to $500 from check deposits (since 2022)
Standby Cash® that gives qualifying customers immediate access to cash with a line of credit based primarily on their checking and deposit history rather than credit score (since 2021)
Early Pay, which automatically gives customers with qualifying direct deposits access to their paychecks up to two days early, at no additional cost (since 2021)
Our no overdraft fee $50 Safety ZoneSM for consumers and businesses (since 2020)
24-Hour Grace® for consumers and business customers (since 2010 for consumers; extended to business customers in 2020)
Money Scout® to help enrolled customers look out for money they can set aside to build their savings (since 2020)
Savings Goal GetterSM helps customers achieve real savings through goal setting and tracking (since 2020)
Asterisk Free Checking® with no minimum balance requirements (since 2011)

Optimizing for Top Quartile Performance and Value Creation

We are seeking to drive efficiency and optimization while innovating with scalable technology. Coupled with executing disciplined expense management to drive positive operating leverage and maintaining an aggregate moderate-to-low, through-the-cycle risk appetite, we believe we will be positioned to deliver top quartile performance across key financial and credit metrics.

Our efforts to optimize our operations so that we are better positioned to achieve top performance and value creation can be seen through the many strategies and initiatives set forth on the previous page. We continue to refine and adjust these efforts throughout the year to keep pace with changes within our footprint and more broadly.

Making a Difference in Our Local Communities

Huntington is committed to creating thriving, economically inclusive communities across our geographic footprint. We leverage our strategic partnerships and invest in meaningful solutions to impact progress in critical areas.

Committed to and began executing on our five-year, $40 billion Community Plan in 2021, which focuses on home and consumer lending, small business, community development lending and investing, and racial and social equity

Provided funding to more than 500 minority-, women-, and veteran-owned businesses through our commitment to Lift Local Business®

Our actions are further guided and directed by our Values:

Can-Do Attitude: We enthusiastically work and succeed together.

Service Heart: We work with an inclusive spirit, putting ourselves in each other’s shoes to better understand how we can help.

Forward Thinking: We are always looking ahead for ways to be the very best.

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Proposal 1

Election of Directors

The Board proposes the election of 13 Director nominees at this annual meeting. All our nominees are seasoned leaders and bring to our Board an effective variety of skills, knowledge, experience, and perspectives.

► See page 19 for further information.

Our Board recommends a vote FOR the election of each of the nominees for Director.

Board Key Facts

This year’s slate of nominees comprises a variety and balanced combination of backgrounds, experience, diversity attributes, age, and tenure. We believe that Huntington’s Directors, both individually and as a group, possess the mixture of skills needed to oversee the Company and its operations both now and for the foreseeable future.

Board Diversity and Skills

As part of the 2022 year-end Director questionnaire process, the Director nominees self-identified their demographic attributes, which are represented in the following.

Note that some percentages may not equal 100% due to rounding.

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In addition to diversity attributes, Director nominees self-identified their skills and expertise gained through their varied backgrounds and industries. The overall skills represented on the Board, as identified by the Directors, are demonstrated through the following charts.

More detailed information about each nominee and the Board as a whole can be found within the Proposal 1 — Election of Directors section of this year’s Proxy Statement.

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Board Nominees

A brief description of the nominees for the 2023 Annual Meeting is set forth below:

Directors and Nominees	Age	Director Since	Huntington Board Committees	Other Current Public Company Directorships
Alanna Y. Cotton President and Chief Business Officer, Ferrero North America	50	2019	Community Development Committee Technology Committee
Ann B. (Tanny) Crane President and CEO, Crane Group Company	66	2010	Audit Committee (Audit Committee Financial Expert) Community Development Committee (Chair) Executive Committee
Gina D. France CEO and President, France Strategic Partners LLC	64	2016	Audit Committee (Audit Committee Financial Expert) HR and Compensation Committee	CBIZ, Inc. Cedar Fair, L.P.
J. Michael Hochschwender CEO, The Smithers Group, Inc.	62	2016	HR and Compensation Committee Technology Committee (Chair)
Richard H. King Chairman, Metropolitan Airports Commission, Minneapolis/St. Paul	67	2021	Technology Committee
Katherine M. A. (Allie) Kline Founding Principal, LEO DIX	51	2019	NESG Committee Technology Committee	BILL Holdings, Inc. (formerly Bill.com Holdings, Inc.)
Richard W. Neu Retired Chairman, MCG Capital Corporation	67	2010	Audit Committee (Chair) (Audit Committee Financial Expert) Executive Committee NESG Committee	Tempur Sealy International, Inc.
Kenneth J. Phelan Senior Advisor, Oliver Wyman, Inc.	63	2019	Executive Committee HR and Compensation Committee Risk Oversight Committee (Chair)	Adtalem Global Education Inc.
David L. Porteous Attorney, McCurdy, Wotila & Porteous, P.C. and Independent Lead Director, Huntington	70	2003	Executive Committee (Chair) NESG Committee (Chair) Risk Oversight Committee
Roger J. Sit CEO, Global Chief Investment Officer, and Director, Sit Investment Associates, Inc.	61	2021	NESG Committee Risk Oversight Committee
Stephen D. Steinour Chairman, President, and CEO, Huntington and President and CEO, Huntington Bank	64	2009	Executive Committee	Bath & Body Works, Inc.
Jeffrey L. Tate CFO and Executive Vice President, Leggett & Platt	53	2021	Audit Committee (Audit Committee Financial Expert)
Gary Torgow Chairman, Huntington Bank	66	2021	Community Development Committee	DTE Energy Company

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Corporate Governance

Huntington’s Board and executive management endeavor to keep pace with and exceed the constantly evolving corporate governance standards. As such, we have adopted many robust corporate governance practices that govern the Company and Board.

See page 36 for further information.

More detailed information about Huntington’s corporate governance framework and practices can be found in the Corporate Governance section of this year’s Proxy Statement. Within this section, shareholders can find information on matters such as our shareholder engagement efforts, Director independence, and Board leadership.

ESG

At Huntington, we believe that the evolving nature of ESG creates both risks that must be mitigated and opportunities to be seized. Therefore, we continue to seek ways to enhance and expand our ESG practices to benefit our stakeholders while transparently providing them with information discussing our progress.

See page 58 for further information.

The Company’s robust governance framework is complemented by our environmental and social practices, all of which make up our ESG program. At Huntington, we believe that it is not just about succeeding as an organization—how we succeed is equally important. This means being good stewards of the environmental resources we touch and impact; it also means planning for the future, particularly with respect to mitigating climate change and how we are impacting the communities in which we operate. This also includes our giving of time and resources and understanding how we can further DEI, both within our communities and the Company. The ESG section of the Proxy Statement contains a high-level overview of our various ESG practices. Shareholders are encouraged to review Huntington’s annual ESG Reports that further describe environmental, social, and governance matters at the Company.

Proposal 2

Advisory Resolution to Approve, on a Non-Binding Basis, the Compensation of Executives as Described in the Proxy Materials

The Board and the HR and Compensation Committee believe that our compensation policies and procedures strongly align the interests of executives and shareholders. Further, our culture focuses executives on sound risk management and appropriately rewards executives for performance.

► See page 67 for further information.

Our Board recommends a vote FOR this proposal.

The following highlights Huntington’s executive compensation practices, which are designed to incentivize not only success, but succeeding the right way. Plans are intended to encourage prudent risk taking while balancing both short- and longer-term wins. Shareholders should look to the Compensation of Executive Officers, including the CD&A, for detailed information on our pay-for-performance executive compensation structure.

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2022 Compensation Program

Target Compensation Mix(1)		Description
CEO	Other NEOs (Average)
Base Salaries
Fixed component representing 12.5% of aggregate total target compensation for our CEO and 24.8% for our other NEOs
Annual Incentive Plan (Management Incentive Plan)

Annual incentive plan with overall performance at 184.0% of target. As further described in the CD&A, the HR and Compensation Committee exercised negative discretion when certifying funding to reduce funding to 155.0% of target. Annual performance-based compensation based on:

EPS(2)

Operating Leverage(2)

PTPP Earnings Growth(2)

Long-Term Incentive Plan

Awards of long-term incentive grants comprised of:

PSUs (55% for CEO, 50% for other NEOs; based on Relative and Absolute ROTCE(2) + new revenue adjuster for the three-year 2022 – 2024 cycle)

RSUs (45% for CEO, 50% for other NEOs)

(1)

Based on annualized base salaries. Excludes Mr. Standridge, who only received a partial-year salary beginning with his employment on April 11, 2022. Mr. Standridge did not receive a Huntington 2022 LTIP award, but he did receive a one-time grant of RSUs in order to compensate Mr. Standridge for certain equity payments he forfeited as a result of accepting the opportunity with Huntington. For additional detail, see 2022 Compensation Decisions for Each Named Executive Officer in the CD&A. Including Mr. Standridge with his target MIP and target LTIP as a percentage of his base annualized salary, the non-CEO NEO compensation percentages would be: Base Salary (23.4%), Annual Incentive Plan (28.3%) and LTIP (48.3%). Note that some percentages may not add up to 100% due to rounding.

(2)

Non-GAAP, see Appendix A to this proxy statement for more information.

Executive Compensation Best Practices

What We Do	What We Do Not Do
Significant stock ownership (10X salary for CEO)	No repricing of previously-granted stock options without shareholder approval
Significant emphasis on performance-based compensation, with the majority dependent upon long-term performance	No perquisite or excise tax gross-ups upon change in control
Annual assessment of compensation programs to compare them to those of our peers and market best practices	No single-trigger vesting of equity awards upon change in control
Balanced portfolio of metrics that drive annual and long-term goals in a risk appropriate manner	No hedging or pledging of Huntington securities by executives or Directors
PSUs make up 55% of total annual LTI grant value for CEO and 50% for other NEOs	No dividend or dividend equivalents paid on equity grants prior to vesting
All incentive compensation, including vested and paid compensation, is subject to a robust Recoupment Policy	No incentive plans encourage excessive risk taking

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Proposal 3

Advisory Resolution to Approve, on a Non-Binding Basis, the Frequency of Future Advisory Votes on Executive Compensation

The Board believes that the interests of our shareholders are best served by continuing to hold say-on-pay votes annually as this holds our executives accountable for the actions they take each year.

► See page 111 for further information.

Our Board recommends a vote for 1 YEAR.

Shareholders are being requested to express their preference on how frequently we present the say-on-pay proposal to shareholders for a vote. Shareholders have the option to vote for every one, two, or three years. More information can be found under Proposal 3 — Advisory resolution to approve, on a non-binding basis, the frequency of future advisory votes on executive compensation.

Proposal 4

Ratification of the Appointment of the Independent Registered Public Accounting Firm for 2023

The Board and the Audit Committee believe that the continued retention of PwC to serve as our independent registered public accounting firm is in the best interests of the Company and its investors. The Audit Committee will reconsider the appointment of PwC if its selection is not ratified by the shareholders.

► See page 112 for further information.

Our Board recommends a vote FOR this proposal.

Shareholders are being requested to ratify PwC as the Company’s independent auditors for 2023. Information about PwC, our engagement arrangement, and the fees paid can be found under Proposal 4 — Ratification of the Appointment of the Independent Registered Public Accounting Firm for 2023.

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Election of Directors

Proposal 1

Election of Directors

The Board proposes the election of 13 individuals as Directors at this annual meeting. Directors elected at the meeting will each serve a one-year term until the 2024 Annual Meeting and until their successors are duly elected and qualify or their earlier resignation or removal.

We have no reason to believe that any nominee will be unable or unwilling to serve as a Director if elected. If, however, any of these nominees should become unavailable, the Board may decrease the number of Directors pursuant to our Bylaws or may designate a substitute nominee, for whom shares represented by a properly submitted proxy would be voted.

The Board recommends a vote FOR the election of each of the nominees for Director.

Shareholders are being requested to vote on a proposal to elect 13 nominees as Directors of Huntington. The Board recommends that you vote FOR each nominee because they bring to our Board an effective variety of skills, knowledge, experience, and perspectives. Each nominee is a proven leader within their respective fields and industries.

After consideration of the current composition of the Board, the results of the annual Board evaluation, and the Company’s strategic objectives and goals, the Board, upon consultation with the NESG Committee, has nominated the following individuals, each of whom is currently serving, for election at the 2023 Annual Meeting of Shareholders:

Alanna Y. Cotton	Katherine M. A. (Allie) Kline	Stephen D. Steinour
Ann B. (Tanny) Crane	Richard W. Neu	Jeffrey L. Tate
Gina D. France	Kenneth J. Phelan	Gary Torgow
J. Michael Hochschwender	David L. Porteous
Richard H. King	Roger J. Sit

Pursuant to Huntington’s Bylaws, all Directors shall serve a one-year term until the 2024 Annual Meeting and until their successors are duly elected and qualify or their earlier resignation or removal. Pursuant to the Board’s mandatory retirement age, Beth Ardisana was not eligible for renomination this year, and accordingly, she has not been nominated. Additionally, Bob Cubbin was not renominated this year.

The General Information on Voting and the Annual Meeting section of the Proxy Statement contains information on how to nominate and recommend individuals for directorship.

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Diversity & Inclusion on the Board

The Board understands the importance of and is committed to maintaining a diverse group of Directors who can bring their unique and individual experiences, talents, and points of view to the boardroom. By ensuring its membership is diverse, the Board is setting the tone at the top with respect to DEI.

Our nominees for directorship represent a well-rounded diversity of backgrounds, skills, knowledge, experience, perspectives, and characteristics. All our nominees are seasoned leaders. We also have a mix of newer and longer-term Directors among the nominees. As of the 2023 Annual Meeting, the average tenure of our Director nominees will be approximately 6 years, and the nominees will range in age from 50 to 70 years.

Gender & Racial/Ethnic Diversity

54%
Not Diverse
Gender & Racial/
Ethnic Diversity
46%
Diverse

Average Tenure

31%
11-19 Years
6 Years
Average Tenure
54%
0-4 Years
15%
5-10 Years

Average Age

38%
66-70 Years
23%
50-55 Years
62 Years
Average Age
38%
56-65 Years

Independence

15%
Not
Independent
Independence
85%
Independent

The Board believes that its membership should be diverse with respect to gender, race, and ethnicity. By maintaining diversity within the boardroom, the Board is setting the tone at the top and supporting the Company's DEI efforts.

To further demonstrate its commitment to diversity and to memorialize the practices already taking place, at the beginning of 2022, the Board amended the Corporate Governance Guidelines to adopt a version of the Rooney Rule, which states that the NESG Committee will include highly qualified candidates who reflect diverse backgrounds (including diversity of gender, race, and ethnicity) in the pool from which nominees are chosen. Any third-party firms or consultants used to compile a pool of candidates will be required to include a diverse slate.

The Board measures the success and efficacy of these refreshment practices by the levels of diversity the Board is able to maintain on an ongoing basis.

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Board Skills, Experience and Diversity

A summary of the qualifications and attributes as self-identified by our Director nominees is presented below.

Board Diversity Matrix (As of April 19, 2023)*
Total Number of Continuing Directors	13**
	Female	Male
Gender:
Number of Directors based on gender identity	4	9
Number of Directors who identify in any of the categories below:
African American or Black	1	1
Asian	0	1
White	3	7
Individual Director Characteristics
	Cotton	Crane	France	Hochs- chwender	King	Kline	Neu	Phelan	Porteous	Sit	Steinour	Tate	Torgow
Skills & Experience
Audit/Financial Reporting
Client/Consumer Marketing, Branding & Communication
Compensation & Human Capital Management
ESG
Financial Services
Government, Public Policy & Regulatory
Legal
Public Company Executive
Risk Management
Strategic Planning/M&A
Technology, Cybersecurity & Information Security
Demographic Background
Independent
Tenure (Years)	3	12	6	6	1	4	13	3	19	1	14	1	1
Total Number of Public Company Boards	1	1	3	1	1	2	2	2	1	1	2	1	2
Age (Years)	50	66	64	62	67	51	67	63	70	61	64	53	66
Gender (Male (M)/Female (F)/Non-Binary (NB))	F	F	F	M	M	F	M	M	M	M	M	M	M
LGBTQ+
Race/Ethnicity
African American or Black
Asian
White

*

The “as of” date reflects the date of the 2023 Annual Meeting. The Director questionnaires were due back to Huntington on January 13, 2023.

**

This matrix only includes those Directors who were nominated for election at the 2023 Annual Meeting by the NESG Committee and Board. Because Director Ardisana and Director Cubbin were not nominated this year, they are not included in the matrix.

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The following are descriptions of the skills that the Board believes are critical to the effective oversight of the Company. We also describe how each impacts our strategy, Purpose, Vision, or Board oversight.

Audit/Financial Reporting

Prior experience working in finance, accounting, and/or audit, internally or externally, or otherwise qualifying as an Audit Committee Financial Expert. As a bank holding company with multiple subsidiaries and business lines, it is important to have Directors who understand auditing and financial reporting requirements.

Client/Consumer Marketing, Branding & Communication

Experience leveraging technology to improve the customer experience online and in-store and driving omnichannel experiential initiatives. Customer marketing and branding experience with digital mindset. We look out for people, and it is important to have Directors who understand the channels and strategies we use to connect to our customers.

Compensation & Human Capital Management

Experience aligning compensation with strategy and performance, tying compensation to behaviors, and ensuring compensation plans do not encourage excessive risk taking. Experience developing a strong corporate culture and focusing on colleague engagement. Experience in human capital management. Looking out for people includes our colleagues, and having Directors with these skills helps ensure the Board is better able to oversee this area.

ESG

Experience with ESG practices, from a sustainability and/or reporting perspective, with a focus on leadership in modern board practices and corporate governance. We are continually striving to further integrate and advance ESG throughout the Company. Having Directors who understand the different facets of ESG is important to the Board’s ability to oversee this rapidly changing field.

Financial Services

Experience with capital markets or financial market products and services and an understanding of payment platforms, models, systems, and technology. Financial services remain at the heart of our Vision to become the country’s leading people-first, digitally powered bank. It is important to have Directors who can oversee how we realize our Vision.

Government, Public Policy & Regulatory

Experience working closely with government officials at a local, state, or federal level; developing or leading public policy; or working in the government. Experience with regulators and regulatory issues. Banking and financial services are heavily regulated and are becoming more political in nature. Having Directors with this skill is important to the Board’s oversight.

Legal

Significant experience as a lawyer at a firm, with the government, or as in-house counsel with a track record of assessing risk, implementing appropriate mitigation measures, and advising business clients. We have established an aggregate moderate-to-low, through-the-cycle risk appetite, and having Directors with a legal background helps us avoid and mitigate certain risks.

Public Company Executive

CEO or other senior executive (direct report to CEO) of a publicly traded company. It is important to have proven leaders on the Board who can oversee the Company’s management team as they execute on our strategies and goals.

Risk Management

Deep experience with enterprise risk management principles and concepts as well as experience managing risk at a large, complex organization. Risk and risk management plays a significant role in our industry. As such, we have established an aggregate moderate-to-low, through-the-cycle risk appetite, and we need Directors with experience in avoiding and mitigating risks.

Strategic Planning/M&A

Experience leading complex mergers, acquisitions, or divestitures and direct involvement in the integration of people, systems, data, and operations. Strategic planning is important for any company, including Huntington, and we must be able to seize opportunities as they come. It is important that we have Directors who are able to oversee our business development planning activities and evaluation of opportunities.

Technology, Cybersecurity & Information Security

Knowledge in cybersecurity and information technology systems and developments, either through academia or industry experience. Experience leading technology strategy for a large organization or experience managing security risks at a large organization. A significant piece of our Vision is to be digitally powered. To help us achieve this portion of our Vision, the Board needs Directors with experience in these areas.

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Director Nominees

The following provides biographical information regarding each of the nominees, including the specific business experience, qualifications, attributes, and skills that were considered, in addition to prior service on the Board, when the Board determined to nominate them. As described in the following biographical information, each nominee brings significant experience to the Board and the committees on which they serve, leading to the Board's determination that each of the nominees is well qualified to serve as a Director on Huntington’s Board.

Alanna Y. Cotton
Director since: 2019 Age: 50 Committees: Community Development Committee Technology Committee

Career Highlights

President and Chief Business Officer, Ferrero North America. Since September 2022, Ms. Cotton has been responsible for driving continued growth for Ferrero’s business in the U.S., Canada, and Caribbean, building upon its growing footprint and capabilities for iconic brands like Kinder, Butterfinger, Nutella, Tic Tac, Keebler, Famous Amos, and Mother's. Under her guidance, the company is expanding its capabilities in North America.

Former President of Operations, Central & Eastern Europe for The Coca-Cola Company. She joined The Coca-Cola Company in 2020 and became President of Operations for Central and Eastern Europe in January 2021.

Previously Ms. Cotton was Senior Vice President and General Manager, Product Marketing, with Samsung Electronics America, Inc. where she oversaw product commercialization and digital platform engagement from 2018 to 2020. She served as Samsung’s Vice President and General Manager, Mobile Computing, and Wearables from 2017 to 2018 and previously as Vice President, Marketing (Demand Generation), Tablets, Wearables, and PCs.

Served in various roles with PepsiCo, Inc. from 2004 to 2014, including Vice President, Brands from 2013 to 2014.

Began her career with Proctor & Gamble Company in 1996.

Has significant consumer product and technology experience and related marketing expertise with a consumer-centric focus.

Brings an extensive understanding of consumers (particularly millennials), their preferences, behaviors, and usage patterns, in support of advancing Huntington’s digital and mobile technology strategy, making her a valued member of the Board.

Education

Holds a bachelor’s degree in environmental engineering from Northwestern University and a master’s degree in business administration from Stanford University.

Key Experience and Skills:

Client/Consumer Marketing, Branding & Communication

Compensation & Human Capital Management

Financial Services

Government, Public Policy & Regulatory

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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Ann B. (Tanny) Crane
Director since: 2010 Age: 66 Committees: Audit Committee Community Development Committee (Chair) Executive Committee

Career Highlights

President and CEO, Crane Group Company. Since 2003, she has led Crane Group Company, a privately-held, diversified portfolio company comprised of businesses primarily serving the manufacturing and services markets, as well as managing investments in private equity firms and real estate and bond portfolios. She joined the manufacturer Crane Plastics Company in 1987 as Director of Human Resources, and became Vice President of Sales and Marketing in 1993. She was named President in 1996.

Previously served as Product Manager for Quaker Oats from 1982 to 1987 where she managed all aspects of multiple product lines.

Appointed as a director for the Federal Reserve Bank of Cleveland in 2003. After serving as a director for five years, she was named chair of the board and served in that capacity for two years.

Served on the board for Wendy’s International from 2003 to 2007. Also served on the board for State Savings Bank from 1993 to 1998.

Widely recognized for her and her company’s philanthropy throughout Central Ohio.

An accomplished executive who brings a wealth of knowledge of the financial services industry, community support and investment, and leadership to our Board, all of which make her qualified to serve as a Director.

Education

Holds a bachelor’s degree in marketing and finance from The Ohio State University and a master of management in marketing and finance from the J.L. Kellogg Graduate School of Management at Northwestern University.

Key Experience and Skills:

Audit/Financial Reporting

Client/Consumer Marketing, Branding & Communication

ESG

Financial Services

Government, Public Policy & Regulatory

Strategic Planning/M&A

Gina D. France
Director since: 2016 Age: 64 Committees: Audit Committee HR and Compensation Committee Other Current Public Company Directorships: CBIZ, Inc.; Cedar Fair, L.P.

Career Highlights

CEO and President of France Strategic Partners LLC, a strategy and transaction advisory firm serving corporate clients across the country.

Before founding France Strategic Partners in 2003, served as a Managing Director of Ernst & Young LLP, where she led a national client-facing strategy group that worked exclusively with CEOs and their senior executive teams on corporate strategy, mergers and acquisitions, financial transactions, and value-creation strategies.

A strategic advisor to over 250 companies throughout the course of her career.

Has more than 40 years of strategy, investment banking, and corporate finance experience.

Served as an investment banker with Lehman Brothers in New York and San Francisco.

Served as the international cash manager of Marathon Oil Company.

Appointed a director of the BNY Mellon Family of Funds in 2019.

Previously served on the boards of FirstMerit Corporation, Dawn Food Products, Inc., and Mack Industries.

Serves as a director of the Cleveland Modern Dance Association and was a founding board member and treasurer of In Counsel with Women.

A seasoned corporate director and executive who brings many years of finance, investment banking, financial reporting, risk oversight, and corporate strategy experience to our Board and the committees on which she serves.

Education

Holds a bachelor’s degree in finance magna cum laude from Indiana University and a master of management in finance with the highest distinction from the J.L. Kellogg Graduate School of Management at Northwestern University.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Risk Management

Strategic Planning/M&A

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J. Michael Hochschwender
Director since: 2016 Age: 62 Committees: HR and Compensation Committee Technology Committee (Chair)

Career Highlights

CEO of The Smithers Group, Inc., Akron, Ohio, a private group of companies that provides technology-based services to global clientele in a broad range of industries. He also served as its President until May 2021. Under his leadership since 1996, Smithers has experienced rapid growth, technological diversification, and geographic expansion through an aggressive series of acquisitions as well as organic growth.

Served as a director of FirstMerit Corporation for ten years and as a member of the audit committee and compensation committee.

Has three decades of corporate management and consulting experience.

Served five years in the U.S. Navy SEAL Teams, deploying to Southeast Asia and the Middle East and attaining the rank of Commander.

Active in local health, civic, and educational organizations, currently serving on the boards of Burton D. Morgan Foundation and the Tulane School of Science and Engineering.

Served on the boards of the Akron General Medical Center, the Greater Akron Chamber of Commerce, Ohio Foundation of Independent Colleges, Old Trail School, The American Council of Independent Laboratories, and The University of Akron Foundation.

Brings substantial leadership and executive experience, as well as business experience in the northeast Ohio market, making him qualified to serve on the Board.

Education

Holds a bachelor’s degree in biology and environmental studies from Tulane University and a master’s degree in business administration from the Wharton School of Business at the University of Pennsylvania.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

Richard H. King
Director since: 2021 Age: 67 Committees: Technology Committee

Career Highlights

Began serving as Chairman of the Metropolitan Airports Commission in Minneapolis, Minnesota in July 2019.

Served in a variety of senior roles at Thomson Reuters, a global provider of intelligent information, from 2000 until his retirement in 2021, most recently serving as Managing Director of Operations from January 2020 until his retirement. Prior to that, he served as Executive Vice President and Chief Information Officer during 2019 and from 2015 to 2017; Executive Vice President, Operations from 2017 to 2019; Executive Vice President & Chief Operating Officer for Technology from 2012 to 2015; and Chief Technology Officer of Thomson Reuters Professional Division and Executive Vice President and Chief Operating Officer of Thomson West from 2008 to 2012.

Completed the National Association of Corporate Directors’ Cyber-Risk Oversight Program and received the CERT Certificate in Cybersecurity Oversight issued by the Software Engineering Institute at Carnegie Mellon University.

Serves as chair of the Technology Advisory Council for the State of Minnesota.

Brings significant cybersecurity and technological expertise, making him a valued Director on our Board.

Education

Holds bachelor's and master's degrees in education from the University of Vermont.

Other Prior Public Company Boards Within Five Years

Prior to the TCF Merger in June 2021, he served on the board of TCF (formerly Chemical Financial Corporation) since its 2019 merger with legacy TCF, the board of which he had served on since 2014.

Key Experience and Skills:

Compensation & Human Capital Management

Financial Services

Government, Public Policy & Regulatory

Public Company Executive

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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Katherine M. A. (Allie) Kline
Director since: 2019 Age: 51 Committees: NESG Committee Technology Committee Other Current Public Company Directorships: BILL Holdings, Inc. (formerly Bill.com Holdings, Inc.)

Career Highlights

Founding Principal of LEO DIX, a boutique management consultancy.

Served as EVP and Chief Marketing and Communications Officer for Verizon Media, the Verizon Communications, Inc. subsidiary consisting of 20+ distinctive digital brands reaching one billion consumers, including AOL, HuffPost, MAKERS, TechCrunch, Tumblr, Yahoo, Yahoo Finance, and Yahoo Sports. She served in this role from 2015 to 2018 following Verizon’s acquisitions of AOL and Yahoo, where she was responsible for all consumer and B2B marketing, digital, communications, brand, and corporate citizenship. She simultaneously served as CEO of MAKERS.

Held the position of Chief Marketing and Communications officer for AOL from 2013 to 2015 prior to Verizon’s acquisition of AOL in 2015. From January 2013 until June 2015, she was the Chief Marketing Officer of AOL Platforms (a division of AOL).

Held the position of Chief Marketing Officer for 33 Across, a leading data and analytics company in the digital advertising space from 2011 to 2012. Held the position of Vice President, Marketing for Brand Affinity Technologies, a digital sports and celebrity endorsement marketing platform from 2008 to 2011.

A board member of the National Forest Foundation, serving on the executive committee.

Founded and chaired the board of trustees of Verizon Media’s Charitable Foundation and previously chaired the AOL Foundation. She also served on the executive committee for the Internet Advertising Bureau board of directors, and served on the board of The Female Quotient.

Held digital media and marketing leadership positions with Unicast (acquired by Sizmek), InterVU (acquired by Akamai Technologies), and the Washington Wizards.

Renowned for her business, marketing, and communications expertise with fast-growth companies, as well as cyber, M&A, transformations, and ESG/DEI/values leadership, all of which make her qualified to serve on our Board.

Education

Holds a bachelor’s degree in corporate communications from Ithaca College.

Other Prior Public Company Boards Within Five Years

Served on the board of Waddell & Reed Financial, Inc. from February 2020 to April 2021.

Served on the board of Pier 1 Imports, Inc. from September 2018 to October 2020.

Key Experience and Skills:

Client/Consumer Marketing, Branding & Communication

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Public Company Executive

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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Richard W. Neu
Director since: 2010 Age: 67 Committees: Audit Committee (Chair) Executive Committee NESG Committee Other Current Public Company Directorships: Tempur Sealy International, Inc.

Career Highlights

Retired Chairman of MCG Capital Corporation. He served as chairman of the board from 2009 to 2015, until its sale to PennantPark Floating Rate Capital Ltd. He also served as CEO from October 2011 to November 2012. MCG was a Washington, D.C.-based publicly traded business development corporation providing financing to middle market companies throughout the United States. He first joined the MCG board in 2007 and served as a member of the audit, nominating and corporate governance, and valuation and investment committees.

Served as Executive Vice President, CFO, Treasurer, and director for both Charter One Financial, Inc. and Charter One Bank from 1995 to 2004. He assumed this role following the merger of First Federal of Michigan and Charter One Financial, Inc. He joined First Federal of Michigan in 1985 as CFO and was elected to the board in 1992.

Serves as the lead director, chair of the compensation committee, and as a member of the audit committee and nominating and governance committee on the board of Tempur Sealy.

Served on the board of the Dollar Thrifty Automotive Group from 2006 to 2012 until its sale to Hertz Corporation. He served as the lead director from December 2011 to November 2012 and served as chairman of the board from November 2010 to December 2011. He previously served as chairman of the audit committee and as a member of the corporate governance committee.

His professional experience includes seven years at a Big 4 public accounting firm, 20 years as a CFO of a major regional bank holding company, and 15 years in a variety of public company board roles.

Possesses a comprehensive knowledge of our bank markets, as well as extensive knowledge of the banking industry. He has led numerous bank acquisitions and integrations.

His knowledge and diverse business experience, as well as financial acumen, make him a valued member of the Board and as Chair of its Audit Committee.

Education

Holds a bachelor’s degree in business administration from Eastern Michigan University.

Other Prior Public Company Boards Within Five Years

Served on the board of Oxford Square Capital Corporation from 2016 to 2021.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Public Company Executive

Risk Management

Strategic Planning/M&A

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Kenneth J. Phelan
Director since: 2019 Age: 63 Committees: Executive Committee HR and Compensation Committee Risk Oversight Committee (Chair) Other Current Public Company Directorships: Adtalem Global Education Inc.

Career Highlights

Senior Advisor, Oliver Wyman, Inc., global management consulting firm, since 2019.

Served as CRO for the U.S. Department of the Treasury from 2014 to 2019. In this role he established the department’s Office of Risk Management to provide senior Treasury and other Administration officials with analysis of key risks, including credit, market, liquidity, operational, governance, and reputational risks across the department. He also served as Acting Director for the Office of Financial Research, an independent bureau within the Treasury Department charged with supporting the Financial Stability Oversight Council and conducting research about systemic risk.

Served as CRO for RBS Americas from 2011 to 2014.

Possesses broad risk oversight expertise as well as extensive knowledge of the banking industry.

His knowledge and experience strengthen the Board’s governance and risk oversight and make him a key member of the Risk Oversight Committee and the Board. He was determined by the Board to be a “risk management expert” under the Federal Reserve’s Regulation YY.

Education

Holds a master’s degree in economics from Trinity College in Dublin, Ireland and a juris doctor degree from Villanova University.

Key Experience and Skills:

Compensation & Human Capital Management

Financial Services

Government, Public Policy & Regulatory

Legal

Public Company Executive

Risk Management

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

David L. Porteous
Director since: 2003 Age: 70 Lead Director Committees: Executive Committee (Chair) NESG Committee (Chair) Risk Oversight Committee

Career Highlights

Attorney at McCurdy, Wotila & Porteous, P.C.

Practiced law for more than 40 years with a focus on business, corporate, and municipal law and government relations.

Prior to joining McCurdy, Wotila & Porteous in 2008, he managed his own law practice for more than 20 years.

A recognized authority on economic development and has served on the boards of the Michigan Economic Development Corporation; the Michigan Economic Growth Authority, where he was chairman of the executive committee; the Michigan Strategic Fund, where he was chairman; and the Michigan Chamber of Commerce.

Former director of the Federal Home Loan Bank of Indianapolis, where he chaired the audit committee.

Served on the board of trustees of Michigan State University, where he was chairman of the board from 2003 to 2006 and was a member of its finance and audit committees.

Served as a director of Jackson National Life Insurance of New York from 2002 to 2016, where he served as a member of the audit, risk, and compensation committees.

Brings significant legal, economic, and leadership experience to the Board and committees on which he serves.

Education

Holds a bachelor’s degree in criminal justice from Michigan State University and a juris doctor degree from Western Michigan University, Cooley Law School.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Legal

Risk Management

Strategic Planning/M&A

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Roger J. Sit
Director since: 2021 Age: 61 Committees: NESG Committee Risk Oversight Committee

Career Highlights

CEO, Global Chief Investment Officer, and Director at Sit Investment Associates, Inc., a privately-owned institutional investment management firm.

Served in the US Air Force, attaining the rank of Captain.

Has over 30 years of financial services experience.

Serves on the board of the McKnight Foundation, a family foundation that is focused on advancing a more just, creative, and abundant future where people and the planet thrive; he is a member of the investment committee and executive committee and is a past chair of the finance & audit committee and the investment committee.

Brings significant leadership and financial services expertise, making him a valuable member of our Board.

Education

Holds a bachelor’s degree in management from the U.S. Air Force Academy, a master’s degree in systems management from the University of Southern California, and a master’s degree in business administration from the Harvard Business School.

Other Prior Public Company Boards Within Five Years

Prior to the TCF Merger in June 2021, he served on the board of TCF (formerly Chemical Financial Corporation) since its 2019 merger with legacy TCF, the board of which he had served on since 2015.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Risk Management

Strategic Planning/M&A

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Stephen D. Steinour
Director since: 2009 Age: 64 Committees: Executive Committee Other Current Public Company Directorships: Bath & Body Works, Inc.

Career Highlights

Chairman, President, and CEO of Huntington and President and CEO of Huntington Bank since January 2009. He was also Chairman of Huntington Bank until the TCF Merger. He joined Huntington from CrossHarbor Capital Partners in Boston, where he served as a Managing Partner.

Served in various executive roles for Citizens Financial Group in Providence, Rhode Island, from 1992 to 2008, with responsibilities for credit, risk management, wholesale and regional banking, consumer lending, technology, and operations among others. He was named President in 2005 and CEO in 2007.

Serves as the chair of the audit committee and as a member of the executive committee on the board of Bath & Body Works.

Former director of the Federal Reserve Bank of Cleveland.

A trustee of The Ohio State University Wexner Medical Center and co-chair of The Columbus Partnership.

Member of the Ohio Business Roundtable, the Bank Policy Institute, and The Clearing House.

Served on the board of trustees of Liberty Property Trust, is a former trustee of the Eisenhower Fellowships and the National Constitution Center, and past chairman of the Greater Philadelphia Chamber of Commerce.

With more than 35 years of experience in all aspects of banking, he brings extensive leadership experience, as well as broad knowledge of the banking industry to the Board and his role as CEO.

Education

Holds a bachelor’s degree in economics from Gettysburg College and completed the Stanford University Graduate School of Business Executive Program.

Other Prior Public Company Boards Within Five Years

Served on the board of L Brands, Inc. until its split into separate companies in August 2021; continued on the board of Bath & Body Works.

Served on the board of Exelon Corporation until April 2020.

Key Experience and Skills:

Audit/Financial Reporting

Client/Consumer Marketing, Branding & Communication

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Public Company Executive

Risk Management

Strategic Planning/M&A

Technology, Cybersecurity & Information Security

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Jeffrey L. Tate
Director since: 2021 Age: 53 Committees: Audit Committee

Career Highlights

CFO and Executive Vice President of Leggett & Platt, a diversified manufacturer, since September 2019.

Previously served as Vice President and Business Finance Director for the Packaging and Specialty Plastics segment of The Dow Chemical Company, a position he held from August 2017 until August 2019. He directed and oversaw all finance activities to provide strategic and financial counsel for the businesses. Also served as Chief Auditor from December 2012 to July 2017 with responsibility for leading internal audit and corporate investigations globally.

Began his career with Dow in Louisiana in 1992 and held a variety of accounting and controller roles before relocating to Michigan for several finance leadership assignments in Dow Automotive, Investor Relations, Performance Materials, and Performance Plastics.

Chosen as CFO of the Year by the National Association of Black Accountants in 2020. In 2020 and 2012, he was named to Savoy Magazine’s Top 100 Most Influential Blacks in Corporate America.

He is a member of the Financial Executives International; the Executive Leadership Council; the American Institute of Certified Public Accountants; and Omega Psi Phi Fraternity, Incorporated.

Previously served on the PCAOB Standing Advisory Group.

Brings significant finance and accounting expertise, making him a key member of the Board and Audit Committee.

Education

Holds a bachelor’s degree in accounting from the University of Alabama and is a Certified Public Accountant.

Other Prior Public Company Boards Within Five Years

Prior to the TCF Merger in June 2021, he served on the board of TCF (legacy Chemical Financial Corporation at the time) since 2017.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Financial Services

Public Company Executive

Risk Management

Strategic Planning/M&A

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Gary Torgow
Director since: 2021 Age: 66 Committees: Community Development Committee Other Current Public Company Directorships: DTE Energy Company

Career Highlights

Chairman of Huntington Bank since June 2021.

Previously served as the executive chairman of TCF (known as Chemical Financial Corporation until August 2019) from September 2016 until the TCF Merger in June 2021; previously served as executive chairman of Talmer Bancorp, Inc. until its merger with Chemical Financial Corporation (later renamed TCF in August 2019).

Before joining Talmer, Mr. Torgow founded and chaired the Sterling Group, a Michigan-based real estate, development, and investment company.

Serves as a director of Blue Cross Blue Shield of Michigan.

Serves as a trustee of the Community Foundation for Southeast Michigan and on the executive committee of the Business Leaders of Michigan.

Mr. Torgow is on the boards of the Detroit Regional Partnership, Invest Detroit, and the Skillman Foundation, among others. He also serves as chairman of the Steering Committee at Mosaic United and as board president for the Yeshiva Beth Yehudah school.

He is well known throughout Michigan for his business and philanthropic activities.

Brings significant financial services expertise, as well as deep knowledge about the Midwest, Detroit, and Michigan marketplaces, making him a valued member of the Board.

Education

Holds a bachelor’s degree in history from Yeshiva University and a law degree from Wayne State University.

A licensed attorney and member of the State Bar of Michigan.

Other Prior Public Company Boards Within Five Years

As set forth above, served as executive chairman of TCF from September 2016 until the TCF Merger.

Key Experience and Skills:

Audit/Financial Reporting

Compensation & Human Capital Management

ESG

Financial Services

Government, Public Policy & Regulatory

Public Company Executive

Strategic Planning/M&A

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Compensation of Directors

Our compensation philosophy for the Board is to provide compensation to non-employee Directors that reflects the significant time commitment and substantial contributions the Directors are expected to make to the value creation and governance of Huntington.

The compensation levels and structure for Directors are designed, with the input of the independent compensation consultant, to enable us to attract and retain high caliber talent at a national level and also to align the Directors’ interests with those of our shareholders. The program is retainer-based and paid in a combination of cash and equity. A meaningful portion of Director compensation is paid in equity that is subject to ownership requirements. Meeting fees in cash are paid only when the number of meetings exceed a certain threshold. The CEO does not receive compensation for his service as a Director.

The HR and Compensation Committee performs a review of the compensation program for Directors each year facilitated by the independent compensation consultant. In 2021, the HR and Compensation Committee set the Director annual cash retainer at $100,000 and the Director annual equity retainer at $137,500 to align with market practices.

Director Equity Compensation

A meaningful portion of Director compensation is paid in equity that is subject to ownership requirements.

Equity grants for Directors are in the form of deferred stock units.

The deferred stock units are vested upon grant but not released to the Director until the later of six months following separation of service or one year from the date of grant.

*

An event fee is paid when, at Huntington’s request, a Director attends or participates in an event or meeting in their capacity as a Director. Such events could include conferences hosted by regulators, regional bank visits, or Huntington-sponsored training.

**

A $2,000 per meeting fee is paid only when meetings exceed: 20 meetings in a calendar year for the Audit Committee and the Risk Oversight Committee; 8 meetings in a calendar year for all other committees; or 15 meetings in a calendar year for the Board. If the threshold for any committee (or the full Board) is not exceeded, then no meeting fee is paid for that meeting.

All fees payable in cash are paid in quarterly installments. A Director may defer all or a portion of the cash and equity compensation payable to the Director through participation in the Director Deferred Compensation Plan.

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Director Compensation 2022

Name	Fees Earned or Paid in Cash(2)	Stock Awards(3)(4)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Lizabeth Ardisana	$122,500	$137,496	—	—	—	$—	$259,996
Alanna Y. Cotton	115,000	137,496	—	—	—	—	252,496
Ann B. (Tanny) Crane	152,500	137,496	—	—	—	—	289,996
Robert S. Cubbin	155,000	157,498	—	—	—	—	312,498
Steven G. Elliott	59,168	—	—	—	—	—	59,168
Gina D. France	122,500	137,496	—	—	—	—	259,996
J. Michael Hochschwender	137,500	137,496	—	—	—	—	274,996
Richard H. King	107,500	137,496	—	—	—	—	244,996
Katherine M. A. (Allie) Kline	115,000	137,496	—	—	—	—	252,496
Barbara L. McQuade	38,334	—	—	—	—	—	38,334
Richard W. Neu	156,875	157,498	—	—	—	—	314,373
Kenneth J. Phelan	158,750	157,498	—	—	—	—	316,248
David L. Porteous	290,000	137,496	—	—	—	—	427,496
Roger J. Sit	118,750	137,496	—	—	—	—	256,246
Jeffrey L. Tate	115,000	137,496	—	—	—	—	252,496
Gary Torgow(1)	—	—	—	—	—	3,324,990	3,324,990

(1)

The “All Other Compensation” column for Mr. Torgow includes $3.25 million paid to Mr. Torgow pursuant to his Letter Agreement described below; $23,758 related to Mr. Torgow’s use of a car and driver provided by Huntington, representing the cost of fuel, salary and overtime costs for the driver, and maintenance and depreciation on the vehicle; and $51,232 related to administrative support and use of office space.

Pursuant to a Letter Agreement, dated December 13, 2020, between Director Torgow and Huntington that was contingent upon the completion of the TCF Merger, Director Torgow provides advisory services to Huntington, including advice on the development, strengthening, and growth of customer, community, and local government relationships. At the close of the TCF Merger, Director Torgow was paid $3.25 million. For the first two 12-month periods following the merger closing date, Director Torgow is entitled to receive an annual advisory fee of $3.25 million, the first of which was paid in 2022. Director Torgow will receive an advisory fee of $2.75 million for the third 12-month period following the merger closing date. During the term of the agreement, Director Torgow is entitled to (1) continued use of an executive office in the Company’s primary location in Downtown Detroit, (2) a dedicated executive assistant, and (3) continued use of a dedicated driver for security purposes. Pursuant to the terms of the Letter Agreement, Mr. Torgow receives no compensation for his service on Huntington’s Board.

(2)

Amounts include fees deferred by participating Directors under the Director Deferred Compensation Plan.

(3)

On May 1, 2022, grants of 11,977 deferred stock units were made to the chairs of the Audit, HR and Compensation, and Risk Oversight Committees, and grants of 10,456 deferred stock units were made to each other Director under the Amended and Restated 2018 Long-Term Incentive Plan. These deferred stock unit awards will be credited with an additional number of deferred stock units to reflect reinvested dividend equivalents with respect to the period of time between the date of grant and the delivery of shares. All awards were vested upon grant but are not released until the later of six months following separation of service or one year from the date of grant. This column reflects the grant date fair value in accordance with FASB Topic 718 and is equal to the number of units times the fair market value (the closing price of a share of common stock) on the last trading day prior to the date of grant.

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(4)

The HR and Compensation Committee has granted deferred stock awards to non-employee Directors each year since 2006. The Directors’ deferred stock unit awards outstanding as of December 31, 2022, are set forth in the table below.

Name	Deferred Stock Awards Outstanding
Lizabeth Ardisana	66,347
Alanna Y. Cotton	40,808
Ann B. (Tanny) Crane	133,412
Robert S. Cubbin	77,245
Gina D. France	66,347
J. Michael Hochschwender	66,347
Richard H. King	14,715
Katherine M. A. (Allie) Kline	47,469
Richard W. Neu	158,674
Kenneth J. Phelan	48,082
David L. Porteous	150,043
Roger J. Sit	14,715
Jeffrey L. Tate	14,715

Director Deferred Compensation Plan

We offer a deferred compensation program that allows the members of the Board to elect to defer receipt of all or a portion of the cash and equity compensation payable to them in the future for services as Directors. Amounts deferred will accrue interest, earnings, and losses at the market rate of the investment option selected by the participant. The investment options consist of Huntington common stock and a variety of mutual funds that are generally available under and/or consistent with the types of investment options available under our tax-qualified 401(k) Plan for colleagues.

A Director’s account will be distributed either in a lump sum or in annual installments, as elected by each Director, following the age or date specified by the Director at the time the deferral election was made, or the Director’s termination as a Director. All the assets of the current and predecessor plans are subject to the claims of our creditors.

As of December 31, 2022, the participating Directors’ accounts under the current and predecessor plans were substantially comprised of Huntington common stock and had the values set forth in the table below.

Participating Directors	Account Balance at December 31, 2022
Alanna Y. Cotton	$89,193
Ann B. (Tanny) Crane	754,608
Robert S. Cubbin	133,007
Richard H. King	23,268
Katherine M. A. (Allie) Kline	44,433
Richard W. Neu	2,613,897
Kenneth J. Phelan	236,646
David L. Porteous	1,751,679
Roger J. Sit	149,820
Jeffrey L. Tate	62,254

In addition, Ms. France and Mr. Hochschwender have account balances under a FirstMerit Corporation deferred compensation plan valued at $903,370 and $1,127,086 respectively, as of December 31, 2022. The investment options consist of Huntington common stock and a variety of mutual funds that are generally available under and/or consistent with the types of investment options available under our tax-qualified 401(k) Plan for colleagues.

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Corporate Governance

Corporate Governance

Huntington and its Board are committed to strong corporate governance and to continually enhancing our practices so that we are better positioned to create shareholder value over time. Our Board is structured to provide effective and independent oversight of Huntington’s corporate governance framework.

Commitment to Good Governance Practices

Huntington’s Board and management believe that strong corporate governance is critical to our long-term success. Executive management and the Board work together to not only maintain legal and regulatory compliance with respect to our governance practices, but to also implement a robust governance framework with hallmarks of transparency and effectiveness. By having appropriate governance practices in place, we are better equipped to operate efficiently, keep pace with market trends and shareholder expectations, and remain compliant with regulatory expectations. Moreover, the Company understands that the governance landscape and shareholder focuses are constantly changing and evolving; therefore, Huntington seeks to continually monitor its practices with a view towards enhancing them over time.

To this end, the Board has adopted several corporate governance documents that compose Huntington’s governance framework. Chief among these is the Corporate Governance Guidelines that detail Board responsibilities, Director qualifications, and structures and practices intended to enhance the Board’s effectiveness.

As demonstrated throughout this Corporate Governance section and as highlighted in the Information Highlights, Huntington has a record of implementing a strong governance framework.

Documents available on or through our website at ir.huntington.com:

Corporate Governance Documents

Corporate Governance Guidelines

Code of Conduct and Ethics

Financial Code of Ethics for CEO and Senior Financial Officers

Recoupment Policy

Board Committee Charters

Audit Committee Charter

Community Development Committee Charter

Executive Committee Charter

HR and Compensation Committee Charter

NESG Committee Charter

Risk Oversight Committee Charter

Technology Committee Charter

Investor Relations Policies

Investor Relations Public Disclosure and Access Policy

ESG Documents

ESG Report

TCFD Index (part of our ESG Report)

SASB Index (part of our ESG Report)

EEO-1 data disclosure

Huntington Political Action Committee Contribution Report

DEI Corporate Policy Statement

Environmental Policy Statement

Climate Risk Policy Statement

Human Rights Statement

Service Provider Code of Conduct

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Shareholder Outreach and Engagement

We value the views of our investors and welcome feedback from them. The NESG Committee, on behalf of our Board, oversees our outreach and engagement practices. Typically, members of management, and on occasion the independent Lead Director, hold conversations about ESG and executive compensation matters with our largest investors biannually. During 2022, we were actively engaged in discussions with Huntington’s shareholders. These conversations are summarized for the NESG Committee, thus providing the Board with valuable insight from these interactions.

Huntington believes that shareholder engagement is an ongoing process that should occur throughout the year during multiple touchpoints. Therefore, we have developed a robust process that allows us to maintain contact with shareholders and other market participants throughout the year. In addition to hearing from investors about their positions and expectations, we seek to develop and strengthen relationships with them. Overall, through multiple efforts we have engaged with shareholders owning, in the aggregate, over 40% of our common stock during 2022.

Our Corporate Governance, ESG, Investor Relations, and Total Rewards teams work closely together to provide an effective, integrated engagement program that positively impacts all types of institutional investors and their representatives. The following provides an overview of our engagement process:

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During the autumn outreach calls this year, we solicited shareholder feedback primarily on our ESG practices and disclosures and executive compensation. As part of this year's outreach, we also participated in the Council of Institutional Investors’ Engagement Exchange that took place during their Fall 2022 Conference and the Investor Forum that occurred during the Society for Corporate Governance's 2022 National Conference. Feedback from these engagements was summarized and presented to the NESG Committee so that the Board understands what issues are most important to shareholders.

The following sets forth some of the most frequent feedback we received and how we are addressing it:

What we heard…	How we are addressing it…
Many shareholders continued to express an interest in Huntington’s path to net-zero carbon emissions.

Well in advance of this year's calls, we had developed an internal exploratory roadmap to achieving net-zero carbon emissions. We continue to refine our roadmap based on our updated baseline emissions data and intend on making this information public in the future.

More broadly, Huntington’s response to climate change and climate risk continued to be a common discussion point with shareholders.

We are continuing to incorporate ESG throughout the organization to support operating and banking responsibly from both a climate change and climate risk perspective. We are also in the process of assisting our customers in their transition to a low-carbon economy.

Shareholders sought to better understand our calculation of the Company's financed emissions and the approach we are taking to mitigate them.

We have been working towards understanding and calculating the scope of our financed emissions for some time. During the fourth quarter of last year, we completed our first analysis and calculation of Huntington's 2021 financed emissions. We have begun to sort and stratify this data to have a better understanding of these emissions and the opportunities that may exist for us. This data has been incorporated into new credit relationships and review of our vendors. Further, there are work streams across the Company to further integrate this data throughout the organization. We have also started reviewing our 2022 financed emissions.

Communications with the Board

Shareholders and other interested parties who wish to send communications to the Board may find information on the Board of Directors page accessible through our website at ir.huntington.com. Communications may be directed to the Board, a committee of the Board, the independent Lead Director, the independent Directors as a group, or an individual Director by indicating in the communication to whom it should be directed.

The Office of the Corporate Secretary circulates communications to the appropriate Director or Directors, except for those communications that are of a personal nature or unrelated to the duties and responsibilities of the Board, including, without limitation, routine customer service matters, commercial solicitations, employment resumes, and mass mailings.

For those customers seeking support, please refer to the Customer Service page on Huntington’s website.

Capital Planning

Huntington implements a disciplined capital planning process that is designed to ensure the Company maintains the necessary capital and liquidity levels to meet regulatory requirements and customer needs. Further, we seek to employ capital in an efficient manner that takes a long-term view in balancing the Company’s liquidity needs and returning capital to shareholders through dividends and share repurchases/buybacks.

Company Oversight. A cross-functional group, which includes Treasury and Finance, is responsible for capital planning with oversight provided by Risk Management and Internal Audit. Distributions of capital, whether via dividends or share repurchases, are overseen and approved by the Board. The Board's authorization of share repurchase programs are publicly disclosed to shareholders following approval.

Regulatory Oversight. Huntington's capital planning is subject to ongoing review by the Federal Reserve, one of Huntington’s prudential regulators. Huntington’s capital plan is submitted to the Federal Reserve following final review and approval from our Board.

Capital Priorities. We continually evaluate and assess the Company’s capital position and plans. Currently, Huntington’s Capital Priorities consist of the following:

Funding Organic Growth

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Supporting the Dividend

Buybacks/Other

We believe that prudent investment and allocation of capital is critical to our success and long-term value creation for all our stakeholders.

Continually Assessing and Enhancing Director Skills and Board Effectiveness

The NESG Committee regularly assesses the composition of the Board to assure that the appropriate knowledge, skills, and experience are represented. A robust refreshment and succession planning process has been established to enhance the Board’s current set of skills, to plan for known Director retirements, and to be ready for unplanned changes.

Board Refreshment and Succession Planning

Our Board is committed to maintaining a well-rounded and effective membership to better ensure overall Board effectiveness, meaningful oversight of the Company’s business strategy, and our long-term success.

At least annually, the NESG Committee assesses the size of the Board and reviews its composition to ensure that the appropriate knowledge, skills, and experience are represented, in the Committee’s judgment. The Board is committed to an ongoing refreshment process.

To help bring about fresh perspectives, several Directors have been added within the last five years. The Board recognizes that it is critical to maintain a range of tenures to ensure sufficient experience for Board leadership positions, Board continuity, and institutional knowledge through economic cycles and business climates. The tenures of our Director nominees range from one year to 19 years (as of the date of the 2023 Annual Meeting).

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Director Qualifications

Factors considered by the NESG Committee and the Board in their review of potential candidates include:

The candidate’s general business knowledge and special skills, expertise, and background that would complement the attributes of the existing Directors.

The candidate’s diversity, background, and experiences.

Whether the candidate has exhibited behavior that indicates they are committed to the highest ethical standards.

The candidate’s leadership and prominence within their business, governmental, or professional activities and whether their reputation demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make.

The candidate’s willingness to challenge management while working constructively as part of a team in an environment of collegiality, confidence, and trust.

A determination of whether the candidate will be able to devote sufficient time and energy to the performance of their duties as a Director based on their current and potential commitments.

The candidate’s experience in industries and with practices applicable to the Board’s oversight of Huntington.

The existence of any conflicts of interest.

As demonstrated in the Diversity & Inclusion subsection under Proposal 1 — Election of Directors, diversity is a priority for the Board and the NESG Committee in the selection and recruitment of Directors.

Selection and Recruitment of Directors

One of the most important duties carried out by the NESG Committee is the selection and recruitment of new Board members. Through the NESG Committee’s structured process, the Board can be better assured that it is positioned to properly oversee the Company now and in the future.

The NESG Committee thoroughly reviews the qualifications of potential Director candidates, as well as those Directors standing for reelection, and makes recommendations to the full Board. Each of the Director nominees meets the standards listed in the Board Refreshment and Succession Planning subsection above. From time to time, the NESG Committee will identify additional selection criteria for Board membership, taking into consideration the Company’s business strategy, the business environment, and current Board composition. The NESG Committee may also use a third-party search firm to seek out candidates for the Board. During 2022, the NESG Committee engaged James Drury Partners and Spencer Stuart to assist with locating and vetting potential candidates.

When seeking out individuals for appointment to the Board, the NESG Committee and Board undertake a rigorous screening process. This process helps ensure that the right individuals are selected for directorship. The following sets forth the typical selection and recruitment process:

Sources for candidates	Candidate pool	In-depth review	Recommendation to the Board	Board review
The NESG Committee and Board consider potential candidates submitted by Directors, management, search firms, shareholders, and self-nominees.	Director searches include a diverse slate of candidates in terms of race, ethnicity, and gender in accord with the Rooney Rule as previously described.	Certain Directors meet with potential candidates. Consider candidates’ skills, background, and diversity. Review candidates for independence and potential conflicts.	NESG Committee makes a recommendation to the Board following the review process.	Following the NESG Committee's recommendation, the full Board will vote on the candidate's appointment.

The Director Onboarding and Continuing Education subsection describes the process that new Directors undergo to assist with their acclimation to the Board and Company. Individuals who wish to recommend individuals for directorship are encouraged to review the General Information on Voting and the Annual Meeting section.

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Regular Board Evaluations

Candid and thorough Board evaluations are necessary to ensure that the Board and committees are productive and operating efficiently. The self-assessment is also used to shape the Board and its composition so that it is best positioned to oversee Huntington’s long-term strategy and continued success.

The NESG Committee oversees a Board evaluation process for the Board and its committees each year. Regular evaluation is critical to assessing strengths and identifying areas for enhancement, and the annual process is designed to ensure that Board members are free to speak openly and candidly. Periodically, the Board will engage an experienced third party to facilitate the Board’s self-assessment and assessments of individual Directors.

As part of the Board evaluation process, the Board considers, among other matters, whether its composition reflects the skills needed to appropriately oversee the Company’s long-term strategy and continued success. The Board also evaluates its processes and interactions with management to determine whether it is operating efficiently with respect to its oversight responsibilities.

In addition to participating in the annual Board evaluation process, Directors are encouraged to raise any topics related to Board performance and effectiveness, or any other matter, at any time with the independent Lead Director, the Chair of the NESG Committee, the chair of an applicable committee, the Chairman of the Board, or the Board as a whole, as appropriate. The Lead Director makes it a point to engage one-on-one with each Board member throughout the year.

The following sets forth the process that was used for the Board’s 2022 evaluation:

1)

Prior to the Board’s and committees’ full evaluations, the independent Lead Director, who also serves as the Chair of the NESG Committee, held individual discussions with each Director to obtain their candid feedback on Board operations and functioning, individual Directors' goals and performance, and other topics. These discussions took place at the end of the year.

2)

Each committee conducted a self-assessment of its own operations and performance and the topics applicable to the committee. Committee self-assessments were facilitated by each committee’s chair during the January meeting cycle.

3)

The Lead Director provided a summary of the discussions to the independent Directors during an executive session at the January Board meeting.

4)

The self-assessment process solicited the Board’s feedback in areas such as:

Board dynamics and operations;

Board structure and composition;

Business strategy;

Risk management and governance;

Relations with our regulators;

Executive performance, incentive compensation, and succession planning;

Information presented to the Board and Director engagement;

Crisis response and management; and

Sustainability and ESG.

5)

The Board continued to place additional emphasis on outcomes. Following the completion of the evaluation process, the Board determined follow-up actions.

6)

Follow-up action items are being implemented into action plans.

As a result of the most recent Board evaluation process, the following enhancements are expected to take place:

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Ongoing enhancement of meeting materials, resulting in more efficient meetings and interactive discussions with management;

Hold additional discussions on ESG matters with the full Board;

Continue focusing and progressing on DEI matters; and

Continue reviewing and evaluating Board refreshment and management succession opportunities.

Board Role and Responsibilities

The Board’s Role in Risk Oversight

We have a deeply ingrained risk management culture, including our Board-approved aggregate moderate-to-low, through-the-cycle risk appetite.

We rely on comprehensive risk management processes to identify, measure, monitor, control, and report risks and to aggregate risks across the enterprise. This system enables the Board to understand the effectiveness of the Company’s risk management practices and capabilities, review the Company’s risk exposure relative to its risk appetite, and ensure management elevates certain key risks for discussion at the Board level.

Our Risk Governance and Risk Appetite Framework serves as the foundation for consistent and effective risk management. It outlines the seven types of risk that the Company faces:

Compliance risk	Operational risk
Credit risk	Reputation risk
Liquidity risk	Strategic risk
Market risk

The Framework describes components of our risk management approach, including our risk appetite and risk management processes, with a focus on the role of all colleagues in managing risk. Additionally, the Framework defines the aggregate risk levels and types of risk our Board and management believe are appropriate to achieve the Company’s strategic objectives and business plans.

While the Board has three committees that primarily oversee implementation of this desired risk appetite and the monitoring of our risk profile—the Risk Oversight Committee, the Audit Committee, and the Technology Committee—the full Board is engaged in discussing risks. All standing committees report their deliberations and actions at each full Board meeting. Noteworthy issues from each committee’s agenda are called to the attention of the full Board. In addition, all scheduled committee meetings are open to all Directors. The Directors regularly communicate directly with members of senior management, and the Board and committees regularly meet in executive session without management present.

The role of each Board committee is further described under Board, Committee, and Leadership Structure.

Board of Directors

Directly oversees risks related to Company strategy and leadership. Our aggregate moderate-to-low, through-the-cycle risk appetite is an integral part of our strategy and strategic planning process.

Meets frequently with senior management and is devoted to reviewing strategic priorities.

The CEO reserves time at the beginning of Board meetings to discuss priorities and initiatives.

Special Board sessions are periodically held to discuss and analyze specific possible risk scenarios, such as cybersecurity incident simulations.

Oversees succession planning for the positions of the CEO and other members of the executive leadership team.

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Board Committees

Risk Oversight Committee	Audit Committee

Assists the Board in overseeing the Company’s enterprise-wide risk management function consistent with its strategy and risk appetite, including oversight of:

the policies and risk control infrastructure for the different types of risk facing Huntington;

management’s establishment and operation of the Risk Governance and Risk Appetite Framework, including review and approval of this framework and of the Company’s risk appetite metrics;

the risk management organization, including the CRO and risk management budget;

the administration of our system for monitoring compliance with laws and regulations; and

the management of our processes for reviewing new, modified, or expanded products or services.

Oversees the administration and effectiveness of our capital management program, including the Company’s capital plan, capital planning models, capital adequacy assessment, and forecasting processes, as well as compliance with regulatory capital guidance.

Receives reports directly from the CRO at least quarterly.

Oversees the administration and effectiveness of our credit review function, including the performance and compensation of the Credit Review Director, who is directly overseen by the Risk Oversight Committee.

Assists the Board in overseeing the integrity of the consolidated financial statements, including oversight of:

policies, procedures, and practices regarding the preparation of financial statements, the financial reporting process, disclosures, and internal control over financial reporting; the internal audit department; and the independent registered public accounting firm’s qualifications and independence;

compliance with our Financial Code of Ethics for CEO and Senior Financial Officers;

compliance with corporate securities trading policies; and

compliance with legal and regulatory requirements applicable to the Company’s financial statements.

The Chief Internal Auditor is directly overseen by the Audit Committee.

HR and Compensation Committee

Assists the Board in ensuring that compensation plans are designed and administered to drive sustainable, long-term results in an effective and ethical manner, while not exposing the organization to inappropriate risks.

Reviews and evaluates the Company’s compensation policies and practices and the relationship among risk, risk management, and compensation to ensure that:

incentive compensation practices appropriately balance risk and financial results;

incentives do not encourage unnecessary and excessive risk taking or expose the Company to imprudent risks;

incentive programs are compatible with effective controls and risk management;

incentive programs are supported by strong corporate governance; and

compensation policies are not likely to have a material adverse effect on the Company. See Risk Assessment of Incentive Compensation in the CD&A for additional information.

Assist the Board in overseeing the development, implementation, and effectiveness of the Company’s strategies and policies regarding human resources matters.

Reviews succession planning for the CEO and other ELT member positions.

Meets regularly with members of senior management, including the CFO.

Supports the Board with succession planning for key management positions.

Technology Committee	Community Development Committee	NESG Committee

Assists the Board in fulfilling its oversight responsibilities with respect to all technology and innovation strategies and plans developed by management, our Information Security Risk Management Program, and the third-party risk management program.

Typically, receives quarterly updates from management on cybersecurity and IT risk.

Promotes the Company’s mission of local involvement and leadership in the communities where the Company is located and where our colleagues work.

Considers matters relating to community development and involvement, philanthropy, government affairs, fair and responsible lending and banking, and DEI.

Evaluates whether the necessary skills to oversee the Company are represented on the Board.

Oversees the Company’s commitment to ESG issues and the Company’s ESG practices and strategy.

Receives periodic updates from management with respect to ESG issues, risks, and reporting, including with respect to environmental strategy, GHG emissions, and climate risk.

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Several overlapping topics are overseen by more than one committee. On a regular basis, the Risk Oversight Committee and Audit Committee meet in joint session to cover matters relevant to both committees' oversight responsibilities. Matters overseen by both committees include reviews of annual and quarterly reports, the methodology and level of the allowance for credit losses, and conduct risk. These committees routinely hold executive sessions with our key officers engaged in both accounting and risk management. In addition, while the Technology Committee has primary oversight over cybersecurity and IT risk, this topic is also discussed at least annually in joint session with the Risk Oversight Committee and Audit Committee.

Due to the importance and growing shareholder interest of ensuring proper oversight of ESG, ESG-related topics are flagged within committee meeting materials for awareness and to invite discussion among the broader Board.

Oversight of Cybersecurity

Huntington’s Board has maintained a dedicated Technology Committee since 2013 to assist the Board in fulfilling its oversight responsibilities with respect to the vital role of technology and innovation strategies. Further, the Technology Committee has primary oversight of Huntington’s Information Security Program and plan. To keep the Board abreast of this rapidly evolving landscape, management typically provides quarterly updates to the Technology Committee on cybersecurity matters. The Risk Oversight Committee, Technology Committee, and Audit Committee hold an annual joint session to cover overlapping matters relevant to each committee, such as cybersecurity, IT risk, control projects, and risk assessments. See the Information Security and Cybersecurity subsection under ESG to learn more about Huntington’s practices in this important area.

Management Succession Planning

The Board oversees succession planning for the positions of the CEO and other members of the ELT. Because selecting and appointing qualified executive leadership is a priority for the Board, succession planning is discussed frequently. The CEO and the CHRO review the succession plans in place for executive leadership with the Board at least once a year. The HR and Compensation Committee and the Board annually review and approve a talent management framework covering executive leaders who are responsible for or influence material risk decisions, evaluating their knowledge, skill, and ability to effectively identify, measure, monitor, and control relevant risks.

Board, Committee, and Leadership Structure

The Board’s Leadership Structure

Having strong governance practices that provide appropriate checks and balances is important to Huntington. This includes adopting a Board leadership structure that allows the Board to effectively exercise its oversight role. In order to actively oversee and guide management, it is important that the Board actively challenges management on both their strategic and day-to-day operation of the Company.

Our CEO, Stephen D. Steinour, serves as Chairman of the Board, and David L. Porteous has served as the independent Lead Director since the Board established the role in 2007.

Additionally, Gary Torgow serves as Chairman of Huntington Bank. As part of the TCF Merger that was completed in 2021, Huntington implemented an innovative Board leadership structure whereby Mr. Torgow, TCF’s prior executive chairman, assumed the Chairman position of Huntington Bank. In this role, he is able to continue providing his institutional knowledge, business acumen, and leadership to the combined company. He has an active role in commercial business development and community resources and relationships on behalf of Huntington.

To maintain flexibility, the Board has not adopted a policy requiring that the roles of Chairman of the Board and CEO be combined or separate. To ensure independent leadership, the Board has determined that there will be an independent Lead Director appointed whenever the positions of Chairman and CEO are combined. Each year the Board evaluates its leadership and leadership structure considering current and anticipated future circumstances and whether having a combined Chairman and CEO, along with a strong independent Lead Director, provides an efficient and effective structure for Huntington.

The Board has considered our leadership structure in light of the Company’s size, the nature of our business, the regulatory framework in which we operate, and our peers and has determined that the Board’s leadership structure continues to be appropriate at this time. This structure of having a combined Chairman and CEO, counterbalanced with an independent Lead Director with robust responsibilities and independent committee chairs helps to ensure a unity of vision and strategy while still maintaining distinct roles of daily operations and

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oversight. The combined Chairman/CEO position also creates accountability to all stakeholders regarding the Company’s performance and risk management.

The Board is presently comprised of 15 Directors, 13 of whom are considered independent, and each Director annually stands for reelection. All committee chairs are independent, and all members on the Audit Committee, HR and Compensation Committee, NESG Committee, Risk Oversight Committee, and Technology Committee are independent.

Huntington’s current leadership structure is as follows:

Stephen D. Steinour
Chairman, President, and CEO

David L. Porteous
Independent Lead Director, Chair of the Executive Committee, and Chair of the NESG Committee

Richard W. Neu
Chair of the Audit Committee

Ann B. (Tanny) Crane
Chair of the Community Development Committee

Robert S. Cubbin
Chair of the HR and Compensation Committee

Kenneth J. Phelan
Chair of the Risk Oversight Committee

J. Michael Hochschwender
Chair of the Technology Committee

Gary Torgow
Chairman of Huntington Bank

To balance having a combined Chair and CEO, the independent Lead Director is assigned a robust set of responsibilities, which are clearly defined in our Corporate Governance Guidelines, and include:

Board Leadership

Presiding at all meetings of the Board at which the Chairman is not present;

Presiding at executive sessions of the independent Directors;

Having the authority to call meetings of the independent Directors;

Board Meetings and Operations

Consulting with the Chairman on information sent to the Board;

Approving meeting agendas for the Board;

Approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;

Developing topics of discussion for executive sessions of the Board;

Following up on meeting outcomes and management deliverables;

Other

Serving as liaison between the Chairman and the independent Directors;

Establishing a close relationship and trust with the CEO, providing support, advice, and feedback from the Board and acting as a sounding board for the CEO;

Coordinating with the Chairman on Director orientation and continuing education;

If requested by major shareholders, ensuring that they are available for consultation and direct communication; and

Engaging advisors and consultants who report directly to the Board.

Mr. Porteous performs these duties and provides leadership in numerous additional ways. He also meets regularly with Huntington’s regulators. Mr. Porteous promotes good governance and has been a frequent speaker on governance matters at director forums and with investors. He communicates regularly with each Board member throughout the year and during the annual self-assessment process. He also fosters dialogue among the Directors and between the Board and management. He regularly engages with Huntington colleagues and acts as a liaison between colleagues and the Board. The Board believes that having an active and engaged independent Lead Director effectively complements and counterbalances the role of the combined Chairman/CEO.

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Why Our Leadership Structure Works

The Board has determined that the current leadership structure of a combined Chairman/CEO and an independent Lead Director continues to be in the best interest of the Company and its stakeholders.

The CEO reports to Huntington’s full Board, which is overwhelmingly independent and engaged, and holds regular executive sessions without the CEO.

The strong Lead Director role provides independent leadership that counterbalances the combined Chairman/CEO role. The Board has established well-developed authority and duties for the Lead Director position that both offset and harmonize with those of the Chairman/CEO. The interaction of the two roles is reflected in the table below.

The Board believes that Huntington has been well served by Mr. Steinour’s combined role as Chairman and CEO, which has allowed him to set the overall tone and direction for the Company and have primary responsibility for managing Huntington’s operations and communicating it to the Board efficiently and effectively. This also maintains consistency in the internal and external communication of our strategic and business priorities.

All Directors have access to Huntington's management and colleagues.

The Board evaluates its leadership structure every year.

Additional factors contribute to the Board’s comfort with Mr. Steinour serving in the combined roles of Chairman and CEO, including our strong corporate governance practices; the Board’s independence; the accountability of the CEO to the Board; regular executive sessions of independent Directors; the Board's willingness to challenge management; and regular reporting by senior management to the Board, as further described under The Board’s Role in Risk Oversight.

The interaction of the roles of our Chairman/CEO and independent Lead Director is reflected in the table below:

Duties and Responsibilities
Chairman/CEO	Independent Lead Director
Full Board Meetings
Has the authority to call meetings of the Board Chairs meetings of the Board Chairs the annual meeting of shareholders

Acts as intermediary—at times, the Chairman may coordinate with the Lead Director for guidance or on a matter that may be taken up in executive session

Provides leadership to the Board if circumstances arise in which the role of the Chairman may be, or may be perceived to be, in conflict with the Board

Suggests to the Chairman calling full Board meetings when appropriate

Executive Sessions
Receives feedback from the executive sessions

Has the authority to call meetings of the independent Directors

Sets the agenda for and leads executive sessions of the independent Directors

Briefs the Chairman on issues arising out of the executive sessions

Board Agendas and Information

Takes primary responsibility for shaping Board agendas

Consults with the Lead Director to ensure that Board agendas and information provide the Board with what is needed to fulfill its primary responsibilities

Collaborates with the Chairman to shape the Board agenda and Board information so that adequate time is provided for discussion of issues and to ensure that appropriate information is made available to Directors

Solicits agenda items from members of the Board

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Duties and Responsibilities
Chairman/CEO	Independent Lead Director
Board Communications
Communicates with the Directors on key issues and concerns outside of meetings Takes responsibility for new Director orientation and continuing education for the Board

Facilitates discussion among the independent Directors on issues and concerns outside of meetings

Serves as a non-exclusive conduit for the views, concerns, and issues of the independent Directors to the Chairman

Coordinates with the Chairman on new Director orientation and continuing education for the Board

Committee Meetings
Serves as a member of the Executive Committee and attends such other committee meetings (excluding executive sessions) as the committee chairs choose

Chairs the NESG Committee, which determines the membership and chair positions for the other Board committees, focusing on Board refreshment and committee chair succession

Chairs the Executive Committee

Participates on such committees (including executive sessions) to which they are elected

External and Other Stakeholders
Represents the organization to and interacts with external stakeholders, including investors, customers, and colleagues

Available to participate in meetings with key institutional investors as appropriate

Makes periodic visits to business regions, meeting with colleagues and customers

Regularly meets independently with regulators

Has authority to engage advisors and consultants who report directly to the Board on Board-related issues

Director Retirement Policy

Our Bylaws provide that no person shall be nominated or elected a Director of the Company after having attained the age of 72 years unless the Board or the NESG Committee first determines that this age restriction shall not apply to a particular individual. This exception to the age limit enhances our ability to maintain a well-rounded Board with the appropriate skills and to not unduly limit the service of highly qualified individuals. In accordance with the Corporate Governance Guidelines, any determination that the age restriction shall not be applicable to any person should be rare and shall be made only after consideration of whether such person brings a specific expertise to the Board; has valuable industry-specific knowledge and experience; holds unique relationships with third parties, such as regulators; has capacity to devote time to special projects; has developed significant institutional knowledge; or possesses some other attributes or qualifications deemed essential by the Board or the NESG Committee. Any determination that the age restriction does not apply shall not be made for two or more consecutive years unless a compelling rationale exists. No such exceptions were made for the current nominees.

Independence of Directors

To be considered independent under the Nasdaq Stock Market Marketplace Rules, the Board must determine that the Director does not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. These Nasdaq rules also provide bright-line tests that preclude a determination of independence.

Our Board and the NESG Committee have reviewed and evaluated transactions and relationships with Board members to determine the independence of each. Stephen D. Steinour, Huntington’s Chairman, President, and CEO is not considered independent under Nasdaq’s rules because he is employed by the Company. Gary Torgow is also not considered independent because he receives compensation (unrelated to his service as a Director) in excess of $120,000. This arrangement is discussed in the Compensation of Directors section.

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The Board does not believe that any of the other Directors have relationships with us that would interfere with the exercise of independent judgment in carrying out their responsibilities as Director. As such, the Board and the NESG Committee have determined that the following current Directors are “independent directors” as the term is defined in the Nasdaq rules:

Lizabeth Ardisana	J. Michael Hochschwender	David L. Porteous
Alanna Y. Cotton	Richard H. King	Roger J. Sit
Ann B. (Tanny) Crane	Katherine M. A. (Allie) Kline	Jeffrey L. Tate
Robert S. Cubbin	Richard W. Neu
Gina D. France	Kenneth J. Phelan

Pursuant to their respective charters, each member of the Audit, HR and Compensation, NESG, and Risk Oversight Committees are required to be independent under such Nasdaq definition. Members of the Audit Committee and the HR and Compensation Committee must also meet the additional independence and eligibility standards applicable to such committees.

In making the independence determinations for each of the Directors, the Board took into consideration the transactions disclosed in this Proxy Statement under Review, Approval, or Ratification of Transactions with Related Persons. In addition, the Board considered that the Directors and their family members are customers of our affiliated financial and lending institutions. Many of the Directors have one or more transactions, relationships, or arrangements where Huntington’s affiliated financial and lending institutions, in the ordinary course of business, act as depository of funds, lender, trustee, or provide similar services. Directors may also be affiliated with entities that are customers of our affiliated financial and lending institutions and that enter into transactions with such Huntington affiliates in the ordinary course of business. The Board also considered charitable donations to organizations in which Directors have an interest and determined them to be immaterial.

Review, Approval, or Ratification of Transactions with Related Persons

The NESG Committee oversees our Related Party Transactions Policy, referred to in this section as the “Policy.” This written Policy covers “related party transactions,” including any financial transaction, arrangement, or relationship or any series of similar transactions, arrangements, or relationships, either currently proposed or existing since the beginning of the last fiscal year in which we were or will be a participant, involving an amount exceeding $120,000 and in which a Director, nominee for Director, executive officer, or any of their immediate family members has or will have a direct or indirect material interest. The Policy requires our senior management and Directors to notify the General Counsel of any existing or potential related party transactions. Our General Counsel reviews each reported transaction, arrangement, or relationship that constitutes a related party transaction with the NESG Committee. The NESG Committee determines whether related party transactions are in the best interests of Huntington. The NESG Committee also determines whether any related party transaction in which a Director has an interest impairs their independence. Approved related party transactions are subject to ongoing review on at least an annual basis. Loans to Directors and executive officers and their related interests made and approved pursuant to the terms of Federal Reserve’s Regulation O are deemed to be approved under this Policy. Any of these loans that become subject to specific disclosure in our annual proxy statement are reviewed by the NESG Committee at that time. The NESG Committee would also consider and review any material transactions with a shareholder having beneficial ownership of more than 5% of Huntington’s voting securities in accordance with the Policy.

Indebtedness of Directors and Management

Many of our Directors and executive officers and their immediate family members are customers of our affiliated financial and lending institutions in the ordinary course of business. In addition, our Directors and executive officers also may be affiliated with entities that are customers of our affiliated financial and lending institutions in the ordinary course of business. Loan transactions with Directors, executive officers, and their immediate family members and affiliates have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers otherwise not affiliated with us. Such loans also have not involved more than the normal risk of collectability or presented other unfavorable features.

Certain Transactions

The following transactions were also considered by the Board when making independence determinations:

Paul McMahon, who is the son-in-law of Director David L. Porteous, has been employed by Huntington Bank since 2006 and currently serves as a Senior Vice President and Commercial Portfolio Manager — Market Manager in the Commercial Banking Department. Paul McMahon serves in a non-executive capacity three reporting levels below the Executive Managing Director, Middle Market. He is one of approximately 19,920 colleagues (average full-time equivalent colleagues during 2022) and is compensated in accordance with the employment compensation practices and policies applicable to all colleagues with equivalent qualifications and

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responsibilities in similar positions. For 2022, Paul McMahon received compensation totaling approximately $292,000, as well as benefits generally available to all colleagues.

Elliot Shafer, who is the son of Tom Shafer, has been employed by Huntington Bank since 2020 and currently serves as a Vice President and Commercial Relationship Manager III in the Commercial Banking Department. Elliot Shafer serves in a non-executive capacity three reporting levels below the Executive Managing Director, Middle Market. He is one of approximately 19,920 colleagues (average full-time equivalent colleagues during 2022) and is compensated in accordance with the employment compensation practices and policies applicable to all colleagues with equivalent qualifications and responsibilities in similar positions. For 2022, Elliot Shafer received compensation totaling approximately $259,000, as well as benefits generally available to all colleagues. Tom Shafer stepped down from his role as Co-President, Commercial Bank in June 2022 and retired from Huntington at the end of 2022.

On June 9, 2021, Huntington Bank became successor by operation of law to the interest of TCF Bank as lessee in a lease agreement for the development and lease of a new building in Detroit initially entered into on May 31, 2019, by TCF Bank, successor to Chemical Bank, and GPC Adams LLC (“GPC Adams”) as successor to 28 Associates LLC. The building houses Huntington’s Commercial Bank headquarters.

GPC Adams was 50% owned by the five adult children of Huntington Bank’s Chairman, Director Gary Torgow, through their ownership of Park Elizabeth Associates LLC, which is a member of GPC Adams. The members of Park Elizabeth Associates were Elie Torgow, Yoni Torgow, Rachel H. Torgow Krakauer, Moshe Torgow, and Jacob Torgow. Elie Torgow was also the manager of GPC Adams. Gary Torgow recused himself from all board deliberations related to this agreement, and none of these adult children are directors, officers, or colleagues of Huntington or Huntington Bank. Further, Gary Torgow has no direct ownership interest in any of the entities listed. The audit committee of TCF’s board (of which Gary Torgow was not a member) also approved this lease agreement. The approximate aggregate value of the interest of Mr. Torgow’s children in the development and lease transaction was equal to approximately 50% of the amounts payable to GPC Adams thereunder. The lease agreement provides for a triple net lease by Huntington Bank (as successor to TCF Bank) of an office building at the initial rate of $35 per rentable square foot for office space, or approximately $6,977,950 annually, and $50 per rentable square foot for retail space, or approximately $190,050 annually, with two percent annual increases during the initial term.

The lease has a term of 22.5 years and had a rent commencement date of January 1, 2022. Huntington Bank (as successor to TCF Bank) has four seven-year renewal options.

The leased property is approximately 421,481 square feet of gross area comprised of (a) a 203,171 square-foot building containing approximately (i) 199,370 square feet of rentable office space and (ii) 3,801 rentable square feet of 1st floor retail space, and (b) a parking garage and related parking facilities. GPC Adams, which owned the property and built the office building, was required to remediate and improve the property. The four renewal terms will be at 95% fair market rental, with two percent annual increases, provided the base rent during each renewal term shall not be less than the immediately preceding lease year before commencement of each renewal term. Huntington Bank leased the parking spaces within the premises at an estimated monthly cost of $300 per spot, or $1,119,600 annually, provided that up to 60 parking spaces may be subleased back by GPC Adams for the same amount.

In August 2022, GPC Adams transferred its ownership interest in (and the rights to receive lease payments under) the lease agreement to an unrelated party.

Prior to this transfer in ownership, Huntington (i) paid approximately $8.27 million in rent to and (ii) received approximately $128,000 in parking income from GPC Adams under the lease agreement in 2022.

Family Relationships

There are no immediate family relationships between any of our Directors or executive officers and any other Directors or executive officers.

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Board Committee Information

Our Board currently has seven standing committees: Audit, Community Development, Executive, HR and Compensation, NESG, Risk Oversight, and Technology. As needed or determined appropriate, the Board may establish an ad hoc committee.

As further discussed under the Independence of Directors section, the Board has determined that each member of the Audit, HR and Compensation, NESG, Risk Oversight, and Technology Committees is independent as the term is defined in the Nasdaq Stock Market Marketplace Rules.

All Board members have access to all committee reports and materials. In addition, all Board members are welcome to attend any meetings of the standing committees. Each standing committee has a separate written charter, which is posted on the Governance Documents page of our website at ir.huntington.com. Information about the Board’s standing committees, including the committee chairs and members and a brief overview of each committee’s responsibilities, is set forth below.

Current Committee Assignments (including all current Directors)

Committee Members	Audit Committee	Community Development Committee	Executive Committee	HR and Compensation Committee	NESG Committee	Risk Oversight Committee	Technology Committee
Lizabeth Ardisana
Alanna Y. Cotton
Ann B. (Tanny) Crane
Robert S. Cubbin
Gina D. France
J. Michael Hochschwender
Richard H. King
Katherine M.A. (Allie) Kline
Richard W. Neu
Kenneth J. Phelan
David L. Porteous
Roger J. Sit
Stephen D. Steinour
Jeffrey L. Tate
Gary Torgow
Number of Meetings Held During 2022	13	4	2	4	4	15	4
Audit Committee Financial Expert	Risk Management Expert under the Federal Reserve’s Regulation YY	Member	Chair

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Audit Committee
Current Members: Richard W. Neu (Chair) Ann B. (Tanny) Crane Robert S. Cubbin Gina D. France Jeffrey L. Tate Meetings Held in 2022: 9 (plus 4 held jointly with the Risk Oversight Committee)

The purpose of the Audit Committee is to oversee the integrity of the consolidated financial statements, Huntington’s internal audit department, the independent registered public accounting firm, and compliance with various regulatory requirements.

The Audit Committee’s duties and responsibilities are to:

oversee the integrity of the consolidated financial statements, including policies, procedures, and practices regarding the preparation and audits of financial statements, the accounting and financial reporting process, disclosures, and the internal control over financial reporting;

oversee the appointment, compensation, retention, and work of the independent registered public accounting firm;

oversee the internal audit department and the independent registered public accounting firm’s qualifications, performance, and independence; and

oversee compliance with our Financial Code of Ethics for CEO and Senior Financial Officers; compliance with corporate securities trading policies; compliance with legal and regulatory requirements applicable to the Company’s financial statements; and financial risk exposures.

While the Audit Committee has the duties and responsibilities described above and as set forth in its charter, our management is responsible for the internal controls and the financial reporting process, and the independent registered public accounting firm is responsible for performing an independent audit of our financial statements and our internal controls over financial reporting in accordance with generally accepted auditing standards and issuing a report thereon.

The Audit Committee periodically meets in joint session with the Risk Oversight Committee to cover matters relevant to both, such as the construct and appropriateness of the allowance for credit losses, which is reviewed quarterly.

All the Committee members are financially literate, and the Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as the term is defined in the rules of the SEC. This designation does not, however, impose any duties, obligations, or liabilities on them that are greater than those imposed on the other members of the Audit Committee. The Board has determined that each member of the Audit Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

Community Development Committee
Current Members: Ann B. (Tanny) Crane (Chair) Lizabeth Ardisana Alanna Y. Cotton Gary Torgow Meetings Held in 2022: 4

The purpose of the Community Development Committee is to promote Huntington’s mission of local involvement and leadership in the communities Huntington serves and where its colleagues work. The Committee considers matters relating to community development and involvement, DEI, philanthropy, government affairs, and fair and responsible lending.

The Community Development Committee’s duties and responsibilities are to:

provide primary oversight of the Company’s commitments to communities it serves by reviewing the Community Development Program and evaluating performance under the Community Reinvestment Act (CRA) through the review of internal and external examination reports, and related internal reports provided by management;

provide primary oversight of the Company’s commitment to DEI, including review of the Company’s colleague-related programs such as the broad-based colleague development programs that could affect the Company’s reputation for social responsibility;

provide primary oversight of the Company’s performance against the Community Plan, provide representation on the National Community Advisory Council, and review other relationships with external constituencies concerning community activities, including investors, regulators, elected officials, non-profits, and community leaders; and

review the Company’s compliance with fair lending and Unfair, Deceptive, or Abusive Acts and Practices (UDAAP) standards, including monitoring procedures and programs.

Executive Committee
Current Members: David L. Porteous (Chair) Ann B. (Tanny) Crane Richard W. Neu Kenneth J. Phelan Stephen D. Steinour Meetings Held in 2022: 2

The Executive Committee’s purpose is to provide an efficient means of considering matters that arise between regularly scheduled meetings of the full Board. Matters that might be considered by the Executive Committee are such that either require prompt attention or are deemed appropriate by the Executive Committee to consider on behalf of the full Board. Meetings of this Committee may be called by the CEO (who is a member of the Committee) or the Committee's Chair. The Executive Committee shall have and may exercise all the powers and authority of the Board as may be permitted by law, the Committee’s charter, and the charter and Bylaws of the Company. All actions of and powers conferred by the Executive Committee are deemed to be done and conferred under the authority of the Board.

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HR and Compensation Committee
Current Members: Robert S. Cubbin (Chair) Gina D. France J. Michael Hochschwender Kenneth J. Phelan Meetings Held in 2022: 4

The HR and Compensation Committee oversees the Company’s human resources function and fulfills the duties and responsibilities of the Board as it relates to executive and Director compensation matters.

The HR and Compensation Committee’s duties and responsibilities are to:

assist the Board in overseeing the development, implementation, and effectiveness of the Company’s strategies and policies regarding human resources matters, including retention, management succession and talent management, pay equity practices, and (in coordination with the Community Development Committee) diversity and inclusion practices;

oversee the compensation of executive officers and Directors;

review and approve (i) the Company’s executive compensation philosophy to “pay for performance” that creates long-term shareholder value, and
(ii) compensation plans and programs considering the Company’s strategic goals and objectives, competitive practices, and best practices; and

review and evaluate the Company’s compensation policies and practices and the relationship among risk, risk management, and compensation.

The Board has determined that each member of the HR and Compensation Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

NESG Committee
Current Members: David L. Porteous (Chair) Katherine M. A. (Allie) Kline Richard W. Neu Roger J. Sit Meetings Held in 2022: 4

The purpose of the NESG Committee is to assist the Board in overseeing its composition, effective functioning of the Board, and the Company’s ESG practices.

The NESG Committee’s primary responsibilities are to:

oversee the composition of the Board to assure that the appropriate knowledge, skills, and experience are represented;

oversee corporate governance to ensure effective functioning of the Board, including the maintenance of Corporate Governance Guidelines and governance practices;

oversee the Company’s commitment to ESG issues and our ESG practices and activities strategy;

discuss with the Board standards to be applied in making determinations as to the independence of Directors;

review the effectiveness of the Board, including considering the size and desired skills of the Board and the performance of individual Directors, as well as the collective performance of the Board;

review related party transactions;

review of loans to related parties that become subject to specific disclosure in our proxy statement; and

oversee the Company’s efforts to effectively communicate with shareholders, including shareholder outreach, matters relating to the Company’s proxy filing, and other governance issues and efforts throughout the year.

The Board has determined that each member of the NESG Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

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Risk Oversight Committee
Current Members: Kenneth J. Phelan (Chair) Lizabeth Ardisana David L. Porteous Roger J. Sit Meetings Held in 2022: 11 (plus 4 held jointly with the Audit Committee)

The purpose of the Risk Oversight Committee is to assist the Board in overseeing the Company’s risk management function and its risk management organization.

The Risk Oversight Committee’s duties and responsibilities are to:

assist the Board in overseeing Huntington’s enterprise-wide risk management function consistent with its strategy and risk appetite, including oversight of its policies, and risk control infrastructure for compliance risk, credit risk, liquidity risk, market risk, operational risk, reputation risk, and strategic risk;

assist the Board in overseeing Huntington’s risk management organization, including the chief risk executive and risk management budget;

oversee the administration and effectiveness of management’s responsibilities related to the Company’s credit portfolio; and

oversee the Company’s Risk Governance and Risk Appetite Framework and associated risk pillars and its risk management policies and activities.

The Risk Oversight Committee periodically meets in joint session with the Audit Committee to cover matters relevant to both, such as the construct and appropriateness of the allowance for credit losses, which is reviewed quarterly.

The Risk Oversight Committee also meets at least annually in joint session with the Technology Committee and Audit Committee to discuss overlapping matters relevant to each committee, such as information security and cybersecurity.

Additional detail about the role and responsibilities of this Committee is set forth under The Board’s Role in Risk Oversight subsection.

The Board has determined that Kenneth J. Phelan is a risk management expert, as defined in the Federal Reserve’s Regulation YY. The Board has determined that each member of the Risk Oversight Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

Technology Committee
Current Members: J. Michael Hochschwender (Chair) Alanna Y. Cotton Richard H. King Katherine M. A. (Allie) Kline Meetings Held in 2022: 4

The purpose of the Technology Committee is to assist the Board in fulfilling its oversight responsibilities with respect to all technology, information security and cybersecurity, and third-party risk management strategies and plans.

The Technology Committee’s duties and responsibilities are to:

oversee management’s performance of technology plans, functions, and significant investments;

provide oversight of management’s plans and activities relevant to technology innovation;

oversee the Company’s information security and cybersecurity program and plans;

oversee the Company’s third-party risk management program; and review and provide oversight of the Company’s technology resiliency planning and preparedness.
The Board has determined that each member of the Technology Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

In addition to the above standing committees, the Board previously established an Integration Oversight Committee to oversee management’s integration of the business and operations of TCF. This Committee met once during 2022, and its members included Steven G. Elliott (Chair) (retired from the Board in 2022), Kenneth J. Phelan, and Richard W. Neu. The Lead Director also attended this meeting. The Integration Oversight Committee was dissolved in January 2022.

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Board Practices, Policies, and Processes

Attendance at Board/Committee and Annual Meetings

We believe regular attendance at meetings and active and engaged participation is of utmost importance; therefore, we expect our Directors to attend the annual meetings of shareholders, all regularly scheduled Board meetings, and all regularly scheduled committee meetings of which they are a member.

Number of Meetings Held
Board	13
Audit Committee	9
Community Development Committee	4
Executive Committee	2
HR and Compensation Committee	4
NESG Committee	4
Risk Oversight Committee	11
Technology Committee	4
Joint Meeting of Audit Committee and Risk Oversight Committee	4
Integration Oversight Committee*	1
Total Board and Committee Meetings Held in 2022	56
* Not a standing committee.

All then-serving Huntington Directors attended the 2022 Annual Meeting of Shareholders, which was virtual.

During 2022, the average Director participation in full Board and committee meetings on which they served was 97.5%. No Director attended less than 75% of the Board and committee meetings on which they served during the period of their service.

All then-serving Huntington Directors attended the 2022 Annual Meeting of Shareholders.

The independent Directors regularly meet in executive session in conjunction with standing Board meetings. They are also able to meet in executive session on other occasions throughout the year.

Director Onboarding and Continuing Education

Huntington provides robust onboarding for new Directors and comprehensive ongoing education and training for all Board members on key matters to foster Board effectiveness. In addition, all Board members are encouraged to participate in relevant external Director education opportunities, including forums facilitating engagement with other public company directors. The Board recognizes (i) the importance of continuous education and engagement, long-term value creation, and strengthening shareholder confidence and (ii) that institutional investors and regulators expect directors at public companies to continually enhance their skills and remain abreast of Company and industry matters.

Director onboarding involves a combination of written materials, presentations, and meetings with members of the Board and management. Among the topics typically covered during onboarding are Company history, strategy, revenue streams, risks, safety and soundness, and corporate governance. To assist new Directors in learning more about Huntington’s business, the onboarding process includes meetings with business segments and control and support groups. Various other activities are typically offered to new Directors, including tours of Huntington facilities and attending semi-annual Huntington Live events. All of this is designed to allow new Directors to better step into their oversight roles and begin making meaningful contributions to the Board more quickly.

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In-house educational sessions facilitated by management are provided to all Directors throughout the year with a focus on topics specific to the Company and the financial services industry. Continuing Director education may be provided in conjunction with Board and committee meetings and as standalone information sessions outside of meetings. Subjects covered may include:

ESG developments and leading practices;

Shareholder base, engagement, and activism;

Capital planning;

Bank Secrecy Act (BSA)/Anti-Money Laundering (AML) issues;

Fair lending responsibilities;

Avoidance of Unfair, Deceptive, or Abusive Acts or Practices (UDAAP);

Information security and cyber risks, including tabletop exercises; and

Legal, regulatory, and supervisory requirements and trends applicable to Huntington.

As appropriate, additional topics related to complex products, services, or lines of business that have the potential to significantly impact the Company and other topics as identified by the Board or executive management may also be covered. External experts and facilitators are also sometimes invited to attend meetings to discuss leading practices or issues germane to Huntington, the financial services industry, or public companies in general. Outside experts bring an array of experience and perspectives and foster dialogue among Board members on relevant topics. When there are in-person Board and committee meetings, the outside experts may also be invited to attend a Board dinner where they can engage informally with the Directors.

To assist with staying abreast of the latest developments, Huntington periodically provides Directors with external education opportunities covering a range of issues facing the Board. These external education opportunities are offered at various times of the year by professional organizations, educational institutions, and regulators at various facilities and locations and cover a range of important issues facing directors of financial institutions and/or public companies generally. Insights gained from external continuing education programs are shared with the full Board.

Codes of Ethics

Huntington’s Code of Conduct and Ethics, which is overseen by the NESG Committee, applies to all our colleagues and, where applicable, to our Directors and to colleagues and directors of our affiliates. Our colleagues serving as CEO, CFO, Corporate Controller, and Principal Accounting Officer are also bound by a Financial Code of Ethics for CEO and Senior Financial Officers. The Corporate Governance Guidelines, the Code of Conduct and Ethics, and the Financial Code of Ethics for CEO and Senior Financial Officers are posted on the Governance Documents page of our website at ir.huntington.com. Any amendments or waivers with respect to the Financial Code of Ethics for CEO and Senior Financial Officers would also be disclosed on our website.

We have also adopted a Service Provider Code of Conduct that sets forth our expectations with respect to service providers. Areas covered by the Service Provider Code of Conduct include ethical business practices, labor and human rights, health and safety, diversity, environmental responsibility, and privacy and confidentiality.

Stock Ownership Guidelines

The HR and Compensation Committee has established a minimum ownership level guideline for Directors based on five times the annual retainer fee for Directors at the time the requirement was adopted. Based on the retainer fee and the fair market value of our common stock on the date the guidelines were established, the guideline for Directors was set at 40,603 shares. Directors have five years to meet the minimum guidelines. Each Director who has served at least five years meets the guidelines.

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Our Executive Officers

Each of our executive officers is listed below, along with a statement of their business experience during at least the last five years. Executive officers are elected annually by the Board.

STEPHEN D. STEINOUR, age 64, has served as the Chairman, President, and CEO of Huntington and as President and CEO of Huntington Bank since January 14, 2009. Additional detail about Mr. Steinour’s business experience is set forth under Proposal 1 — Election of Directors.

DONALD DENNIS, age 58, has served as Executive Vice President and Chief DEI & Culture Officer since May 2022. He previously served as Chief DEI Officer and Learning and Development Director since October 2020 and as Executive Vice President since January 2021. Mr. Dennis leads, develops, and implements DEI strategies, programs, policies, and metrics that successfully engage, develop, retain, and attract a diverse workforce. Prior to this role, he served as the Learning and Development Director. Before joining Huntington in 2018, he served in various roles at Nationwide Financial Services since 2009, including as AVP, Learning & Performance Excellence; Learning Solutions Director; and Enterprise Applications Director. He also held several technology management roles at Chase and BISYS Fund Services.

PAUL G. HELLER, age 59, joined the Company as Senior Executive Vice President and Chief Technology and Operations Officer in October 2012. Mr. Heller also has responsibility for corporate operations and payments, digital, data organization, program office, and integration teams. Mr. Heller also oversaw home lending (including mortgage lending, consumer lending, and mortgage and consumer servicing) from January 2014 to May 2017. Previously, Mr. Heller was a Managing Director and Corporate Internet Group Executive for JPMorgan Chase from December 1999 to October 2012.

HELGA S. HOUSTON, age 61, has served as Senior Executive Vice President and CRO since January 2012 and as Senior Executive Vice President in Corporate Risk from September 2011 through December 2011. Ms. Houston was with Bank of America from 1986 through 2008 serving in a variety of business and risk capacities, most recently as Risk Executive for Global Consumer and Small Business Banking. Ms. Houston was also a partner in an independent consulting firm.

MICHAEL S. JONES, age 54, has served as Senior Executive Vice President and Chair, Minnesota and Colorado and Head of Corporate Ventures since joining Huntington as part of the TCF Merger in June 2021. He previously served as President and Chief Operating Officer of TCF Bank from October 2020 until the time of the TCF Merger. Prior to that, he had held numerous executive roles within TCF and its predecessors since 2008.

SCOTT D. KLEINMAN, age 53, has served as Senior Executive Vice President and President of Commercial Banking since July, 1, 2022. He is responsible for Specialty Banking, Corporate Banking, Capital Markets, and Asset Finance, as well as credit, risk, and digital. He served as Co-President of Commercial Banking upon the completion of the TCF Merger beginning in June 2021. He previously served as Director of Commercial Banking beginning in April 2020. Prior to that, he served as Executive Managing Director of Huntington Capital Markets and has held a variety of senior leadership roles in Huntington’s Capital Markets and institutional banking business. He joined Huntington in 1991.

JANA J. LITSEY, age 61, has served as Senior Executive Vice President and General Counsel of Huntington, and as Senior Executive Vice President, General Counsel, and Cashier of Huntington Bank since joining Huntington in October 2017. Ms. Litsey’s responsibilities have expanded with the assumption of leadership responsibility for Public Affairs, Corporate Sourcing, Corporate Insurance, and ESG. Prior to joining Huntington, Ms. Litsey served in multiple leadership roles at Bank of America for over 20 years. Most recently, she served as the legal executive responsible for the defense of Bank of America’s domestic and international litigation, regulatory inquiries, enforcement actions, and internal investigations.

SANDRA E. PIERCE, age 64, has served as Senior Executive Vice President, Private Client Group and Regional Banking Director, and Chair of Michigan, since August 2016. Previously, Ms. Pierce served as Vice Chairman of FirstMerit and Chairman of FirstMerit, Michigan from February 2013 to August 2016.

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RICHARD POHLE, age 60, has served as Executive Vice President and Chief Credit Officer since June 2019. He has held various credit leadership roles since joining Huntington in 2011, including Senior Commercial Approval Officer from September 2017 to June 2019. Prior to joining Huntington, he spent 26 years at KeyBank serving in various leadership roles.

BRANT J. STANDRIDGE, age 47, has served as Senior Executive Vice President and President of Consumer and Business Banking since April 2022. Prior to joining Huntington, Mr. Standridge served as Chief Retail Community Banking Officer for Truist Financial Corporation beginning in December 2019, upon the closing of the merger between BB&T Corporation and SunTrust Banks, Inc. Previously, he served as President of Community Bank Retail and Consumer Finance Businesses beginning in October 2018 at BB&T. He was BB&T's Lending Group Manager from August 2016 to October 2018 and BB&T's Group State and Regional President prior to that beginning in 2008.

RAJEEV SYAL, age 57, has served as Senior Executive Vice President and CHRO since September 2015. Prior to joining Huntington, Mr. Syal served as Managing Director and Global Head of Human Resources for the Markit Group Ltd., a global financial information services firm, from 2008 to 2015. Previously, Mr. Syal held increasingly senior roles at Bank of America and TD Bank and brings to Huntington more than 35 years of global financial services experience.

JULIE C. TUTKOVICS, age 52, has served as Senior Executive Vice President and Chief Marketing and Communications Officer since July 2022 and previously as Executive Vice President and Chief Marketing and Communications Officer beginning in April 2017. Ms. Tutkovics joined Huntington in August 2016 upon Huntington’s acquisition of FirstMerit Corporation, where she served as Executive Vice President and Chief Marketing Officer, from November 2010 to August 2016.

ZACHARY J. WASSERMAN, age 48, joined Huntington as CFO and Senior Executive Vice President in November 2019. Previously, Mr. Wasserman served as Senior Vice President and CFO for Visa, Inc. North America and Global Visa Consulting and Analytics since March 2016. From March 2012 to March 2016, he was Senior Vice President and CFO for U.S. Consumer Services & Global Consumer Travel with American Express Company.

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ESG

ESG

Huntington and its colleagues pride themselves on being forward thinking, especially in the increasingly important area of ESG. As expectations grow and focuses change within the broad scope of ESG, we continue to enhance our practices so that we are supporting our communities, customers, colleagues, and other stakeholders while acting as good stewards for our communities and the environment. Further, we are continually finding better ways to provide shareholders with the transparent information they seek.

Overview of ESG

With oversight from the Board, Huntington and its colleagues are committed to implementing strong ESG practices by living out our Purpose of making people’s lives better, helping businesses thrive, and strengthening the communities we serve.

As a public company, our economic impact begins with our commitment to delivering sustainable, long-term shareholder value through top-tier performance, while maintaining an aggregate moderate-to-low, through-the-cycle risk appetite and well-capitalized position. As a regional bank, our economic impact includes helping individuals and families reach their goals of financial stability and homeownership; providing businesses, especially small and mid-sized businesses, with the resources to grow; serving and uplifting the underbanked; and working in partnership to create prosperous and resilient communities.

We are focused on the ESG issues most impactful to our business and important to our stakeholders.

Because we believe “purpose drives performance,” our enterprise ESG commitment is closely integrated with our core performance objectives. Led by executive management, we have adopted a performance management framework that incorporates governance, strategy, and operations grounded in the considerations most material to our stakeholders. This framework ensures that we formalize and standardize our approach to integrating ESG considerations into our Board and executive management decision-making and business strategy. Additionally, we are guided by our ESG stakeholder assessment, which has helped us focus our reporting on the topics of most importance to our stakeholders and business.

ESG Reporting

This Proxy Statement provides only a high-level overview of our ESG initiatives. Our 2022 ESG Report will be issued later this year. Our 2021 ESG Report and 2022 Annual Report are, and the 2022 ESG Report is expected to be, available on the Investor Relations pages of Huntington’s website at ir.huntington.com. None of these reports are a part of, or incorporated by reference into, this Proxy Statement.

Additionally, see the Forward-Looking Information subsection under General Information on Voting and the Annual Meeting for important information regarding these ESG disclosures.

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ESG Oversight

Our commitment to ESG is integrated with our core performance objectives, and our ESG performance management framework ensures our most significant ESG considerations are integrated into relevant Board committee agendas for discussion, awareness, and governance actions. The ELT is accountable for executing the ESG strategy approved by the Board, including setting and delivering on short-and long-term performance goals, which are made public in our annual ESG report. The following represents how ESG is overseen and integrated throughout the Company:

BOARD OF DIRECTORS

- NESG Committee
- Audit Committee
- Community Development Committee
- HR & Compensation Committee
- Technology Committee
- Risk Oversight Committee

EXECUTIVE LEADERSHIP TEAM

- Risk Management Committee
- Disclosure Review Committee

ESG WORKSTREAMS

ESG Enterprise Working Group

Responsibilities include:

- ESG enterprise strategy
- Board reporting, discussion, and feedback
- Annual ESG Report

ESG Strategy Team

Responsibilities include:

- Segment- and business unit-level ESG strategy, goal setting, and reporting
- Internal alignment around ESG

Accounting & Reporting Working Group

Responsibilities include:

- Public SEC filing
- Climate reporting

DEI Strategic Council

Responsibilities include:

- Corporate DEI strategy, programs, initiatives, and results

Fair & Responsible Banking Working Group

Responsibilities include:

- Fair lending regulations
- Unfair, deceptive, or abusive acts and practices monitoring

HR Risk Committee

Responsibilities include:

- Oversight of material risks broadly associated with HR-related incidents, events, and emerging issues

Technology & Operations Risk Committee

Responsibilities include:

- Technology and operations risk profile
- Fraud and security risk
- Data and privacy risk
- Technology and cyber
- Technology resiliency

Climate Risk Management Team

Responsibilities include:

- Climate Risk Framework
- Physical and transition risk assessment methodologies
- Climate scenario analysis
- Financed emissions methodology

Corporate Community Development Working Group

Responsibilities involve executing our Community Development Strategy, which includes:

- Low-to-moderate income populations and communities
- Small businesses
- Under-resourced populations
- Vulnerable populations

As shown in the above chart, each of the Board-level committees provide oversight of ESG matters as it pertains to their specific areas of expertise and focus. Additionally, Huntington expanded and renamed the Nominating and Corporate Governance Committee as the Nominating and ESG Committee in early 2022 to oversee our ESG practices and disclosures, and the Compensation Committee was renamed as the HR and Compensation Committee to reflect its oversight of human resource matters. Further, ESG is incorporated throughout management’s risk management structure, which includes specific working groups, teams, councils, and committees focused on different pieces of ESG and climate change.

In addition to the oversight set forth above, we appointed a Chief ESG Officer in 2022 to bring even more focused leadership to all matters related to ESG.

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ESG Stakeholder Assessment

To ensure that we focus our ESG strategic commitment on opportunities that are most important to our key stakeholders, Huntington completed an ESG Stakeholder assessment in 2017. Working with a third-party consultant, we started our process by considering key sustainability/ESG reporting frameworks, ratings, and rankings and developed a broad list of topics. We then narrowed our focus to issues that are most relevant to Huntington and in the regional banking sector generally. The prioritization process included leaders representing nearly every function within the Company. We also convened small group focus sessions organized around each of our key stakeholders.

We deliberately took an integrated approach to conducting our assessment by directly considering our risk management priorities, overall corporate strategy, and Purpose. Our efforts focused on evaluating topics based on both their importance to key stakeholders and to Huntington and our ability to impact those topics. While we recognize that each issue in our assessment is important, the final results focus us on a relative prioritization of the most important issues. The assessment clearly defines the topics that are important, more important, and most important to Huntington’s stakeholders and our business priorities. The full list of topics—categorized using these priority levels—can be found in our most recent ESG Report.

We expect to complete an updated ESG stakeholder assessment before our next ESG Report is published.

In addition to the periodic stakeholder assessments, another avenue we use to learn about the importance of various ESG topics is through our shareholder outreach that takes place throughout the year. Information about some of this year's topics discussed during these engagements can be found under the Shareholder Outreach and Engagement subsection.

ESG Focus Areas

At Huntington, we focus on the ESG issues that are most important to our business and our stakeholders. Our framework categorizes ESG into four broad categories most significant to our stakeholders:

Economic

Our economic impact begins with a commitment to delivering sustainable, long-term shareholder value through financial performance, while maintaining an aggregate moderate-to-low, through-the-cycle risk appetite and a well-capitalized position. We align our corporate strategy to our Purpose of helping others and building upon our market-leading, purpose-driven bank through focused efforts on the ESG issues most important to our business and our stakeholders.

Environmental

Huntington is committed to environmental stewardship. Our environmental strategy outlines our holistic approach to enhancing our environmental performance and reducing our carbon footprint. We demonstrate our commitment and transparency through our disclosures to CDP, a global initiative that allows us to track and submit data annually toward managing our carbon footprint and certain other aspects of our environmental impact, in addition to our reporting to the TCFD framework.

Social

Huntington aspires to be a Category of One financial services institution: an organization unique in the combination of its culture and performance. Huntington had 19,920 average full-time equivalent colleagues during 2022, all of whom are encouraged to live out a shared Purpose of making our colleagues’ and customers’ lives better, helping businesses thrive, and strengthening the communities we serve. We believe that our diverse workforce, supported by a culture of inclusiveness, enriches the experience of colleagues, and enhances our ability to perform as a company.

Governance

Our Board and ELT are committed to executing on our long-term vision and aligning our strategic objectives with the interests of our stakeholders. Our Board members are accomplished leaders from diverse backgrounds, bringing the perspectives, skills, and experience necessary to use independent judgment that will effectively challenge and drive continued success. Our Board members approve the strategy, risk appetite, and ethical standards for the entire organization, and our ELT ensures our business and enterprise functions operate with high legal, ethical, and moral standards through clearly stated policies and procedures. Additionally, our leaders set the tone at the top and oversee compliance with our standards and direct the Company’s financial reporting and internal controls.

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Economic Highlights — Commitment to Our Community

Huntington supports the creation of thriving, economically inclusive communities. We have the scale and reach of a super-regional bank and the local commitment and accountability to work closely with the families and neighborhoods we serve. This includes developing and fostering relationships across our footprint to understand and address the most pressing needs in our communities.

Environmental Highlights — Commitment to Our Environment

Energy conservation and environmental sustainability efforts are a priority for Huntington. Our commitment to creating an environmentally sustainable future is an extension of our corporate values that drive our everyday actions. We have been an active participant in CDP, a global initiative that allows us to track and submit data annually toward managing our carbon footprint and certain other aspects of our environmental impact.

(1)

Source: U.S. Small Business Administration. SBA loans subject to SBA eligibility.

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Social Highlights — Commitment to Our Colleagues

Our colleagues are our most important asset and the key to helping our stakeholders thrive. Our business is built on relationships, and our colleagues differentiate us. Huntington's culture unites all colleagues through a shared understanding that helps us work collaboratively to achieve our goals.

Some other benefits available to our colleagues to help them thrive include:

401(k) Plan with employer contributions;

Legal Plan providing access to a network of attorneys for expected and unexpected life matters;

Child/elder emergency back-up care, ongoing child and family care, and special needs support through Bright Horizons;

Tuition reimbursement and pre-imbursement for continuing education;

Medical plans that include autism therapy and treatment and fertility services;

Employee Assistance Program that provides counseling sessions;

Huntington Cares Emergency Fund for financial hardship; and

Telemedicine with 24/7 support for health needs.

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Governance Highlights — Commitment to Strong Governance and Risk Management Practices

Through its adoption of best-in-class governance practices, our Board is leading with a positive and transparent “tone at the top.”

Fair Play Banking and Other Sustainable Business Practices

Our ESG Program recognizes that sustainable business practices are crucial to our long-term success and shareholder value creation. One of the most critical ways we differentiate ourselves is by looking out for our customers through our Fair Play Banking philosophy, which we have had in place for more than a decade. The focus of this philosophy is to provide customers with transparent service that provides them with greater access to and control of their financial lives. We believe it is crucial to listen to and learn from our customers and bankers and use that feedback to inform the product development process. Our Fair Play Banking philosophy is broadly broken down into four areas: Product Development and Marketing; Sales and Service; Customer Advocacy, Experience, and Satisfaction; and Compliance. Shareholders are encouraged to read more about these in our most recent ESG Report.

Our suite of Fair Play Banking products and features currently include:

Instant Access gives consumer and business banking customers immediate access to up to $500 from check deposits;

Standby Cash, giving qualifying customers immediate access to cash with a line of credit based primarily on their checking and deposit history rather than credit score;

Savings Goal Getter helps customers achieve real savings through goal setting and tracking;

Early Pay, which automatically gives customers with qualifying direct deposits access to their paychecks up to two days early, at no additional cost;

$50 Safety Zone and 24-Hour Grace help protect consumers and businesses against overdraft fees;

Huntington Heads Up® provides customers with real-time insights to help them make more informed decisions;

All Day DepositSM gives customers the ability to make deposits until midnight Central Time when depositing through ATMs or our Mobile App;

Money Scout, which helps enrolled customers look out for money they can set aside to build their savings; and

Asterisk Free Checking, providing checking accounts with no minimum balance requirements.

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In addition to our Fair Play Banking philosophy, we have implemented many other sustainable business practices that drive shareholder value through economic cycles and upon which we continue to build. These practices provide us with key advantages that differentiate us in our markets.

Long-Term Value Creation

Our Purpose-driven culture that looks out for people;

Our talented, diverse colleague base that embodies our Purpose and Values;

Our “Welcome” brand promise that promotes inclusiveness in all that we do;

Strong relationships with our customers and our ability to provide them with exceptional experiences;

Our distinguished products and services;

Our commitment to community involvement and leadership; and

Our strong financial position, which allows us to continue to invest in our future.

Our ESG foundation and commitments are thoroughly integrated into our performance objectives and core business strategies. By facilitating sustainable, long-term value creation, we are looking out for our shareholders, colleagues, customers, and communities.

Environmental Strategy

At Huntington, we embrace high standards for environmental stewardship and strategy—for ourselves, our suppliers, and other third-party partners. Compliance with applicable environmental regulations and laws in the areas in which we operate is a minimum expectation. We also strive to be a leader in applying environmental best practices to accelerate positive change for the planet. Our Environmental Policy Statement and environmental strategy outline our holistic approach to enhancing our environmental performance and reducing our carbon footprint. We also have a formalized Climate Risk Policy Statement, which explains our approach to risk management, particularly climate risk management.

Our environmental stewardship efforts align with and support certain aspects of well-recognized and respected frameworks, such as the U.N. Sustainable Development Goals, World Economic Forum agenda, and the Paris Agreement. We also reference guidance from the U.S. Climate Finance Working Group to help us understand and contribute to the transition to a low-carbon economy. We demonstrate our commitment and transparency through our disclosures to CDP and our reporting to the TCFD framework.

We began to shift our environmental strategy in 2021 from focusing on reducing our operational emissions (Scope 1 and Scope 2) to understanding and analyzing the magnitude of our value chain emissions (Scope 3), which include our customers’ emissions, and have developed an exploratory net-zero carbon roadmap to chart a thoughtful and strategic approach towards achieving a net-zero future. We have also taken initial steps to evaluate anticipated decarbonization trends in our portfolios. This analysis will become more comprehensive over time, as will the Company’s goals and objectives.

Huntington has taken steps to formalize our climate risk management practices and ensure that they are integrated into our existing, robust risk management program. We are developing a Climate Risk Management Framework that is intended to align with our Enterprise Risk Management structure. Our formal Climate Risk Program with multiple workstreams includes ongoing assessment of our seven Enterprise Risk Pillars. While climate-related risk issues have been an ongoing consideration for Huntington, our formal Climate Risk Program provides a structured approach to consistently identify, assess, manage, and report climate-related risks and their impact across the enterprise. The Company’s risk culture facilitates full institutional engagement in the identification, assessment, and mitigation of any material climate-related risks and future impacts associated with potential adverse environmental events on our stakeholders.

Stakeholders should review our current and forthcoming ESG Reports for more information on our various environmental-based goals; progress towards those goals; and environmental performance, including energy efficiency, renewable energy, and GHG emissions.

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Human Capital Management and Talent Development and DEI Initiatives

We are committed to creating an inclusive, diverse environment by embracing different skills, backgrounds, and perspectives, both in our communities and at work. We believe Purpose-driven leadership facilitates progress in achieving a diverse, inclusive workforce. Our diverse and inclusive leadership structure is designed to ensure the alignment of DEI initiatives with our business goals, our corporate values, and the future of Huntington.

Huntington’s DEI Strategy and Operating Plan encompasses four focus areas: Workplace Inclusion, Workforce Diversity, Community Engagement, and Supplier Diversity. As shown by the below graphic, this is an ongoing process, with each focus area enabling the others. These four focus areas are further described below.

Workplace Inclusion

Create an inclusive culture that fosters an authentic sense of belonging through consistent and sustained execution of the Huntington DEI strategy that is welcoming and open to all.

Workforce Diversity

Engage, develop, retain, and attract talent of all backgrounds that reflects the realities of our marketplace, our communities, and the relevant labor market.

We embrace diversity as a responsibility shared among all colleagues, bringing our core value of inclusion to life by modeling inclusive behaviors, showing respect, and appreciating differences. Huntington’s Social Equity Colleague Plan, which was launched in 2020, seeks to continually improve the colleague experience by promoting progress in the areas of culture and inclusion, career development and advancement, and the colleague experience.

Community Engagement

Position Huntington as a DEI leader with our colleagues, customers, and communities, fully leveraging our diverse talent and inclusive culture toward positive outcomes in our communities.

Supplier Diversity

Drive economic inclusion within our supply chain to purchase quality products and services from diverse businesses in alignment with our Purpose of making lives better, helping businesses thrive, and strengthening the communities we serve. In 2022, over 22% of our total addressable supplier spend was with diverse suppliers.

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Political Participation

An important part of Huntington’s commitment to community includes active participation in the civic and political processes that impact the lives of our customers, shareholders, and colleagues. As a financial holding company, Huntington is extensively regulated at the federal, state, and local levels. Because of the ways in which various regulations, laws, and legislation can impact Huntington, we believe it is critically important to take a constructive and active role in the public policy discussions that will shape the future of the industry and our business. As such, the Company monitors legislative activities and trends, and advances public policies that will support our ability to serve Huntington's customers and communities.

All political activities conducted by or on behalf of the Company are managed by Huntington’s Government Relations department, which reports to the Chief Public Affairs Officer, who is responsible for the department’s policies, activities, and legal compliance. Moreover, the group is subject to the oversight of the Board's Community Development Committee. Huntington maintains policies and processes intended to ensure that all public affairs activities are conducted in accordance with those policies and applicable legal limits, as well as Huntington’s Code of Conduct and Ethics, which colleagues review and acknowledge on an annual basis. Government Relations reports at least annually to the Community Development Committee on significant policies, practices, and priorities that relate to the Company’s public policy objectives.

We make our political spending available through our website at ir.huntington.com.

Information Security and Cybersecurity

Our objective for managing information security and cybersecurity risk is to avoid or minimize the impacts of both internal and external threat events or other efforts to penetrate or otherwise compromise the confidentiality, integrity, or availability of our systems.

We work to achieve this objective by hardening networks and systems against attack, and by diligently managing visibility and monitoring controls within our data and communications environment to recognize events and respond appropriately. To this end we employ a set of in-depth defense strategies, which include efforts to make us less attractive as a target and less vulnerable to threats. We also invest in threat analytics to bolster our rapid detection and response capabilities and conduct regular system testing, vulnerability scans, data collection, and colleague training. Huntington employs several teams of colleagues who are focused on protecting and enhancing our systems. Huntington’s Information Security Program supports corporate compliance with applicable federal and state regulations, the FFIEC Examination Guidance, and industry-accepted security standards such as the National Institute of Standards and Technology (NIST) Cybersecurity Framework and SP 800-53 control families, which are at the forefront of cybersecurity guidelines for federal agencies in the United States. Huntington’s Information Security Program is directed by the Chief Information Security Officer.

To keep the Board apprised of the continually shifting landscape, the Chief Information Security Officer typically provides quarterly updates to the Technology Committee on information security and cybersecurity matters. The Technology Committee and Risk Oversight Committee share Board oversight of the efforts made to maximize information security and cybersecurity. Potential concerns related to information security and cybersecurity may also be escalated to the Technology Committee, as appropriate. As a complement to the overall Information Security Risk Management Program, we use several training methods including mandatory courses occurring at least annually and timely written communications and updates occurring throughout the year. Internal policies and procedures have been implemented to encourage the reporting of potential phishing attacks or other security risks. We also use third-party services to test the effectiveness of our information security and cybersecurity risk management framework.

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Compensation of Executive Officers

Proposal 2

  Advisory Approval of Executive Compensation

Our executive compensation program places heavy emphasis on performance-based compensation, particularly in the form of long-term incentives. We continually strengthen our compensation practices based on our philosophy, market best practices, and feedback received from shareholders.

We believe that our compensation policies and procedures strongly align the interests of executives and shareholders. We encourage our executives to focus on long-term performance through long-term incentives and stock ownership requirements. We further believe that our culture focuses executives on sound risk management and appropriately rewards executives for performance. The resolution set forth below gives shareholders the opportunity to vote on the compensation of our executives.

Upon the recommendation of the Board, we ask shareholders to consider and vote to adopt the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of Huntington Bancshares Incorporated as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including in the Summary Compensation Table, the Compensation Discussion and Analysis, the additional compensation tables, and the accompanying narrative disclosure, is hereby approved on an advisory, non-binding basis.”

Because this is an advisory vote, it will not bind the Board; however, the HR and Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. Shareholders are currently provided with an annual opportunity to vote on executive compensation. Accordingly, the next advisory vote to approve our executive compensation program is expected to occur at the 2024 Annual Meeting, depending on the outcome of Proposal 3 and the determination of the Board.

The Board recommends a vote FOR the adoption of the resolution regarding executive compensation, as set forth above.

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Compensation Discussion & Analysis

Executive Overview

Our compensation philosophy is to pay for performance that creates long-term shareholder value. The HR and Compensation Committee’s 2022 compensation program for executive officers emphasized performance-based compensation designed to drive profitable growth and returns within our aggregate moderate-to-low, through-the-cycle risk appetite while doing the right thing for our colleagues, customers, communities, and shareholders.

Named Executive Officers

This CD&A describes Huntington’s executive compensation program for 2022 for our CEO and the additional executive officers named in the Summary Compensation Table (the NEOs), which include:

Stephen D. Steinour	Zachary J. Wasserman	Brant J. Standridge	Paul G. Heller	Scott D. Kleinman
Chairman, President, and CEO	Chief Financial Officer	President, Consumer and Business Banking	Chief Technology and Operations Officer	President, Commercial Bank

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Our Approach to Compensation

Our Purpose, Our Vision, Our Strategy:

Our Purpose is to make people’s lives better, help businesses thrive, and strengthen the communities we serve.

Our Vision is to become the leading People-First, Digitally Powered Bank.

Our Strategy is to create sustainable competitive advantage with focused investments in customer experience, product differentiation, and key growth initiatives.

We manage the Company to create shareholder value over the long term through consistent, disciplined performance.

Our compensation program seeks to align Our Purpose, Our Vision, and Our Strategy by ensuring a significant portion of compensation is stock-based and long-term in focus. A critical foundation of our executive compensation philosophy is the requirement to own Huntington common stock, which aligns management’s interests with those of shareholders. We believe that this is an area where our CEO should lead by example, by having set a stock ownership requirement at an industry-leading 10X annual base salary.

2022 Compensation Elements

In 2022, the HR and Compensation Committee maintained the essential design of our 2021 executive compensation program, but replaced grants of options with grants of RSUs based on analysis of peer data, feedback from shareholders, and consultation with our independent compensation consultant. The target total direct compensation mix below illustrates the emphasis on variable, at-risk incentive-based compensation. Fixed compensation consists of base salaries. Variable, incentive-based compensation includes our annual incentive payouts, the target value of PSUs, and the grant date fair value of RSUs.

Target Compensation Mix		Description
CEO	Other NEOs(1) (Average)
Base Salaries
Fixed component representing 12.5% of aggregate total target compensation for our CEO and 24.8% for our other NEOs
Annual Incentive Plan (Management Incentive Plan – “MIP”)
Annual performance-based compensation based on: EPS(2) PTPP Earnings Growth(2) Operating Leverage(2)
Long-Term Incentive Plan (“LTIP”)

Awards of long-term incentive grants comprised of:

PSUs (55% for CEO, 50% for other NEOs; based on Relative and Absolute ROTCE(2) + new revenue adjuster for the three-year 2022 – 2024 cycle)

RSUs (45% for CEO, 50% for other NEOs)

(1)

Based on annualized base salaries. Excludes Mr. Standridge, who only received a partial-year salary beginning with his employment on April 11, 2022. Mr. Standridge did not receive a Huntington 2022 LTIP award, but he did receive a one-time grant of RSUs in order to compensate Mr. Standridge for certain equity payments he forfeited as a result of accepting the opportunity with Huntington. For additional detail, see 2022 Compensation Decisions for Each Named Executive Officer below. Including Mr. Standridge with his target MIP and target LTIP as a percentage of his base annualized salary, the non-CEO NEO compensation percentages would be: Base Salary (23.4%), Annual Incentive Plan (28.3%) and LTIP (48.3%). Note that some percentages may not add up to 100% due to rounding.

(2)

Non-GAAP, see Appendix A to this proxy statement for more information.

As discussed below, Huntington had strong financial performance in 2022 and, as a result, each of the three MIP metrics – EPS, PTPP Earnings Growth, and Operating Leverage – was achieved above target. MIP performance against the metrics chosen by the HR and Compensation Committee was 184% of target. The HR and Compensation Committee maintains the ability to use discretion based on its holistic evaluation of performance and external factors that may impact results, which has historically been applied both positively and negatively. While Huntington displayed strong performance as a Company and among colleagues in 2022, management recommended that the HR and Compensation Committee apply negative discretion to reduce the final MIP performance factor from

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184.0% of target to 155.0% as management believed that it was more reflective of overall performance, including consideration of the net impact of a higher than budgeted yield curve, and that it was believed to be more appropriate year-over-year.

Strong Financial and Operational Performance
Strategic Business Objective	Compensation Component or Metric	2022 Actual Results
Aligning pay with performance	Adjusted EPS Performance measure for annual incentive	$1.425(1)
Focusing on quality revenue	Adjusted PTPP Earnings Growth Performance measure for annual incentive	84%(1)
Managing expense growth	Adjusted Operating Leverage Performance measure for annual incentive	24.26%(1)
Achieving long-term profitable growth and returns	Adjusted ROTCE Performance measure for performance share units	21.5%(1)
(1) Non-GAAP, see Appendix A to this proxy statement for more information.

Long-Term Focus

Huntington’s compensation program for executives is long-term focused and aligns the interests of our executives with those of our shareholders. Long-term incentives make up the most significant portion of total NEO compensation, a majority of the aggregate value of which consists of performance-based awards, and we combine that with our robust stock ownership requirements.

Risk Management Culture

The HR and Compensation Committee’s oversight responsibility includes the relationship among risk takers, risk management, and compensation. We regularly monitor our incentive arrangements for colleagues at all levels, and strive to enhance incentive risk management in light of developing best practices and regulatory guidance. For additional detail, see Risk Assessment of Incentive Compensation below.

Integrity is at the heart of our organizational identity, and we require that all of our colleagues follow both the letter and intent of our Code of Conduct and Ethics. Colleagues at all levels in the organization are also subject to our robust Recoupment Policy, which serves as a tool to recover vested or unvested incentive compensation in applicable situations. In general, situations that trigger a review under this policy involve misconduct or behaviors or actions outside the bounds of the Company’s overall risk appetite and governance structure. The HR and Compensation Committee is responsible for making any compensation recoupment determination with respect to executive officers. See below under Recoupment of Incentive Compensation for additional details.

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The Importance of Stock Ownership

Huntington is committed to a culture of stock ownership, which aligns management’s interests with those of shareholders. The requirement to own Huntington common stock is a critical foundation of our executive compensation philosophy. Mr. Steinour’s commitment to this principle, and to the Company, is evidenced by his significant personal investment in Huntington. Since joining Huntington in January 2009, Mr. Steinour has purchased over 1.6 million shares of Huntington common stock in open market transactions. As of January 31, 2023, Mr. Steinour directly or indirectly beneficially owned shares of Huntington common stock equal to approximately 100X his base salary, significantly exceeding our industry-leading 10X salary ownership requirement for the CEO. Each other ELT member at the senior executive vice president level, including each of our NEOs, has an ownership guideline of 3X their salary. Our directors and colleagues collectively represent a top 10 shareholder. See additional detail under Stock Ownership Requirements.

Highlights of 2022 Performance and Impact on Executive Compensation

Putting our Purpose Into Action

We delivered targeted TCF cost synergies as announced, while driving revenue synergies.

We grew PPNR(3) to $3.1 billion, or 88%, over 2021, reflecting higher net interest income (FTE) and fee income.

We acquired Capstone Partners, a top tier middle market investment bank and advisory firm, which will add scale in key verticals and significant capabilities to Huntington allowing us to serve our customers throughout their full business lifecycle.

We acquired Digital Payments Torana, now Huntington ChoicePay, enhancing Fair Play and providing seamless, efficient digital disbursement options to our National Settlements customers, with opportunities to expand.

We continued to execute on our strategy to make targeted investments in product innovation, brand positioning and marketing, service and customer experience, and digital engagement, and we are proud to say Huntington ranked Highest in Customer Satisfaction with Mobile Banking Apps among Regional Banks four years in a row by J.D. Power in 2022.(1) We also saw an increase of two million checking households since 2010, and were named #1 among our competitors in the categories of “Trust”, “Net Promoter Score (NPS)”, and “Customer Focused” by the 2021 Brand Tracking Market Study.(2)

We increased digital checking acquisition from 14% in 2017 to 46% as of November 2022.

We joined the Partnership for Carbon Accounting Financials (PCAF) in 2022 to harmonize emissions data and climate reporting.

We continued to receive recognition for our colleague-focused efforts as an employer and were selected as a winner of the prestigious APEX Award by Training Magazine.

(1)

J.D. Power 2022 U.S. Banking Mobile App Satisfaction Study; among banks with $75B to $200B in deposits. Visit jdpower.com/awards for more details.

(2)

2021 Brand Tracking Market Study. In market bank competitors: BAC, CFG, FITB, JPM, KEY, PNC, USB.

(3)

Non-GAAP, see Appendix A to this proxy statement for more information.

See the Proxy Summary section for additional information about our strategy.

2022 Highlights

Earnings per common share increased $0.55 to $1.45 from 2021.

Total assets increased 5% to $183 billion at December 31, 2022 from $174 billion at December 31, 2021.

Total revenue increased 21% to $7.3 billion.

Period-end total gross loan and lease balances increased $8.3 billion, or 7%, year-over-year.

Net income attributable to Huntington Bancshares Incorporated increased 73% to $2.2 billion.

Period-end total gross deposit balances increased $4.7 billion, or 3% year-over-year.

Year-end dividend yield of 4.40% based on last paid dividend rate.

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Pay for Performance Alignment

Consideration of “Say-on-Pay”/Shareholder Outreach

We are pleased that 91.5% of votes cast at our annual meeting in 2022 were in favor of our “say-on-pay” advisory vote, and that support has averaged 95% at annual meetings held in the last ten years.

Historical Say-on-Pay Vote

Based on the “say-on-pay” votes and investor feedback received, the HR and Compensation Committee utilized the same compensation metrics in 2022, but replaced grants of options with RSUs in order to further strengthen the alignment between pay and long-term performance. We continue to monitor emerging trends and best practices and seek ways to enhance our compensation programs as part of our ongoing mission to continually strengthen our compensation practices based on our philosophy, market best practices, and feedback received from shareholders throughout the year.

During 2022, we continued our outreach to shareholders, extending invitations to investors collectively owning approximately 60% of our outstanding common stock, and held meetings on a variety of topics with investors owning in the aggregate over 20% of our common stock as of December 31, 2022.

Executive Compensation Program Features

Our Business and Our Compensation Philosophy

Philosophy and Decision-Making Process

We provide a balanced total compensation package for executive officers that includes both fixed and variable performance-based elements. Our compensation philosophy is to pay for performance by making a majority of our executives’ pay variable and based on performance that we believe will create long-term shareholder value, and to balance risk and reward with a mix of base pay, short-term incentives and long-term incentives, with greater emphasis on long-term incentives. The use of both short-term and long-term incentives ensures that the ultimate compensation delivered reflects achievement of our annual business goals, as well as delivering long-term shareholder value. Our performance and evaluation process considers corporate, business segment, and performance relative to industry peers. We also consider individual performance, including performance on DEI metrics that encompass our People Leader

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Quotient, or PLQ, introduced in 2020. The PLQ is based on a combination of quantitative and qualitative measures and is intended to reinforce the development of a diverse and inclusive workplace.

Our target pay levels are designed to be competitive with market practices in order to engage, develop, retain, and attract colleagues in a competitive labor market. Because a majority of our pay is variable and based on performance, our actual pay positioning will vary appropriately to reflect actual performance. We also maintain robust stock ownership requirements for executives in order to further ensure alignment of our compensation program with the long-term interests of our shareholders.

While overall compensation policies generally apply to all executives, we recognize the need to differentiate compensation by individual, performance, experience, and expected contributions. Base salaries and incentive targets are the primary means for differentiating compensation opportunities to reflect executive role and scope of responsibility.

Guiding Principles
Focus on long-term shareholder alignment	A significant portion of compensation is stock-based and long-term in focus. We maintain robust stock ownership requirements for our CEO and other executives.
Balanced and holistic approach	Our program includes fixed and performance-based elements, short-term and long-term performance incentives, and considers corporate, business segment, individual, and relative performance.
Align pay and performance	Total compensation is expected to vary each year in line with our performance and key objectives over the long-term.
Maintain an aggregate moderate-to-low, through-the-cycle risk appetite	We monitor our programs, controls, and governance practices for consistency with our aggregate moderate-to-low, through-the-cycle risk appetite. See Risk Assessment of Incentive Compensation
Assure appropriate positioning in the market	Our target pay levels are designed to be competitive with market practice.
Reflect internal equity	We differentiate compensation by individual, reflecting their role, experience, performance, and expected contributions

Reinforcing our Values

In addition to rewarding executive officers for achievement of financial goals, the HR and Compensation Committee applies its discretion to reinforce behaviors and values that contribute to the Company’s long-term success. Our Values and our Purpose work together to guide how we develop our business strategy and achieve our goals. Our colleagues are our most important asset and the key to fulfilling our purpose to make people’s lives better, help businesses thrive, and strengthen the communities we serve. Performance reviews for all colleagues focus equally (50-50) on WHAT a colleague does (goals) and HOW a colleague does it (behaviors supporting our Values). For executives, including our NEOs, this includes utilizing the PLQ to evaluate their performance on DEI metrics. This balanced focus is intended to encourage expected behaviors consistent with our Values in support of our Purpose. See Human Capital Management and Talent Development and DEI Initiatives within the ESG section.

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Key Compensation and Governance Practices

The foundation of our executive compensation program is a philosophy of maintaining responsible governance and practices that align the interests of our executives with those of our shareholders. This guiding principle provides us with the framework from which we built our compensation program, and which continues to inform its continuous improvement. Below are some examples of how we ensure that our compensation program achieves our corporate goals and aligns with our compensation philosophy:

What We Do	What We Don’t Do
Significant stock ownership policy applicable to executive officers and next level executives receiving equity awards to reinforce alignment between shareholders and senior management	No repricing of previously-granted stock options without shareholder approval
Significant emphasis on performance-based compensation, with the majority dependent upon long-term performance	No perquisite or excise tax gross-ups upon change in control
Balanced portfolio of metrics that drive annual and long-term goals in a risk appropriate manner	No single-trigger vesting of equity awards upon change in control

All incentive compensation, including vested and paid compensation, is subject to a robust Recoupment Policy that allows us to recover vested or unvested incentive compensation in the event inappropriate risk taking or other activities take place

No hedging or pledging of Huntington securities by executives
PSUs comprise 55% of total annual LTI grant value for CEO and 50% for other NEOs	No dividend or dividend equivalents paid on equity grants prior to vesting
Annual equity-based awards made on a pre-established date to avoid any appearance of coordination with the release of material non-public information	No incentive plans encourage excessive risk-taking
Independent compensation consultant provides expert guidance and support to the HR and Compensation Committee
Shareholder engagement to exchange viewpoints with our investors
Annual assessment of compensation programs to compare them to those of our peers and market best practices
Limited perquisites representing a small component of compensation

Risk Assessment of Incentive Compensation

The HR and Compensation Committee oversees the Company’s compensation policies and practices and the relationship among risk, risk management, and compensation. The HR and Compensation Committee’s oversight is supported by the Incentive Compensation Oversight Committee (the “Oversight Committee”), an executive-level management committee. The Oversight Committee consists of senior leaders from Human Resources, Finance, Legal, Credit Administration, and Risk Management and is co-chaired by the CHRO and the CRO. The Oversight Committee reports directly to the HR and Compensation Committee.

Under the direction of the Oversight Committee, Huntington performs an annual risk assessment of its incentive plans. Aided by an independent third-party consultant, the review includes economic analysis and evaluation of plan design features, risk balancing mechanisms, governance policies and practices, and adherence to incentive compensation guiding principles developed by the Oversight Committee. A key tool for managing incentive compensation risk is an annual enterprise-level significant risk events review process overseen by the CRO. This year-end significant risk events review may result in incentive payment reductions where warranted.

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Huntington uses a variety of plan design features to balance risk and reward. Governance policies and practices also play an important role in managing incentive plan risk. We regularly monitor our incentive compensation arrangements for colleagues at all levels and strive to enhance our risk review in light of developing best practices and regulatory guidance. The HR and Compensation Committee receives in-depth reviews of select business unit incentive plans they choose or that are recommended by management for review.

Key broad-based incentive plan design features and controls include: Recoupment provisions Management discretion to reduce or eliminate awards Annual risk-based review of plans and awards	Other features and controls used in various plans include: Multiple performance criteria Risk-related performance criteria Payment caps Deferrals paid over time

Balancing Risk and Reward for Executive Officers

For executive officers, our compensation philosophy balances risk and reward with a mix of base pay, short-term incentives, and long-term incentives, with greatest emphasis on long-term incentives. We maintain robust stock ownership guidelines for executives. Our Recoupment Policy covers all colleagues. In addition, the Board retains discretion to reduce or eliminate incentive awards for executive officers.

Components of 2022 Compensation

The HR and Compensation Committee’s 2022 compensation program for executive officers emphasized performance-based compensation designed to drive profitable growth and returns within our aggregate moderate-to-low, through-the-cycle risk appetite, while doing the right thing for our colleagues, customers, communities, and shareholders. The three primary components of executive compensation are base salary, annual incentive awards, and equity-based long-term incentive awards. Benefits make up a smaller component of overall pay. The purpose and features of each component are summarized below.

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CEO Targeted Direct Compensation	Other NEO Targeted Direct Compensation (Average)(1)	Purpose and Key Features
Base Salary
Set within a competitive range of market practices to attract and retain top talent
Varies depending upon the executive’s role, performance, experience, and contribution
Foundation from which incentives and other benefits are determined
Annual Incentive (Management Incentive Plan — “MIP”)
Motivates and rewards for achieving or exceeding annual strategic financial and operational goals that ultimately support sustained long-term profitable growth and value creation
Reflects Company performance on key measures, adjusted for business unit and individual performance, including risk management
Target opportunity expressed as a percentage of base salary reflective of each NEO’s role
Tied directly to performance in year for which reported
Awards are paid in cash
Long-Term Incentive (Equity Grants)
Motivates and rewards for delivering long-term sustained performance aligned with shareholder interests
Grants are comprised of PSUs and time-based RSUs
Awards are based on multiple factors, including competitive market data, overall company performance, business segment performance, individual performance, and historical equity grants
Benefits
Same broad-based benefit programs generally available to all colleagues
A limited number of additional benefits within typical market practice are offered to attract and retain executive talent
(1) Based on annualized base salaries.

Compensation Outcomes for 2022

Timing of Compensation Decisions

Shortly after year-end, the HR and Compensation Committee reviews the Company’s prior year performance and approves payment of annual incentive awards tied directly to the prior year’s performance. These payments are based on metrics that were chosen by the HR and Compensation Committee at the beginning of the plan year. The HR and Compensation Committee also approves annual equity-based long-term incentives based on performance and on other factors discussed below and makes decisions with respect to base salary adjustments.

With respect to the incentive compensation amounts reported for 2022 in the Summary Compensation Table:

Annual incentives based on 2022 performance are reported under the “Non-Equity Incentive Plan” column.

Annual long-term incentives granted during the year are reported as equity awards under the “Stock Awards” column.

Decisions with respect to base salary adjustments, annual incentive awards under the MIP, and annual equity grants are discussed below.

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Base Salary

Following the HR and Compensation Committee’s annual review of current salaries, previous salary increases, and competitive market data, three NEOs received base salary increases in 2022. The HR and Compensation Committee approved merit-based and market competitive base salary increases for Mr. Wasserman, whose salary was increased $75,000 (12%) to $700,000, for Mr. Heller, whose salary was increased $100,000 (16%) to $725,000, and for Mr. Kleinman, whose salary was increased $50,000 (8.3%) to $650,000.

Annual Incentive Award

Each year our Board conducts a rigorous planning and budgeting exercise for the coming fiscal year. One of the outcomes of that exercise is planned financial targets, which are then used by the HR and Compensation Committee to set targets for executive compensation. Huntington’s annual incentive awards under the MIP reflect Company performance over the course of one year on key short-term measures. Each executive has an annual target incentive opportunity under the MIP expressed as a percentage of their base salary. The specific threshold, target, and maximum opportunity for each executive is reflective of the executive’s role and competitive market practices. For 2022, the CEO’s target incentive was equal to 200% of his base salary. For the other participating NEOs, the 2022 MIP target was equal to 115% - 150% of base salary earned during the year. These targets were determined to be market competitive based on Huntington’s asset size.

Metrics and Performance

The HR and Compensation Committee considers the appropriate corporate performance metrics for each year based on short-term corporate goals and priorities. To measure 2022 performance, the HR and Compensation Committee, consistent with 2021, again selected the metrics of EPS, PTPP Earnings Growth, and Operating Leverage. These three performance metrics were chosen from among the list of available criteria under the MIP, and represented key short-term strategic areas of focus intended to support profitable growth and returns. The choice of metrics also reflected a balanced approach to measuring success.

Annual Incentive Metric	Why We Chose This Metric
EPS(1)	Strong alignment with shareholder value creation
PTPP Earnings Growth(1)	A core operating performance indicator and adds a growth component
Operating leverage(1)	Ensures that our incentives are aligned with our commitment to shareholders to grow revenue faster than expenses
(1) Non-GAAP, see Appendix A to this proxy statement for more information.

For the 2022 plan year our EPS, PTPP Earnings Growth, and Operating Leverage targets were each set in January with reference to the annual financial budget, with targets for EPS, PTPP Earnings Growth, and Operating Leverage set at higher levels than the previous year’s plan target and higher than actual performance for 2021. Targets were set with reference to internal forecasts at levels deemed to be challenging, but achievable by the HR and Compensation Committee.

For each metric, the HR and Compensation Committee determined a threshold, target, and maximum level of achievement based on the Company’s operating plan for 2022, with each performance measure independent of achievement of the other criteria. We interpolate between the threshold, target, and maximum goals to ensure sound incentive compensation arrangements and appropriate pay for performance alignment. MIP funding may range from 0% of target to 200% of target.

Adjustments for Extraordinary Events

In determining whether a performance goal has been met, the HR and Compensation Committee may include or exclude “Extraordinary Events,” as defined in the MIP, or any other objective events or occurrences, in either establishing the performance goal based on the qualifying performance criteria or in determining whether the performance goal has been achieved; provided, however, that the HR and Compensation Committee retains the discretion to adjust awards upward or downward based on the HR and Compensation Committee’s evaluation of such events or other factors.

2022 Performance Awards Results

The Company’s 2022 performance was reviewed in accordance with the MIP and certified by the HR and Compensation Committee in January 2023. Consistent with prior years, 2022 performance results were adjusted for “Extraordinary Events,” which for 2022 was Mortgage Servicing Right hedging, or MSR hedging, as shown below:

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Activity Adjusted for	Adjustment to Financial Performance	Rationale for Adjustment
Net MSR Hedging Gains	-$5.4 million

The HR and Compensation Committee has consistently adjusted for MSR hedging (both positively and negatively) over the last five years because this hedging reduces volatility and risk to the organization and the failure to make the adjustment could incentivize greater risk-taking.

Net Adjustment	-$5.4 million

As discussed herein, Huntington had strong financial performance in 2022 and, as a result, each of the three MIP metrics — EPS, PTPP Earnings Growth, and Operating Leverage — was achieved above target. As adjusted, MIP performance against the metrics chosen by the Committee was 184.0% of target.

The HR and Compensation Committee maintains the ability to use discretion based on its holistic evaluation of performance and external factors that may impact results. HR and Compensation Committee discretion has historically been applied both positively and negatively. While Huntington displayed strong performance as a Company and among colleagues in 2022, management recommended that the HR and Compensation Committee apply negative discretion to reduce the final MIP performance factor from 184.0% of target performance to 155.0% as management believed that it was more reflective of overall performance, including consideration of the net impact of a higher than budgeted yield curve, and that it was believed to be more appropriate year-over-year.

The table below provides the schedule of metrics and goals that the HR and Compensation Committee approved for 2022, along with the Company’s performance against the goals, as determined by the Committee, and the final approved funding of the plan:

Metric	Weight	2022 Performance			Calculated Performance Factor
		Threshold	Target	Maximum
Adjusted EPS(1)					152.1%
Adjusted PTPP Earnings Growth(1)					200.0%
Adjusted Operating Leverage(1)					200.0%
% of Target	100.0%				184.0%
Final Approved Funding					155.0%
(1) Non-GAAP, see Appendix A to this proxy statement for more information.

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Long-Term Incentive Compensation
Determining LTI Grant Value

The HR and Compensation Committee engaged its independent compensation consultant to assist in developing LTI award ranges based on competitive market practice to serve as guidelines for annual grants. These awards were determined based on a multi-faceted approach that includes Company performance, individual performance and potential, retention value of current equity ownership, historical long-term incentive compensation awards, and the market-based framework the independent consultant developed. In addition to these factors, when determining award ranges for individual executive officers, the HR and Compensation Committee considers the impact on potential total compensation.

PERCENTAGE RANGE FOR POTENTIAL EQUITY GRANTS

Position	Percentage of Base Salary
	Threshold	Target	Maximum
CEO	250.0%	500.0%	1,000.0%
Other NEOs(1)	107.5%	215.0%	430.0%
(1)

Excludes Mr. Standridge, who did not receive a 2022 PSU award. Mr. Standridge received a one-time equity grant in connection with the commencement of his employment with the Company to compensate him for certain equity payments he forfeited as a result of accepting the opportunity with Huntington. For additional information, see 2022 Compensation Decisions for each Named Executive Officer below.

Determination of individual LTI Grants

The HR and Compensation Committee independently evaluated the CEO’s performance for the purpose of determining a 2022 LTI award and assessed the competitive pay positioning that would result from the awards to be consistent with our pay-for-performance philosophy.

In determining award values for the other NEOs, the HR and Compensation Committee considered the CEO’s performance assessments for each NEO, as well as additional input from the CEO, and the market guidelines provided by the consultant. Consistent with the Company’s philosophy, the CEO’s evaluation was based on a holistic approach that included individual performance and contributions, retention value of current equity ownership, historical long-term incentive compensation awards, and the market-based framework the independent consultant developed. The HR and Compensation Committee approved awards in 2022 for the NEOs (other than the CEO and Mr. Standridge) as recommended by the CEO.

LTI Grant Vehicles

For the 2022 annual LTI grants, management proposed, and the HR and Compensation Committee approved, the strategy set forth below:

2022 Long-Term Incentive Program Highlights
Vehicle	% of Total LTI Value		Key Design Features
	CEO	Other NEOs(1)
PSUs

Performance Measurement Period: 3 years

Performance Measures:

ROTCE

Absolute ROTCE Performance Threshold

Up to 20% modifier for new revenue

Share Payout Range: 0-150% of target, potentially up to 180% based on new revenue modifier

RSUs			Vesting: 50% after year 3 and 50% after year 4
(1) Excludes Mr. Standridge, who did not receive a 2022 PSU award.

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PSUs — Performance Metrics

With assistance from the independent consultant, the HR and Compensation Committee selected ROTCE, the same metric used in 2021, as the metric for the 2022 PSU grant, measured on both a relative and an absolute basis.

Why We Chose ROTCE as the PSU Metric

The Company believes ROTCE is a key factor to long-term profitable growth and returns.

There is a strong correlation of higher ROTCE to higher valuations for the common stock of publicly-traded bank holding companies.

The PSU awards are denominated in stock, which provides an inherent tie to share price performance and overall shareholder returns.

The relative ROTCE target is set at the 55th percentile to ensure that target payout is not made unless Huntington’s performance is superior to that of the peer group median. The peer group for relative performance comparisons consists of the 2022 benchmarking peers as discussed under Market Referencing below. In addition, a minimum three-year average absolute ROTCE of 6% must be achieved to receive a payout. Full payout at maximum performance is subject to an increase of up to 20% for revenue earned incremental to the budget from new sources intended to create shareholder value but not envisioned in the then-current strategic initiatives when the PSU was granted. Sources of new, unplanned revenue include new lines of business, new product innovation, and newly developed strategic partnerships. New, unplanned revenue will be measured cumulatively over the three-year PSU cycle.

As reflected in the table below, the HR and Compensation Committee determined a threshold, target, and maximum level of relative achievement for the three-year performance cycle, along with an absolute performance threshold. In calculating performance to determine whether a performance goal has been achieved, the HR and Compensation Committee will adjust for “Extraordinary Events,” as defined in the 2018 Long-Term Incentive Plan.

PSU Metric	Threshold	Target	Maximum
Relative ROTCE	30th Percentile	55th Percentile	70th Percentile
Absolute ROTCE — Performance Threshold	6.00%	—	—

ROTCE results are measured annually, adjusted for significant items by utilizing S&P Core ROTCE data for all companies, and averaged using year-end reported amounts. The range of potential payouts, 0% to 150% of the target number of share units (not inclusive of the new revenue modifier), was consistent with the design of PSUs awarded in 2021, and determined to be within competitive market practice, and reasonable from an annual share run rate and dilution perspective. With the potential adjustment for new revenue, the maximum awards could reach 180% of target (150% x 120% = 180%).

Benefits

Executive officers participate in the same broad-based benefit programs generally available to all colleagues. A limited number of additional benefits are offered to executive officers and certain other officers, and are designed to represent a modest portion of total compensation. Following is a list of additional benefits and compensation elements offered to executive officers during 2022.

Deferred Compensation

Our Executive Deferred Compensation Plan, a non-qualified plan, provides a vehicle for participants to defer receipt of cash or stock until a later date in excess of IRS qualified plan limitations, but does not have a company match.

Perquisites

Huntington utilizes a very limited number of perquisites representing a small component of compensation. We provide our CEO with security monitoring of his personal residences and use of our cars and drivers for security, personal safety, and efficiency. In addition, the CEO is permitted personal use of the corporate aircraft. The use of the corporate aircraft provides an environment that permits our CEO to perform confidential work while on personal trips, which would otherwise be impossible on commercial aircraft. In addition, certain trips, even though they may contain significant work components, do not qualify as “business use” under IRS rules, and therefore must be included as perquisites despite the significant amount of work performed on the trip.

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Use of the corporate aircraft after remote business meetings also allows our CEO the flexibility to travel efficiently throughout our footprint for work without having to keep a specific schedule that he would if he had commercial flight arrangements for his subsequent personal travel. Huntington’s culture is one of extremely limited perquisites; however, because of the need for a corporate aircraft for business purposes given our large and expanded footprint and all the benefits that accrue to Huntington from our CEO using that corporate aircraft instead of commercial flight, the HR and Compensation Committee and Board feel that Huntington benefits substantially from the availability of the corporate aircraft for the CEO’s personal travel when necessary. The CEO’s usage of the corporate aircraft is reviewed by the HR and Compensation Committee at least annually.

In limited circumstances, personal usage of corporate aircraft by other executive officers may be permitted subject to approval by the CEO. Personal use of the corporate aircraft is in accordance with Huntington’s Aircraft Usage Policy. The value of all personal use of corporate aircraft is included in the income of the user pursuant to IRS rules and regulations.

We also provide relocation benefits to senior level colleagues to facilitate transition when moving their residence to a new work location.

Employment Agreement

Only one executive officer, our CEO, has an employment agreement with us, which is described under Mr. Steinour’s Employment Agreement below.

Severance Arrangements

Huntington has change-in-control agreements, referred to as Executive Agreements, with each of our NEOs. The objectives of the Executive Agreements are to provide severance protections for the NEOs in the event of a qualifying termination of employment in connection with a change-in-control of Huntington and to encourage their continued employment in the event of any actual or threatened change-in-control of Huntington. The Executive Agreements are further described under Payments upon Termination of Employment or Change in Control below.

(Frozen) Supplemental Pension

Messrs. Steinour and Kleinman are participants in the frozen pension plan, and Mr. Steinour is a participant in the frozen supplemental defined benefit plan (both were frozen on December 31, 2013). These plans are further discussed under the Pension Benefits 2022 table below.

(Frozen) Supplemental Savings

Messrs. Steinour and Heller were eligible for, and participated in, a supplemental defined contribution plan that was frozen on December 31, 2019. This plan is further discussed following the Nonqualified Deferred Compensation 2022 table below.

2022 Compensation Decisions for each Named Executive Officer

In addition to rewarding executives for achievement of financial goals, the HR and Compensation Committee applies its discretion to reinforce behaviors and values that contribute to the Company’s long-term success. When evaluating base salary increases, adjusting MIP awards for business segment and individual performance, and determining the amount of long-term incentive compensation awards, the CEO and HR and Compensation Committee considered the performance of each executive under the following common factors:

Common Performance Factors:

Financial and operating results

PLQ, people, culture, and DEI

Risk management and key metrics

Strategic planning and execution

Continuous improvement

Customers, community, and stakeholder relations

Further, the HR and Compensation Committee differentiated compensation for the NEOs other than the CEO by taking into consideration the CEO’s evaluation of each executive’s performance, role, and relative contribution to overall Company performance. Although there were no predetermined quantifiable goals against which business unit and individual performance were evaluated independently for purposes of determining compensation, highlights of the specific 2022 individual and business unit performance considered by the HR and Compensation Committee for each NEO are set forth below:

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Stephen D. Steinour Chairman, President and Chief Executive Officer	2022 Compensation Decisions
	Base Salary	$1,100,000
	Base Salary Increase	N/A
	MIP
	Target Opportunity	$2,200,000
	MIP Award	$3,410,000
	LTI
	Target Opportunity	$5,500,000
	LTI Award	$5,500,000
In determining appropriate compensation for Mr. Steinour, the HR and Compensation Committee considered the following significant 2022 accomplishments:
Strong financial performance in a challenging environment

Increased total assets to $183 billion as of December 31, 2022, compared to $174 billion as of December 31, 2021.

Increased earnings per common share to $1.45, an increase of $0.55 from 2021.

Grew 2022 pre-provision net revenue(1) to $3.1 billion, up $1.4 billion, or 88% from 2021.

Maintained solid credit quality with net charge-offs of 0.11% of average total loans and leases.

Strong Leadership

Executed on our strategic plan for building the leading People-First, Digitally Powered Bank, with focused investment in customer experience, product differentiation, and key growth initiatives.

Led the Company to a record year in terms of financial performance while providing for appropriate reserves in light of potential economic headwinds.

Demonstrated our commitment to Huntington’s communities through $16 billion in investments from Huntington’s $40 billion Community Plan, focused on affordable housing, small business, community development lending and investing, and racial and social equity.

Set the tone at the top to create a workplace that is welcoming, inclusive, and respectful to all as shown by the diversity of newly-hired and promoted colleagues, the diversity of our Board and Executive Leadership Team, and by Huntington receiving numerous awards recognizing its commitment.

(1) Non-GAAP, see Appendix A to this proxy statement for more information.

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Zachary J. Wasserman Chief Financial Officer, Senior Executive Vice President	2022 Compensation Decisions
	Base Salary	$700,000
	Base Salary Increase	12%
	MIP
	Target Opportunity	$776,250
	MIP Award	$1,400,000
	LTI
	Target Opportunity	$1,343,750
	LTI Award	$2,000,000
In determining appropriate compensation for Mr. Wasserman, the HR and Compensation Committee considered the following significant 2022 accomplishments:
Strong financial performance in a challenging environment

Increased total assets to $183 billion as of December 31, 2022, compared to $174 billion as of December 31, 2021.

Increased earnings per common share to $1.45, an increase of $0.55 from 2021.

Grew 2022 pre-provision net revenue(1) to $3.1 billion, up $1.4 billion, or 88% from 2021.

Maintained solid credit quality with net charge-offs of 0.11% of average total loans and leases.

Strong Leadership

Continued execution of our strategic plan and ongoing initiative to build the nation’s leading People-First, Digitally-Powered Bank, with focused investment in digital capabilities, customer experience, product differentiation, and key growth priorities.

Provided significant leadership to Huntington’s innovation initiatives and partnerships, including overseeing the acquisition and integration of Torana (now Huntington ChoicePay).

Drove significant investor engagement, including developing and leading our first Investor Day in over ten years.

Set strong tone at the top promoting Huntington’s DEI initiatives, including serving as executive sponsor for the LGBTA Business Resource Group.

(1) Non-GAAP, see Appendix A to this proxy statement for more information.

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Brant J. Standridge President, Consumer and Business Banking, Senior Executive Vice President	2022 Compensation Decisions
	Base Salary		$725,000
	Base Salary Increase		N/A
	MIP
	Target Opportunity		$1,087,500
	MIP Award		$1,750,000
	LTI
	Target Opportunity	$	N/A
	LTI Award		$4,573,872

Brant J. Standridge joined Huntington as President, Consumer and Business Banking and Senior Executive Vice President, effective April 11, 2022. In determining appropriate compensation for Mr. Standridge, the HR and Compensation Committee considered the following significant 2022 accomplishments:

Continued advancing Huntington’s reputation for leading and disruptive product innovation by overseeing and enhancing products aligned with our Fair Play philosophy, including Stand-By Cash, Early Pay, Return Item Grace, and Instant Access.

Strengthened Huntington’s brand positioning and customer experience track record, ranking first in Trust, NPS, Customer-Focused, and Overall Customer Satisfaction in a market study among our peers.(1)

Received national recognition for customer experience in service and mobile, including the Highest in Customer Satisfaction with Mobile Banking Apps among Regional banks from J.D. Power for the fourth year in a row in 2022.(2)

Led Business Banking to be #1 in the nation in number of SBA 7(a) loans from October 1, 2017 to September 30, 2022(3), including #1 in Colorado, a key expansion market; grew 49% year-over-year growth in SBA 7a production.

Established a focused strategy for Consumer and Business Banking, linking capital allocation to customer-centric value creation and five key pillars of sustainable differentiation.

Key stakeholder in Operation Accelerate, partnering with Huntington’s technology team to achieve scale, increase efficiency, and digitize the customer and colleague experience.

Set a strong tone at the top reinforcing a workplace that is welcoming and inclusive, including service as the Executive Sponsor of Huntington’s Emerging Professionals Business Resource Group.

Actively engaged as a leader in banking industry through service on the Board of Directors for the Consumer Bankers Association.

(1)

2021 Brand Tracking Market Study. In market bank competitors: BAC, CFG, FITB, JPM, KEY, PNC, USB

(2)

J.D. Power 2022 U.S. Banking Mobile App Satisfaction Study; among banks with $75B to $200B in deposits. Visit jdpower.com/awards for more details

(3)

Source: U.S. Small Business Administration (SBA). SBA loans subject to SBA eligibility.

In order to compensate Mr. Standridge for certain cash and equity payments and benefits that Mr. Standridge forfeited as a result of accepting the opportunity with Huntington, Mr. Standridge received a one-time grant of RSUs, with 209,827 shares vesting over two years and 121,613 vesting over four years, and, subject to repayment in the event of a voluntary termination of employement within 24 months of joining the Company, a cash signing bonus of $1,670,000, $120,000 of which was paid in April 2022, and $1,550,000 of which was paid in February 2023. Mr. Standridge was eligible to participate in the 2022 MIP with a target award opportunity of 150% of base salary, and will be eligible to participate in the 2023 LTIP with a target award opportunity equal to 250% of base salary, consisting of a mix of RSUs and PSUs. He also received standard relocation benefits plus up to three months of temporary housing. Similar to our other NEOs, he is party to an Executive Agreement (for additional detail, see Potential Payments upon Termination of Employment or Change In Control below).

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Paul G. Heller Chief Technology and Operations Officer, Senior Executive Vice President	2022 Compensation Decisions
	Base Salary	$725,000
	Base Salary Increase	16%
	MIP
	Target Opportunity	$795,417
	MIP Award	$1,400,000
	LTI
	Target Opportunity	$1,343,750
	LTI Award	$2,250,000
In determining appropriate compensation for Mr. Heller, the HR and Compensation Committee considered the following significant 2022 accomplishments:

Key stakeholder in Strategic Plan and ongoing initiative to build the nation’s leading People-First, Digitally-Powered Bank.

Led Operation Accelerate, Huntington’s strategic approach to scale, increase efficiency, and digitize the customer and colleague experience.

Assumed leadership of the Enterprise Payments team, a key segment for strategic fee growth and increasing wallet share.

Oversaw systems and technology integration of Torana (now Huntington ChoicePay), Capstone, and Huntington’s newly opened Huntington Tower in Downtown Detroit.

Continued to lead Huntington’s technology development and support, resulting in Huntington being ranked Highest in Customer Satisfaction with Mobile Banking Apps among Regional Banks from J.D. Power for the fourth year in a row.(1)

Key participant in Huntington’s first Investor Day in over ten years.

Co-Chaired Huntington’s Pelotonia engagement, achieving $36.8 million in donations in the grassroots efforts to raise cancer research funds.

Active community leadership with Board participation at COSI and Catholic Social Services..

(1) J.D. Power 2022 U.S. Banking Mobile App Satisfaction Study; among banks with $75B to $200B in deposits. Visit jdpower.com/awards for more details.

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Scott D. Kleinman President, Commercial Bank, Senior Executive Vice President	2022 Compensation Decisions
	Base Salary	$650,000
	Base Salary Increase	8.3%
	MIP
	Target Opportunity	$728,333
	MIP Award	$1,250,000
	LTI
	Target Opportunity	$1,290,000
	LTI Award	$1,750,000
In determining appropriate compensation for Mr. Kleinman, the HR and Compensation Committee considered the following significant 2022 accomplishments:

Key stakeholder in Strategic Plan and ongoing initiative to build the nation’s leading People-First, Digitally-Powered Bank.

Drove consistent growth and industry leading expertise in the Commercial Bank, resulting in top rankings in Specialty Banking, Asset Finance, Capital Markets and Treasury Management nationwide.

Led Commercial Bank to achieve three national 2022 Greenwich Excellence awards for Best Brand and four national 2022 Greenwich Excellence awards for Cash Management in U.S. Middle Market Banking.

Oversaw acquisition and integration of Capstone Partners, contributing to a record year in capital markets fees.

Key participant in Huntington’s first Investor Day in over ten years.

Co-Chaired Huntington’s Pelotonia engagement, achieving $36.8 million in donations in the grassroots efforts to raise cancer research funds.

Active community leadership as Board member and Finance Committee Chair of the Franklin Park Conservatory, Finance Committee member of Jewish Columbus, and Chair of American Bankers Association Securities Association.

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Recently Completed PSU Performance Cycles

2019 – 2021 Cycle

In April 2022, the HR and Compensation Committee determined the final award values for the PSU awards granted in 2019, which had a three-year performance cycle that ended on December 31, 2021. These awards were settled in shares of Huntington stock. The metric for this cycle was three-year relative ROTCE targeted at the 55th percentile performance for the selected peer group, subject to a minimum absolute ROTCE of 6%, adjusted for significant items by utilizing S&P Core ROTCE data for all companies. During the period January 1, 2019 through December 31, 2021, relative ROTCE was above maximum performance, with absolute adjusted ROTCE at 16.40%.

2019 – 2021 CYCLE (JANUARY 1, 2019 THROUGH DECEMBER 31, 2021)

Metric	Target	Result
Relative ROTCE	55th percentile performance for the selected peer group	70.8 percentile
Absolute ROTCE – Performance Threshold	6%	16.40%
	Final Award	150% of target

2020 - 2022 Cycle

December 31, 2022 marked the end of the three-year performance cycle for PSU awards granted in 2020. The HR and Compensation Committee expects to certify the results and determine the final values for these PSU awards in April 2023. The metric for this cycle was relative ROTCE targeted at the 55th percentile performance for the selected peer group with a minimum average absolute ROTCE of 6% required for payout with a potential adjustment for new revenue, all adjusted for significant items by utilizing S&P Core ROTCE data for all companies.

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Executive Compensation Decision-Making Process

Who is Involved in Compensation Design and Decisions

Role of HR and Compensation Committee	Role of Management	Role of Compensation Consultant

The HR and Compensation Committee provides independent oversight of our executive compensation.

The HR and Compensation Committee develops and approves our executive compensation with input from our management and the independent compensation consultant.

From time to time, the HR and Compensation Committee consults with other committees of the Board and may obtain the approval of the full Board with respect to certain executive and Director compensation matters.

Our management provides information and may make recommendations to the HR and Compensation Committee with respect to the amount and form of executive compensation.

Our CEO, CFO, and CHRO make recommendations to the HR and Compensation Committee when it sets specific financial measures and goals for determining incentive compensation.

Our CEO and CHRO provide input and make recommendations to the HR and Compensation Committee regarding the performance and compensation of the CEO’s direct reports, which include the NEOs.

The CEO and CHRO consult in advance with the chairs of the respective Board committees regarding recommendations for key control positions, such as the CRO and CCO.

The CEO does not make recommendations to the HR and Compensation Committee regarding his own compensation.

The HR and Compensation Committee has engaged an independent compensation consultant, Pearl Meyer, to provide advice with respect to the amount and form of executive and director compensation.

Services provided by the compensation consultant during 2022 included:

review of our selected peer group,

benchmarking compensation and performance for the executive officers and the Board,

analysis and assistance with proxy sections related to change-in-control payments and pay-versus-performance disclosure,

establishing total compensation guidelines, including targets for short- and long-term incentive plans, and modeling payouts under various performance scenarios,

review of, and recommendations for changes to, the Director compensation program, and research and presentation of market trends and practices related to incentive plan design and other executive compensation-related programs.

Independent Compensation Consultant

The HR and Compensation Committee engaged Pearl Meyer, an independent compensation consulting firm, to provide advisory services related to executive and Director compensation. The individual consultant managing the relationship with Huntington (the compensation consultant) reports directly to the HR and Compensation Committee and is evaluated by the HR and Compensation Committee on an annual basis.

The compensation consultant is available as needed for expert guidance and support, provides updates on emerging trends and best practices, and regularly attends meetings of the HR and Compensation Committee. Services provided by the compensation consultant during 2022 included reviewing our selected peer group, benchmarking compensation and performance, and establishing total compensation guidelines, including targets for short- and long-term incentive plans and modeling payouts under various performance scenarios. During 2022, the compensation consultant did not provide any services other than advice and recommendations related to executive and Director compensation and related proxy disclosure.

The HR and Compensation Committee has received representations from the compensation consultant with respect to independence, including with respect to: the fees received by the compensation consulting firm from Huntington as a percentage of total revenue of the consulting firm; the policies or procedures maintained by the compensation consulting firm designed to prevent a conflict of interest; any business or personal relationship between the compensation consultant and any HR and Compensation Committee member; any business or personal relationship between the compensation consultant and our executive officers; and any Huntington stock owned by the compensation consultant. Based on review of these representations and the services provided by the compensation consultant, the HR and Compensation Committee has determined that the compensation consultant is independent and that the consultant’s work has not created any conflicts of interest.

Procedures for Determining Executive Compensation

Although the HR and Compensation Committee makes independent determinations on all matters related to compensation of executive officers, certain members of management are requested to attend committee meetings and provide input to the HR and Compensation Committee. Input may be sought from the CEO, Human Resources, Legal, Finance, and Risk Management colleagues and others as needed to ensure the HR and Compensation Committee has the information and perspective it needs to carry out its duties. In particular, the HR and Compensation Committee will seek input from the CEO on matters relating to strategic objectives, Company performance goals, and input on his assessment of the other executive officers. The CHRO and representatives of Human Resources work with the Chair of the HR and Compensation Committee to ensure they have the background, information, and data needed to facilitate meetings.

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The HR and Compensation Committee also receives updates from the CFO and other members of executive management throughout the year as appropriate.

The HR and Compensation Committee also meets with representatives of the Audit Committee and Risk Oversight Committee as appropriate in making determinations. The Chair of the Audit Committee is consulted when the HR and Compensation Committee certifies Company performance against the established incentive plan performance goals.

The HR and Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the HR and Compensation Committee, or, if provided for in the terms of a particular compensation plan, to a management committee in accordance with the terms of such plan. The HR and Compensation Committee delegates some responsibilities to management to assist in development of design considerations, with permission to work with the HR and Compensation Committee’s compensation consultant to develop proposals for the HR and Compensation Committee’s consideration. The HR and Compensation Committee may not, however, delegate the determination of compensation for executive officers to management. From time to time, the HR and Compensation Committee may obtain the approval of the Board with respect to certain executive and Director compensation matters.

The HR and Compensation Committee takes risk into account when determining compensation and supports an executive compensation philosophy that balances risk and reward with a mix of base pay, short-term incentives, and long-term incentives, with greater emphasis on long-term incentives. The HR and Compensation Committee’s role in the oversight of incentive compensation risk is discussed under The Board’s Role in Risk Oversight above.

Market Referencing

The HR and Compensation Committee regularly reviews peer and industry information concerning levels of compensation and performance as a competitive frame of reference. The HR and Compensation Committee uses this information and analysis as a benchmarking reference for setting pay opportunities and making pay decisions, such as changes to base salaries, annual incentive awards, and long-term incentive grants. A key source of information is a peer group of regional banks similar to Huntington in terms of size and business model.

The peer banks are reviewed each year using an objective process recommended by the independent compensation consultant and approved by the HR and Compensation Committee. The process begins with the selection of U.S.-based publicly-traded commercial banks considering asset size as of the prior year-end. A few banks with relevant asset size are eliminated due to significant differences in business model.

At the recommendation of the independent compensation consultant, the HR and Compensation Committee selected banks with asset sizes between 0.25x and 4.0x of the Company’s current asset size (approximately $40 billion to $695 billion), excluding banks that are non-commercial, distressed, or have significant business differences, including international presence or focus, unique headquarters locations, or a focus on different services. Preference is also given to banks in the current peer group or banks identified as our peers by third-party proxy advisors. Given our positioning in terms of asset size and market capitalization within our peer group, we determined to make no changes for 2022.

The resulting group remains consisting of eleven bank holding companies; six larger and five smaller in terms of total assets, positioning Huntington slightly below the median for asset size. The HR and Compensation Committee chose the eleven peers to represent the most appropriate market comparators for Huntington in terms of industry and size. The independent compensation consultant also provided the HR and Compensation Committee with industry analysis reflective of Huntington’s size and business profile as appropriate to supplement the peer group data. This included utilizing size-adjusted comparisons representing data from companies that fell closest to our asset size, including market capitalization, employees, and number of branches.

Set forth below are the peers utilized for the 2021 and 2022 peer groups.

Peer Banks for 2021 and 2022
Citizens Financial Group, Inc. (CFG) Comerica Incorporated (CMA) Fifth Third Bancorp (FITB) First Horizon National Corporation (FHN)	KeyCorp (KEY) M&T Bank Corporation (MTB) The PNC Financial Services Group, Inc. (PNC) Regions Financial Corporation (RF)	Truist Financial Corporation (TFC) U.S. Bancorp (USB) Zions Bancorporation, National Association (ZION)

The HR and Compensation Committee also relied on the independent compensation consultant to provide a broader industry perspective of emerging trends and best practices. Among the peer and industry data considered in 2022 were three-year total shareholder return relative to peers, three-year relative performance in incentive measures, and realizable pay over the prior three years relative to peers. With the assistance of the independent compensation consultant, the HR and Compensation Committee performs a pay and performance analysis on an annual basis to review the appropriateness of the Company’s executive compensation program.

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2022 Total Shareholder Return of Huntington and Peers

*

2022 Total Shareholder Return excludes First Horizon (FHN), which announced its pending acquisition by TD Bank in February 2022 and is expected to close in 2023. First Horizon’s Total Shareholder Return for 2022 was 54%, and the Peer Group Average including First Horizon is (9)%.

Other Policies and Practices

Stock Ownership Requirements

To reinforce the importance of stock ownership to the Company’s compensation philosophy, the HR and Compensation Committee has imposed ownership requirements since 2006. Executive officers subject to the policy are required to meet and maintain a dollar value of ownership based on a multiple of salary. The executive officer’s current base salary is multiplied by their assigned multiple and compared to current holdings, valued based on a 30-day average closing stock price. Executive officers generally have five years to meet their ownership levels and thereafter must continue to meet the requirements on an ongoing basis. As of January 31, 2023, each NEO who has served at least five years meets the guidelines. In addition to the NEOs listed below, stock ownership requirements extend to approximately 60 additional executives.

NEO OWNERSHIP COMPARED TO GUIDELINES

Executive	Multiple	Ownership Guideline	Market Value of Shares Owned(1)
Steinour	10X	$11,000,000	$109,960,904
Wasserman	3X	2,100,000	2,147,988
Standridge(2)	3X	2,175,000	5,207,574
Heller	3X	2,175,000	6,940,391
Kleinman	3X	1,950,000	3,280,434
(1)

Value of shares owned as reported in this column is based on the closing price of a share of Huntington common stock on January 31, 2023 ($15.17). Shares that count toward the share ownership requirement include unvested time-based RSUs and shares held in Huntington benefit plans, but do not include unexercised stock options or unvested PSUs.

(2)

Mr. Standridge is within his five-year window to comply with his applicable requirements.

Hedging and Pledging Prohibition

The HR and Compensation Committee has a policy prohibiting hedging and pledging activity in equity securities of Huntington. The policy applies to Huntington’s Directors, executive officers, other members of Huntington’s ELT, and other officers subject to Section 16 of the Securities Exchange Act. The hedging and pledging prohibitions apply with respect to any interests in Huntington securities owned by the covered persons, directly or indirectly, whether granted by Huntington as compensation or otherwise acquired and held. Prohibited hedging activity includes using financial instruments (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, options, and exchange funds) or otherwise engaging in transactions that are designed to, or have the effect of, hedging or offsetting any decrease in the market value of Huntington securities. Huntington equity securities may not be pledged as collateral for a loan or held in a margin account.

Annual Long-Term Incentive Award Grant Practices

The 2018 Long-Term Incentive Plan permits the HR and Compensation Committee to designate a grant date effective following the date of its action. The HR and Compensation Committee has adopted a practice of granting equity awards on a pre-established date to avoid any appearance of coordination with the release of material non-public information. We grant our annual LTI awards in March in order to improve the incentive-setting process and better align with peers. Under the Company’s stock plan, fair market value is

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generally defined as the closing price on the applicable date. We prohibit the repricing of previously-granted stock options without shareholder approval.

Recoupment of Incentive Compensation

We have multiple overlapping ways to hold our colleagues, including our NEOs, accountable and recover compensation. These include (i) terms of our 2018 Long-Term Incentive Plan, (ii) terms of our Annual Incentive Plan, (iii) our Recoupment Policy, (iv) the Sarbanes-Oxley Act, and (v) the Dodd-Frank Act. The following types of incentive compensation are subject to recoupment:

any bonus or other cash incentive payment, including commissions, previously paid or payable, and any equity compensation, vested or unvested (including without limitation, performance shares and PSUs, restricted stock and RSUs and stock options), and net proceeds of any exercised or vested equity awards.

Tool	Compensation Covered	Conduct Covered	Consequence
Long-Term Incentive Compensation	All equity awards made under the 2018 Long-Term Incentive Plan, except following a change in control.	A serious breach of conduct or solicitation of customers or potential customers with whom the participant had contact during the participant’s employment with us.

Termination of any outstanding vested or unvested award in whole or in part, or repayment of any benefit received if such conduct or activity occurs within three years following the exercise or payment of an award, and awards may be forfeited upon termination of employment for cause.

Annual Incentive Compensation	Awards made under the Annual Incentive Plan.

Restatement of financial statements because of a material financial reporting violation; taking of unnecessary or excessive risk, manipulation of earnings; or engaging in any misconduct described in the Recoupment Policy.

Repayment of any amount previously paid in excess of what would have been paid under the restated financial statements or such other amount in accordance with the Dodd-Frank Act, and potential termination of the participant’s participation in the plan in accordance with the Recoupment Policy.

Recoupment Policy (Misconduct or Performance)	Any bonus or other cash incentive payment, including commissions, previously paid or payable and any equity compensation, vested or unvested, and net proceeds of any exercised or vested equity awards.

Misconduct, including fraud, intentional misconduct, gross negligence, or manipulation of earnings; and

Performance, including taking of excessive risk outside the bounds of the Company’s risk governance structure.

Potential reimbursement or forfeiture of incentive compensation.
Recoupment Policy (Restatement of Financials)	Any bonus or other cash incentive payment, including commissions, previously paid or payable and any equity compensation, vested or unvested, and net proceeds of any exercised or vested equity awards.	Restatement caused by gross negligence, intentional misconduct, or fraud.	Potential repayment of all or a portion or of any incentive compensation paid based on results that were restated if it would have been less had the financial statements been correct.
Sarbanes- Oxley Act	Incentive compensation paid to the CEO and CFO only within the 12-month period following the release of financial information that subsequently was restated.	Misconduct resulting in required restatement of any financial reporting required under securities laws.	Reimbursement of bonus, incentive-based or equity-based compensation received within the 12-month period following the public release of financial information that was restated.
Dodd-Frank Act

Incentive compensation during the three-year period preceding the date on which the restatement is required from any current or former executive officers or any other individual specified in the Dodd-Frank Act.

		Restatement of any Company financial statements because of a material financial reporting violation.	Recovery of the amount in excess of the incentive compensation payable under the Company’s restated financial statements.

On October 26, 2022, the SEC added Exchange Act Rule 10D-1, requiring listing exchanges to adopt listing standards that require listed issuers to adopt clawback polices and comply with disclosure requirements. In February 2023, the Nasdaq Stock Market Marketplace Rules were revised to implement Rule 10D-1. We will address any clawback policies required by Nasdaq Stock Market Marketplace Rules prior to the effective date.

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Recoupment Disclosure

During 2022, we did not take any action to recover any incentive compensation from any of our NEOs or other executives.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code limits the tax deductibility of compensation for certain executive officers that is more than $1 million. The HR and Compensation Committee continues to have the flexibility to pay non-deductible compensation if it believes it is in the best interests of the Company. Huntington also takes into consideration Internal Revenue Code Section 409A with respect to nonqualified deferred compensation programs, and ASC 718, “Compensation - Stock Compensation” in administering its equity compensation program.

Report of the HR and Compensation Committee

The HR and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the HR and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Huntington’s proxy statement for its 2023 Annual Meeting of Shareholders.

Submitted by the HR and Compensation Committee

Robert S. Cubbin, Chair	Gina D. France	J. Michael Hochschwender	Kenneth J. Phelan

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Executive Compensation Tables

Summary Compensation 2022

The following table sets forth the compensation paid by us and by our subsidiaries for each of the last three fiscal years ended December 31, 2022, to our principal executive officer, principal financial officer, and the three other most highly-compensated executive officers serving at the end of 2022.

Name and Principal Position(1)	Year	Salary ($)		Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)(7)	Total ($)
Stephen D. Steinour Chairman, President and CEO	2022	1,100,000		—	5,499,988	—	3,410,000	—	474,987	10,484,975
	2021	1,098,106		—	3,937,478	1,312,498	2,800,000	—	471,096	9,619,178
	2020	1,037,500		—	3,374,995	1,125,000	1,830,000	203,536	436,651	8,007,682
Zachary J. Wasserman Chief Financial Officer Senior Executive Vice President	2022	671,875		50,000	1,999,980	—	1,400,000	—	8,644	4,130,499
	2021	625,000		50,000	1,199,986	400,000	1,150,000	—	15,417	3,440,403
	2020	625,000		1,500,000	937,489	312,499	725,000	—	69,587	4,169,575
Brant J. Standridge President, Consumer & Business Banking, Senior Executive Vice President	2022	513,542	(8)	120,000	4,573,872	—	1,750,000	—	79,032	7,036,446

Paul G. Heller Chief Technology & Operations Officer, Senior Executive Vice President	2022	687,500		—	2,249,992	—	1,400,000	—	8,644	4,346,136
	2021	625,000		—	1,499,991	499,997	1,250,000	—	8,545	3,883,533
	2020	625,000		—	1,124,992	374,999	750,000	—	10,445	2,885,436
Scott D. Kleinman President, Commercial Banking, Senior Executive Vice President	2022	631,250		—	1,749,996	—	1,250,000	—	16,869	3,648,115

(1)

Mr. Steinour also serves as President and CEO of Huntington Bank, and served as Chairman of Huntington Bank until June 9, 2021, in connection with the TCF Merger. Mr. Standridge joined Huntington as President, Consumer and Business Banking on April 11, 2022. In accordance with SEC rules, no amounts are reported for Mr. Kleinman for 2020 or 2021, because he was not an NEO for those years.

(2)

In connection with Mr. Wasserman joining Huntington in 2019, Mr. Wasserman received a signing bonus of $1,500,000 payable in January 2020, and a three-year cash payment of $50,000 per year commencing in May 2021 to compensate him for certain cash and equity payments and benefits which he forfeited due to accepting employment with Huntington. In connection with Mr. Standridge joining Huntington in April 2022, Mr. Standridge received a signing bonus of $1,670,000, $120,000 of which was paid in April 2022 and $1,550,000 of which was paid in February 2023 and is subject to recoupment if Mr. Standridge terminates his employment with Huntington voluntarily or for cause within 24 months of employment.

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(3)

The amounts in this column are the grant date fair values of awards of RSUs and PSUs determined for accounting purposes in accordance with FASB ASC Topic 718. The PSUs are valued at target. The assumptions made in the valuation are discussed in Note 16 “Share-Based Compensation” of the Notes to Consolidated Financial Statements for our financial statements for the year ended December 31, 2022. The grant date fair value of the 2022 awards is set forth below:

	Time-Vesting RSUs ($)	Performance-Based PSUs (Target) ($)	Total Stock Awards ($)
Stephen D. Steinour	2,474,994	3,024,994	5,499,988
Zachary J. Wasserman	999,990	999,990	1,999,980
Brant J. Standridge	4,573,872	—	4,573,872
Paul G. Heller	1,124,996	1,124,996	2,249,992
Scott D. Kleinman	874,998	874,998	1,749,996
The grant date fair value of the PSUs awarded in 2022, assuming the highest level of performance, is set forth below:
Dollar Value of PSUs at Maximum Performance ($)
Stephen D. Steinour	5,444,989
Zachary J. Wasserman	1,799,982
Brant J. Standridge	—
Paul G. Heller	2,024,993
Scott D. Kleinman	1,574,996
Mr. Standridge did not receive a PSU award in 2022 because he joined Huntington in April 2022.
(4)

The amounts in this column are annual cash incentive awards earned under the MIP for 2022.

(5)

The amount in this column for the 2022 fiscal year represents the change in the actuarial present value of accumulated benefit from December 31, 2021 to December 31, 2022, under two defined benefit pension plans: the Retirement Plan and the SRIP. These plans were closed to new hires after December 31, 2009, and were frozen as of December 31, 2013. Benefits are based on levels of compensation and years of credited service as of December 31, 2013. The valuation method used to determine the present values, and all material assumptions applied, are discussed in 17 “Benefit Plans” of the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2022. The change in present value for Messrs. Steinour and Kleinman under each plan is detailed below. Messrs. Wasserman, Heller, and Standridge were not eligible to participate in these plans, as they began their employment after participation was closed to new hires. Additional detail about these plans is set forth in the discussion following the table of Pension Benefits 2022 below. There were no above-market or preferential earnings on non-qualified deferred compensation.

	Change in Present Value Retirement Plan ($)	Change in Present Value SRIP ($)	Total Change in Present Value ($)
Stephen D. Steinour	(27,675)	(285,952)	(313,627)
Scott D. Kleinman	(46,063)	—	(46,063)

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(6)

All other compensation as reported in this column includes: our contributions to the Huntington 401(k) Plan (a defined contribution plan); perquisites and personal benefits valued at incremental cost to us; and premiums for group term life insurance. These amounts are detailed below.

	Amounts Contributed to 401(k) Plan ($)	Perquisites and Personal Benefits ($)	Group Term Life Insurance ($)	Total All Other Compensation ($)
Stephen D. Steinour	8,000	466,343	644	474,987
Zachary J. Wasserman	8,000	—	644	8,644
Brant J. Standridge	—	78,388	644	79,032
Paul G. Heller	8,000	—	644	8,644
Scott D. Kleinman	8,000	8,225	644	16,869
(7)

In the ordinary course of business, Huntington maintains a number of automobiles and has access to a corporate aircraft as needed to provide efficient and secure business transportation for senior management. When it is not otherwise needed for business travel, a corporate aircraft may be available to the CEO for personal usage for reasons of security, efficiency, personal safety, and health and safety concerns. The amount reported for use of the corporate plane reflects the aggregate incremental cost to Huntington for Mr. Steinour’s personal use of the plane during 2022. The incremental amount was $427,735 based on an hourly rate consisting of variable charges for crew, landing and parking, fuel and oil, radio maintenance and repairs, supplies, and outside services. For efficiency and security, Mr. Steinour is also permitted personal use of automobiles, driven by Huntington security personnel, including for commuting, which permits him to work while traveling. The incremental cost of this usage to Huntington for 2022 was based on a rate per mile for fuel and maintenance and overtime costs for the drivers, totaling $10,799. Other perquisites and personal benefits for Mr. Steinour consisted of security monitoring of his personal residences, totaling $27,809. Perquisites and personal benefits for Mr. Standridge consisted of $78,388 of moving allowance expenses. Mr. Kleinman’s total All Other Compensation includes $8,225 in restricted stock cash dividends.

(8)

Amounts shown for Mr. Standridge include wages paid by Huntington from the start of his employment with Huntington on April 11, 2022.

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Grants of Plan-Based Awards 2022

The table below sets forth potential opportunities for annual cash incentive awards under the MIP and awards of RSUs and PSUs for 2022.

Name	Grant Date	Date of Board or Committee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Stephen D. Steinour
Annual Incentive			1,100,000	2,200,000	4,400,000
PSUs	3/1/2022	2/4/2022				105,108	210,215	378,387				3,024,994
RSUs	3/1/2022	2/4/2022							171,994			2,474,994
Zachary J. Wasserman
Annual Incentive			388,125	776,250	1,552,500
PSUs	3/1/2022	2/4/2022				34,746	69,492	125,086				999,990
RSUs	3/1/2022	2/4/2022							69,492			999,990
Brant J. Standridge			543,750	1,087,500	2,175,000
Annual Incentive	4/11/2022	3/14/2022							331,440			4,573,872
Paul G. Heller
Annual Incentive			397,709	795,417	1,590,834
PSUs	3/1/2022	2/4/2022				39,090	78,179	140,722				1,124,996
RSUs	3/1/2022	2/4/2022							78,179			1,124,996
Scott D. Kleinman
Annual Incentive			364,167	728,333	1,456,666
PSUs	3/1/2022	2/4/2022				30,403	60,806	109,451				874,998
RSUs	3/1/2022	2/4/2022							60,806			874,998
(1)

Each of the NEOs participated in the 2022 MIP. The award opportunities presented in the table represent the potential payout range based on percentages of salary at threshold, target, and maximum levels of corporate performance. Awards are subject to adjustment for individual and business unit performance and the discretion of the HR and Compensation Committee. Actual awards earned for 2022 are reported in the Summary Compensation Table under the column headed “Non-Equity Incentive Compensation.” The annual incentive plan is further explained in Executive Compensation Program Features — Compensation Outcomes for 2022 — Annual Incentive Award in the CD&A of this Proxy Statement.

(2)

Each of the NEOs, except Mr. Standridge, received a PSU award in 2022. These columns reflect the potential number of PSUs to be vested upon satisfaction of the applicable performance conditions as of December 31, 2024, at threshold, target, and maximum performance. The vesting is subject to the NEO’s continued service through the vesting date. See Executive Compensation Program Features — Compensation Outcomes for 2022 — Long-Term Incentive Compensation in the CD&A of this Proxy Statement for a description of the terms of these awards. Any vested units will convert to shares of our common stock on a one-for-one basis. PSUs that do not vest will be forfeited.

(3)

The HR and Compensation Committee awarded RSUs to each of the NEOs. For Messrs. Steinour, Wasserman, Heller, and Kleinman, RSU awards vest over a period of four years, with 50% of the award vesting on the third anniversary of the grant date, and 50% on the fourth anniversary of the grant date. 70% of the award of 209,827 RSUs granted on April 11, 2022 to Mr. Standridge in connection with his joining Huntington vests on the second anniversary of the grant date, and the remaining 30% vests on the third anniversary of the grant date. 20% of the award of 121,613 RSUs granted on April 11, 2022 to Mr. Standridge in connection with his joining Huntington vests on the first anniversary of the grant date, 20% vests on the second anniversary of the grant date, 40% vests on the third anniversary of the grant date, and 20% vests on the fourth anniversary of the grant date. Any vested units will convert to shares of our common stock on a one-for-one basis. RSUs that do not vest will be forfeited.

(4)

The amounts in this column are the grant date fair values, for accounting purposes, of the awards of PSUs (at target) and RSUs determined in accordance with FASB ASC Topic 718.

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Outstanding Equity Awards at Fiscal Year-End 2022

The following table sets forth details about the unexercised stock options and unvested awards of RSUs and PSUs held by the NEOs as of December 31, 2022.

Name	Grant Date	Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Yet Vested(#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(6)
Stephen D. Steinour	5/1/2015	268,055	—	10.89	5/1/2025	—
	5/1/2016	325,313	—	10.06	5/1/2026	—
	5/1/2017	266,903	—	13.09	5/1/2027	—
	5/1/2018	484,496	—	14.81	5/1/2028	—
	5/1/2019	441,753	147,252	13.77	5/1/2029	38,726	546,038
	5/1/2020	380,067	380,068	8.57	5/1/2030	118,295	1,667,963	585,564	8,256,451
	3/26/2021	82,859	248,580	16.08	3/26/2031	69,639	981,910	344,714	4,860,470
	3/1/2022	—	—	—	—	178,093	2,511,112	326,504	4,603,709
Zachary J. Wasserman	5/1/2020	—	105,574	8.57	5/1/2030	41,074	579,150	147,868	2,084,940
	3/26/2021	25,252	75,758	16.08	3/26/2031	26,529	374,055	95,505	1,346,624
	3/1/2022	—	—	—	—	71,956	1,014,583	107,934	1,521,875
Brant J. Standridge	4/11/2022					214,960	3,030,940
	4/11/2022					124,588	1,756,693
Paul G. Heller	5/1/2017	74,733		13.09	5/1/2027
	5/1/2018	135,658		14.81	5/1/2028
	5/1/2019	132,525	44,176	13.77	5/1/2029	14,522	204,764
	5/1/2020		126,689	8.57	5/1/2030	49,290	694,983	177,442	2,501,939
	3/26/2021	31,565	94,697	16.08	3/26/2031	33,161	467,572	119,382	1,683,286
	3/1/2022					80,951	1,141,413	121,427	1,712,120
Scott D. Kleinman	5/1/2015	8,054		10.89	5/1/2025
	5/1/2016	13,133		10.06	5/1/2026
	5/1/2017	10,676		13.09	5/1/2027
	5/1/2018	21,802		14.81	5/1/2028
	5/1/2019	22,087	7,363	13.77	5/1/2029	3,388	47,770
	2/28/2020					5,783	81,540
	5/1/2020		101,351	8.57	5/1/2030	39,431	555,977	141,954	2,001,546
	2/26/2021					4,154	58,571
	3/26/2021	25,252	75,758	16.08	3/26/2031	26,529	374,055	95,505	1,346,624
	3/1/2022					62,962	887,768	94,443	1,331,651

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(1)

Awards of stock options become exercisable in four equal annual increments from the date of grant. date.

(2)

Represents the closing market price of our common stock on the date of the stock option award.

(3)

Awards of RSUs granted on May 1 each year through 2020, March 26, 2021, or March 1, 2022, vest over a period of four years, with 50% of the award vesting on the third anniversary of the grant date, and 50% on the fourth anniversary of the grant date. Awards of RSUs granted to Mr. Kleinman on February 28, 2020 and February 26, 2021, as part of the Capital Markets Incentive Plan, vest in three equal increments over a period of three years commencing on the first anniversary of the grant date. 70% of the award of 209,827 RSUs granted on April 11, 2022 to Mr. Standridge in connection with his joining Huntington vests on the second anniversary of the grant date, and the remaining 30% vests on the third anniversary of the grant date. 20% of the award of 121,613 RSUs granted on April 11, 2022 to Mr. Standridge in connection with his joining Huntington vests on the first anniversary of the grant date, 20% vests on the second anniversary of the grant date, 40% vests on the third anniversary of the grant date, and 20% vests on the fourth anniversary of the grant date. Awards reflect the impact of dividends accrued on the award shares, which are not paid unless and until the awards vest, as applicable.

(4)

The market value of the awards of RSUs that have not yet vested was determined by multiplying the closing price of a share of Huntington common stock on December 30, 2022 ($14.10) by the number of units.

(5)

The PSUs reported in these columns will vest subject to achievement of the applicable performance goals as of the end of a three-year performance period. Each PSU is equal to one share of common stock. The number of PSUs and the market value reported were determined on the basis of achieving 180% of target performance goals for the awards granted in 2020, 180% of target performance goals for the awards granted in 2021, and 150% of target performance goals for the awards granted in 2022. Performance for the PSUs granted on May 1, 2020 will be determined and certified by the HR and Compensation Committee in April 2023, and reflect the impact of dividend reinvestment.

(6)

The market value of the awards of PSUs that have not yet vested was determined by multiplying the closing price of a share of Huntington common stock on December 30, 2022 ($14.10) by the number of units.

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Option Exercises and Stock Vested 2022

The table below sets forth the number of shares that were acquired upon the exercise of options and the vesting of RSUs in 2022. Also included are shares acquired from the vesting of PSU awards for the cycle that ended December 31, 2021. These shares were released on May 1, 2022. Not reflected are shares to be received for the three-year PSU performance cycle that ended on December 31, 2022, performance for which will be certified by the HR and Compensation Committee in April 2023.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Stephen D. Steinour	19,122	55,130	400,287	5,287,555
Zachary J. Wasserman	79,180	442,748	51,338	789,573
Brant J. Standridge	—	—	—	—
Paul G. Heller	73,285	344,102	118,116	1,564,318
Scott D. Kleinman	50,676	348,144	33,015	478,334
(1)

The value realized upon exercise of options reflects the difference between the market value of the shares on the exercise date and the exercise price of the options. The value realized upon vesting of stock awards (RSUs and PSUs) was determined by multiplying the number of shares by the market value on the vesting date. Mr. Steinour deferred 280,671 shares acquired upon vesting pursuant to the terms of the EDCP described below.

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Nonqualified Deferred Compensation 2022

The NEOs were eligible to defer compensation during 2022 under the EDCP, a nonqualified plan. An additional plan providing for deferral of compensation on a non-qualified basis was frozen as of December 31, 2019: the Huntington Supplemental 401(k) Plan (formerly the Huntington Supplemental Stock Purchase and Tax Savings Plan and Trust) referred to as the Huntington Supplemental Plan. For each NEO, information about participation in the EDCP and the Huntington Supplemental Plan is contained in the table below.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
Stephen D. Steinour
EDCP	3,690,825	—	(1,297,672)	—	39,428,866
Huntington Supplemental Plan	—	—	(60,942)	—	1,242,226
Zachary J. Wasserman
EDCP	33,594	—	(23,410)	—	88,066
Huntington Supplemental Plan	—	—	—	—	—
Brant J. Standridge
EDCP	—	—	—	—	—
Huntington Supplemental Plan	—	—	—	—	—
Paul G. Heller
EDCP	750,000	—	(313,326)	—	1,643,516
Huntington Supplemental Plan	—	—	(10,156)	—	128,282
Scott D. Kleinman
EDCP	—	—	—	—	—
Huntington Supplemental Plan	—	—	—	—	—
(1)

The amounts shown in this column are included in the “Salary” column in the Summary Compensation Table for Messrs. Steinour, Wasserman, and Heller.

(2)

The year-end balances in this column reflect the impact of employer matching contributions made under the Huntington Supplemental Plan and reported as compensation for the named executive officers for 2019 in the Summary Compensation Table under “All Other Compensation” as follows: $32,800 for Mr. Steinour and $13,800 for Mr. Heller.

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The Executive Deferred Compensation Plan

The EDCP provides senior officers designated by the HR and Compensation Committee the opportunity to defer up to 90% of base salary, annual incentive compensation, and certain equity awards. An election to defer can only be made on an annual basis and is generally irrevocable. Contributions to this plan generally consist of compensation deferred by the participants. Cash amounts deferred will accrue interest, earnings, and losses based on the performance of the investment option selected by the participant and tracked by a bookkeeping account. Equity awards will accrue earnings and losses based on the performance of Huntington stock unless diversified, which may be done after vesting. Investment options in the EDCP are similar to those available under the 401(k) Plan.

At the time of each deferral election, a participant elects the method and timing of account distribution to be effective upon a separation of service. In addition, a participant may elect an in-service distribution. Accounts distributed upon a separation of service may be distributed in a single lump sum payment or in installments. A participant may request a hardship withdrawal prior to a separation of service. At the time of distribution, amounts for which Huntington common stock is the investment selected will be distributed in-kind, while all other selected investments are distributed in cash.

The Huntington Supplemental Plan

The purpose of the Huntington Supplemental Plan, which was frozen as of December 31, 2019, was to provide a supplemental savings program for eligible colleagues (as determined by the HR and Compensation Committee) who may otherwise be limited by Internal Revenue Code limits to the 401(k) Plan, a tax qualified 401(k) plan. Eligible individuals could elect to participate in the Supplemental Plan and designate the percentage of base pay to be contributed to the Huntington Supplemental Plan prior to the beginning of each Plan year. All contributions to the Huntington Supplemental Plan were made on a pre-tax basis. We then matched contributions up to 100% on the first 4% of base compensation over the 401(k) Plan eligible compensation. Under the Huntington Supplemental Plan, employee contributions could be invested in any of the available investment alternatives similar to the 401(k) Plan. Our matching contributions were invested in Huntington common stock but could be diversified at any time. A participant cannot receive a distribution of any part of their Huntington Supplemental Plan account until their employment terminates. Once employment terminates, shares of common stock in a participant’s account are to be distributed to the participant in-kind. Distributions from the Huntington Supplemental Plan are subject to federal and state income tax withholding.

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Pension Benefits 2022

The Retirement Plan and the SRIP were frozen as of December 31, 2013. Only colleagues hired before January 1, 2010, are eligible to participate in these plans. Messrs. Steinour and Kleinman are the only NEOs participating in these plans. The table below presents information for Messrs. Steinour and Kleinman under the Retirement Plan and the SRIP.

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Stephen D. Steinour	Retirement Plan	5	166,784	—
	SRIP	5	1,002,774	—
Scott D. Kleinman	Retirement Plan	22.5	546,756	—
(1)

Years of credited service reported in the table are the final years of credited service, frozen as of December 31, 2013.

(2)

This column reflects the actuarial present value of the NEO’s accumulated benefit under the Retirement Plan and the SRIP as of December 31, 2022. The valuation method used to determine the benefit figures shown, and all material assumptions applied, are discussed in Note 17 “Benefit Plans” of the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2022.

Messrs. Wasserman, Standridge, and Heller were hired after January 1, 2010 and are not eligible to participate in the Retirement Plan or the SRIP. Eligibility for participation in the SRIP is limited to colleagues eligible to participate in the Retirement Plan who (a) have been nominated by the HR and Compensation Committee; and (b) earn compensation in excess of the limitation imposed by Internal Revenue Code Section 401(a)(17) or whose benefit exceeds the limitation of Code Section 415(b).

Benefits under both the Retirement Plan and the SRIP are based on levels of compensation and years of credited service. Benefits under the SRIP, however, are not limited by Code Sections 401(a)(17) and 415(b). Code Section 401(a)(17) limits the annual amount of compensation that may be taken into account when calculating benefits under the Retirement Plan. For 2022, this limit was $305,000. Code Section 415(b) limits the annual benefit amount that a participant may receive under the Retirement Plan. For 2022, this amount was $245,000.

The benefit formula under the Retirement Plan was previously revised for benefits earned beginning on January 1, 2010. While the change did not affect the benefit earned under the Retirement Plan through December 31, 2009, there was a reduction in future benefits. The benefit earned in the Retirement Plan prior to January 1, 2010 is based on compensation earned in the five consecutive highest years of service. For service on and after January 1, 2010 and through December 31, 2013, the benefit earned in the Retirement Plan is based on compensation earned each year. For executives who are eligible for retirement or early retirement, the benefit earned in the SRIP is based on compensation earned in the five consecutive highest years of service and the Retirement Plan formula in effect on December 31, 2009. For executives who are not eligible for retirement or early retirement, the accrued benefit under the SRIP is based on the Retirement Plan formula in effect on and after January 1, 2010. Compensation consists of base salary and 50% of overtime, bonuses, incentives, and commissions paid pursuant to plans with a measurement period of one year or less. Bonuses are taken into account in the year paid rather than earned. A participant who is at least 55 years of age with at least 10 years of service may retire and receive an early retirement benefit, reduced to reflect the fact that they will be receiving payments over a longer period of time. Mr. Steinour is eligible for early retirement under the Retirement Plan and the SRIP.

The years of credited service have been capped for participants to the actual years of service with us through December 31, 2013, the date the plans were frozen. The maximum years of credited service recognized by the Retirement Plan and the SRIP is 40.

Benefit figures shown are computed on the assumption that participants retire at age 65, the normal retirement age specified in the plans. The normal form of benefit under the Retirement Plan is a life annuity. The Retirement Plan offers additional forms of distribution that are actuarially equivalent to the life annuity. Benefits with a present value greater than the applicable dollar limit under Code Section 402(g) ($20,500 for 2022) are paid from the SRIP in the form of a life annuity. The SRIP also offers additional forms of distribution that are actuarially equivalent to the life annuity. Benefits with a present value equal to or less than the applicable dollar limit under Code Section 402(g) are paid in the form of a lump sum distribution.

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Payments upon Termination of Employment or Change in Control

Each of the NEOs has a change-in-control agreement with us referred to as an Executive Agreement. The purposes of these agreements are to encourage retention of our key executives and to provide protection from termination related to a change in control of our Company. These agreements do not include a “golden parachute” excise tax gross-up provision or a right to terminate employment as a result of a change-in-control. In addition, these agreements contain restrictions relating to the disclosure of confidential information and competing with Huntington (three-year non-competition for the CEO, and one-year non-competition for the other NEOs, post termination).

Huntington has an employment agreement with Mr. Steinour pursuant to which Mr. Steinour will continue to serve as Huntington’s President and CEO through December 31, 2025. The agreement was entered into as of December 1, 2012, for an initial term that ended on December 31, 2016, subject to three-year renewal periods upon expiration of the initial term and each renewal term, unless either party gives timely notice of nonrenewal. Mr. Steinour’s employment agreement provides for certain payments to him upon termination in certain situations other than a change in control.

In addition, each of the NEOs has outstanding RSU awards, and Messrs. Steinour, Wasserman, Heller, and Kleinman have outstanding PSU awards that may be subject to accelerated vesting upon involuntary termination (not for cause), death, or disability.

Executive Agreements

Under the Executive Agreements, change in control generally includes:

the acquisition by any person of beneficial ownership of 25% or more of our outstanding voting securities;

a change in the composition of the Board if a majority of the new Directors were not appointed or nominated by the Directors currently sitting on the Board or their subsequent nominees;

a merger involving our Company where our shareholders immediately prior to the merger own less than 51% of the combined voting power of the surviving entity immediately after the merger;

the dissolution of our Company; and

a disposition of assets, reorganization, or other corporate event involving our Company that would have the same effect as any of the above-described events.

Under each Executive Agreement, we, or our successor, will provide severance benefits to the executive officer if their employment is terminated (other than on account of the officer’s death or disability or for cause):

by us, at any time within 24 months after a change in control;

by us, at any time prior to a change in control but after commencement of any discussions with a third party relating to a possible change in control involving such third party if the executive officer’s termination is in contemplation of such possible change in control and such change in control is actually consummated within 12 months after the date of such executive officer’s termination;

by the executive officer voluntarily with good reason at any time within 24 months after a change in control of our company; and

by the executive officer voluntarily with good reason at any time after commencement of change in control discussions if such change in control is actually consummated within 12 months after the date of such officer’s termination.

Good reason generally means the assignment to the executive officer of duties which are materially different from such duties prior to the change in control, a reduction in such officer’s salary or benefits, or a demand to relocate to an unacceptable location, made by us or our successor either after a change in control or after the commencement of change in control discussions if such change or reduction is made in contemplation of a change in control and such change in control is actually consummated within 12 months after such change or reduction. An executive officer’s determination of good reason will be conclusive and binding upon the parties if made in good faith.

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In addition to any accrued salary and annual cash incentive payable as of termination, severance payments and benefits under the Executive Agreements consist of:

a lump-sum cash payment equal to three times annual base salary for the CEO and two and one-half times annual base salary for each of the other NEOs;

a lump-sum cash payment equal to three times for the CEO, and two and one-half times for the other NEOs, of the greater of the executive’s target annual incentive award for the calendar year during which the change in control occurs or the immediately preceding calendar year, provided the executive was a participant in the MIP during the calendar year, or the immediately preceding calendar year;

a pro rata annual incentive award paid upon a change in control under the MIP based on either the actual level of year-to-date performance, or the target award as a percent of base salary for the plan year preceding the change in control, whichever is greater, in accordance with the terms of the MIP;

36 months of continued insurance benefits for the CEO, and 30 months for the other NEOs;

fees for outplacement services for the executive up to a maximum amount equal to 15% of the executive’s annual base salary plus reimbursement for job search travel expenses up to $5,000;

stock options, restricted stock, RSU, and PSU awards under our stock and incentive plans become vested according to the terms of the plans; and

other benefits to which the executive was otherwise entitled including perquisites, benefits, and service credit for benefits.

The Executive Agreements also provide for 36 months of additional service credited for purposes of retirement benefits for the CEO and 30 months for the other NEOs. Because the Retirement Plan and the SRIP were frozen as of December 31, 2013, this provision will not operate to increase accrued benefits under these plans. Additional service and compensation earned after the freeze date are not included in the calculation of benefits under the Executive Agreements. The additional service period will count for purposes of determining vesting or entitlement to early retirement benefits under these plans. The CEO and Mr. Kleinman are participants in the Retirement Plan; the CEO is the only NEO participating in the SRIP.

The Executive Agreements have a best-net-benefit clause which replaced the excise tax gross-ups. If an executive triggers the excise tax, the individual will either be “cut-back” to an amount that is $1 less than such amount that would cause the excise tax, or the executive will have the opportunity to pay the excise tax themselves, depending on the result that provides the better after-tax result.

For a period of five years after any termination of the executive officer’s employment, we will provide the executive officer with coverage under a standard directors’ and officers’ liability insurance policy at our expense, and will indemnify, hold harmless, and defend the officer to the fullest extent permitted under Maryland law against all expenses and liabilities reasonably incurred by the officer in connection with or arising out of any action, suit, or proceeding in which the officer may be involved by reason of having been a Director or officer of our Company or any subsidiary.

In the event an executive officer is required to enforce any of the rights granted under his Executive Agreement, we, or our successor, will pay the cost of counsel (legal and accounting). In addition, the executive officer is entitled to prejudgment interest on any amounts found to be due in connection with any action taken to enforce such officer’s rights under the Executive Agreement.

As a condition to receiving the payments and benefits under the Executive Agreements, the executive officer will be required to execute a release. Severance benefits payable in a lump sum will be paid not later than 45 business days following the date the executive’s employment terminates, subject to applicable laws and regulations.

The Executive Agreements are extended annually and are subject to an extension for 24 months upon a change in control. An Executive Agreement will terminate if the executive officer’s employment terminates under circumstances that do not trigger benefits under the agreement. We may elect not to renew an agreement upon 30 days prior written notice.

The estimated payments and benefits that would be paid in the event each NEO terminated employment on December 31, 2022 and became entitled to benefits under their Executive Agreement are set forth below. For purposes of quantifying these benefits, we assumed that a change in control occurred on December 31, 2022, and that the executive officer’s employment was terminated on that date without cause. The closing price of a share of our common stock on December 30, 2022, the last business day of the year, was $14.10.

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Name	Cash Severance $(1)	Pro Rata Bonus Value $(2)	Total Out- placement Value $(3)	Total Welfare Value $(4)	Additional Retirement Value $(5)	Performance Contingent Equity Value $(6)	Time-Based Equity Accel. Value $(7)	Scale Back Amount, if Applicable $(8)	Final Benefit $(9)
Steinour	9,900,000	3,410,000	170,000	59,423	—	17,720,629	7,857,392	—	39,117,444
Wasserman	3,762,500	1,400,000	110,000	67,758	—	4,953,438	2,551,612	—	12,845,308
Standridge	4,531,250	1,750,000	113,750	68,066	—	—	4,787,633	—	11,250,699
Heller	3,896,875	1,400,000	113,750	56,350	—	5,897,346	3,223,901	(89,231)	14,498,991
Kleinman	3,493,750	1,250,000	102,500	76,886	205,921	4,679,821	2,568,582	—	12,377,460
(1)

Multiple of base salary and target annual incentive, payable in a lump sum.

(2)

Reflects bonuses as payable under the terms of the MIP for a change in control.

(3)

Reflects 15% of base salary plus $5,000 for job search travel.

(4)

Reflects 36 and 30-months of benefits for the CEO and other NEOs, respectively.

(5)

Present value of accelerated vesting of retirement benefits and additional 36 and 30 months of credited service under the Retirement Plan and SRIP for the CEO and other NEOs, respectively. Mr. Steinour is the only NEO participating in the SRIP. He has ten years of vesting / eligibility service and has attained early retirement eligibility as of December 31, 2022. As a result, there is no additional benefit to him as a result of a change in control. Mr. Kleinman is currently vested in his Retirement Plan benefits but has not reached early retirement eligibility. The amount reflects the additional value that would result from attaining early retirement eligibility once the additional months are added to his age.

(6)

For PSUs, full values of the 2020, 2021, and 2022 awards based on the estimated performance as of December 31, 2022; includes dividend equivalents.

(7)

In-the-money value of time-based unvested stock options and RSUs; includes dividend equivalents.

(8)

Mr. Steinour would not be subject to excise taxes if terminated following a change in control of Huntington on December 31, 2022; Mr. Heller would be in a better after-tax position by scaling his payments back to the Safe Harbor; and Messrs. Wasserman, Standridge, and Kleinman would be in a better after-tax position when paying the excise tax liability themselves.

(9)

The total benefit to the executive under a change in control of the Company and termination of employment.

Mr. Steinour’s Employment Agreement

Mr. Steinour’s employment agreement provides for certain payments upon a termination of his employment without “cause” or for “good reason” (each as defined in the agreement). The potential payments under these agreements are described and quantified below.

Upon termination without “cause” or for “good reason,” Mr. Steinour is entitled to payment of the following amounts:

accrued amounts consisting of unpaid base salary through termination, earned but unpaid annual incentive payments for the prior period, accrued and unused paid time off, and incurred but unreimbursed business expenses;

a pro rata incentive payment in respect of the fiscal year of the Company in which the date of termination occurs, with such amount to equal the amount determined by the HR and Compensation Committee based on the Company’s actual performance for the fiscal year in which the date of termination occurs and otherwise on a basis no less favorable than annual incentive award determinations are made by the HR and Compensation Committee for the Company’s executive officers; and

a severance payment equal to two times the sum of (x) his annual base salary and (y) the higher of the target incentive payment for the year of termination or the incentive payment paid or payable with respect to the prior fiscal year.

Mr. Steinour would also be entitled to payment and provision of any other amounts or benefits to which he was otherwise entitled.

If Mr. Steinour had his employment terminated by us without “cause” or if he terminated employment with us for “good reason” as of December 31, 2022, he would have been entitled to, in addition to accrued amounts and benefits, a pro rata annual incentive payment equal to $3,410,000 and a severance payment equal to $9,020,000.

If Mr. Steinour had terminated employment as of December 31, 2022, due to death or disability, he or his estate would have been entitled to a pro-rated annual incentive payment for the year of termination as described above equal to $3,410,000 and accrued obligations and benefits.

If Mr. Steinour had terminated employment as of December 31, 2022 without “good reason” and due to his retirement, he would have been entitled to a pro-rated annual incentive payment for the year of termination equal to $3,410,000.

Severance benefits and payments are subject to execution and non-revocation of a release of claims.

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RSUs and PSUs — Potential Accelerated Vesting

Each of the NEOs has outstanding RSU awards, and Messrs. Steinour, Wasserman, Heller, and Kleinman have outstanding PSU awards, which are subject to full or partial accelerated vesting upon specified circumstances. The table below sets forth the value of the shares and accumulated dividends that would have been payable under outstanding grants of RSUs and PSUs to the respective NEOs upon involuntary termination (not for cause), death, disability, or retirement as of December 31, 2022.

Name	Award Type(1)	For Cause(2)	Involuntary Termination (Not for Cause) ($)(3)	Death ($)(4)	Disability ($)(5)	Retirement ($)(6)
Stephen D. Steinour	RSU	—	5,707,023	5,707,023	5,707,023	5,707,023
	PSU	—	10,356,317	10,356,317	10,356,317	10,356,317
Zachary J. Wasserman	RSU	—	583,077	1,967,788	1,386,287	—
	PSU	—	1,995,263	2,921,007	2,671,642	—
Brant J. Standridge	RSU	—	1,087,138	4,787,633	4,787,633	—
Paul G. Heller	RSU	—	824,441	2,508,733	1,728,058	824,441
	PSU	—	2,393,898	3,466,539	3,154,825	2,393,898
Scott D. Kleinman(7)	RSU	—	693,553	2,019,783	1,434,850	—
	PSU	—	1,906,673	2,747,862	2,498,497	—
(1)

In the event accelerated vesting applies to a prorated award rather than the full award, the proration is based on the number of months from the grant date to the month of termination. The PSUs are prorated at target and adjusted to reflect the lesser of target or the most recent performance result reported to the HR and Compensation Committee. Dividends are reinvested and accumulated as additional award shares.

(2)

There is full forfeiture of any unvested awards in the event of termination for cause.

(3)

Involuntary termination (not for cause) results in accelerated vesting of a prorated number of shares, unless the executive meets the “normal retirement” provision, the award was made as an incentive to join the Company upon hiring, or the award is an incentive-based RSU, which results in continued vesting following termination.

(4)

Termination in the event of death results in acceleration in full for all awards.

(5)

Termination due to disability results in accelerated vesting of a prorated number of shares for awards granted prior to 3/1/2022 and accelerated vesting of awards granted starting on 3/1/2022, unless the executive meets the “normal retirement” provision which result in continued vesting post-termination.

(6)

Awards for Mr. Steinour provide for continued vesting based on the original vesting schedule following his retirement or voluntary termination because he meets the criteria for “normal retirement”. Mr. Heller’s awards provide for prorated vesting following his retirement or voluntary termination because he meets the criteria for “early retirement”. Messrs. Wasserman, Standridge, and Kleinman do not meet any retirement provisions and therefore any unvested equity awards would be forfeited upon voluntary termination or retirement.

(7)

Amounts for Mr. Kleinman’s RSU awards include $14,102 in cash dividends.

Each of our NEOs other than Mr. Steinour also participates in our Transition Pay Plan available generally to all salaried colleagues that provides for certain cash severance payments in the event of a termination of employment in specified circumstances.

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Pay Versus Performance Disclosure

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “Compensation Actually Paid” (“CAP”) and certain performance measures for the fiscal years listed below. The CD&A describes the compensation setting process for our executive officers, which is done independently of the disclosure requirements.

Pay Versus Performance Table

The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2022, December 31, 2021, and December 31, 2020 along with the required financial information required for each fiscal year:

					Year-end value of $100 invested on 12/31/2019 in(6):
Year	Summary Compensation Table Total for Stephen D. Steinour ($)	Compensation Actually Paid to Stephen D. Steinour(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(5) ($)	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)(3)(4)(5) ($)	HBAN ($)	KBW Bank Index ($)	GAAP Net Income (in millions) ($)	Adjusted ROTCE(7) (%)
2022	10,484,973	9,975,350	4,790,298	4,903,828	108.06	89.69	2,238	21.50
2021	9,619,178	21,291,057	4,985,771	7,843,730	113.00	124.06	1,295	19.10
2020	8,007,682	5,386,257	3,181,470	3,289,294	88.94	97.52	817	8.90
(1) Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate CAP include:
	2022		2021		2020
	Stephen D. Steinour ($)	Average of Non-CEO NEOs ($)	Stephen D. Steinour ($)	Average of Non-CEO NEOs ($)	Stephen D. Steinour ($)	Average of Non-CEO NEOs ($)
Total Compensation from Summary Compensation Table	10,484,973	4,790,298	9,619,178	4,985,771	8,007,682	3,181,470
Adjustments for Pension
Adjustment Summary Compensation Table Pension	—	—	—	—	(203,536)	—
Amount added for current year service cost	—	—	—	—	—	—
Amount added for prior service cost impacting current year	—	—	—	—	—	—
Total Adjustments for Pension	—	—	—	—	(203,536)	—
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	(5,499,987)	(2,643,460)	(5,249,976)	(899,994)	(4,499,995)	(1,374,990)
Year-end fair value of unvested awards granted in the current year	7,062,267	3,086,231	7,400,201	2,169,533	7,797,601	2,355,939
Year-over-year difference of year-end fair values for unvested awards granted in prior years	(1,056,021)	(232,212)	7,137,162	1,121,351	(1,714,840)	(361,670)
Fair values at vest date for awards granted and vested in current year	—	—	—	—	—	—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	(1,015,882)	(98,874)	2,384,491	443,854	(4,000,655)	(511,456)

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	2022		2021		2020
	Stephen D. Steinour ($)	Average of Non-CEO NEOs ($)	Stephen D. Steinour ($)	Average of Non-CEO NEOs ($)	Stephen D. Steinour ($)	Average of Non-CEO NEOs ($)
Forfeitures during current year equal to prior year-end fair value	—	—	—	—	—	—
Dividends or dividend equivalents not otherwise included in total compensation	—	1,845	—	23,216	—	—
Total Adjustments for Pension	(509,623)	113,530	11,671,879	2,857,959	(2,417,889)	107,824
Compensation Actually Paid (as calculated)	9,975,350	4,903,828	21,291,057	7,843,730	5,386,257	3,289,294
(2)

The following summarizes the valuation assumptions used for stock option awards included as part of CAP:

- Expected life of each stock option is based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest/Full Year End (“FYE”) date.

- Strike price is based on each grant date closing price and asset price is based on each vest/FYE closing price.

- Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/FYE date.

- Historical volatility is based on daily price history for each expected life (years) prior to each vest/FYE date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.

- Represents annual dividend yield on each vest/FYE date.

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(3)

The following tables illustrates the valuation assumptions as of the vesting date for awards that vested in each of 2020, 2021, and 2022:
	For Stock Options Vesting in				Weighted Average Fair Value of Full Value Awards Vesting in
	2022	2021	2020		2022	2021	2020
Expected volatility	39% - 46%	38% - 44%	33% - 35%
Expected dividend yield	4.0% - 4.7%	3.9% - 4.1%	7.0%	For Restricted Share and Restricted Stock Units	$14.08	$14.80	$9.58
Expected term, in years	3.0 - 4.5	3.0 - 4.5	3.0 - 4.5	For Performance Share Awards	$13.15	$15.32	$8.57
Risk-free interest rate	2.6% - 2.9%	.2% - .9%	.3% - .4%
(4)

For FY21, Thomas Shafer and Michael Jones joined the Company through a mid-year acquisition and their values are calculated in line with the other NEOs with the initial value of their equity awards for FY21 effective 12/31/20 based on Huntington’s stock price.
(5)

Non-CEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:

2022: Zachary Wasserman, Paul Heller, Brant Standridge, Scott Kleinman.

2021: Zachary Wasserman, Paul Heller, Thomas Shafer, Michael Jones.

2020: Zachary Wasserman, Paul Heller, Andrew Harmening, Jana Litsey.
(6)

Reflects return on $100 investment over 12/31/19-12/31/22, 12/31/19-12/31/21, and 12/31/19-12/31/20 for 2022, 2021, and 2020, respectively.
(7)

Non-GAAP, see Appendix A to this proxy statement for more information.

Tabular List of Financial Performance Measures

As described in greater detail in the CD&A, we have a significant focus on pay-for-performance. The most important financial performance measures used to link CAP (as calculated in accordance with the SEC rules), to our NEOs in 2022 to our performance were:

Adjusted EPS;

Operating Leverage;

PTPP Growth;

Adjusted ROTCE; and

New Revenue.

Narrative Disclosure: Pay Versus Performance Table

The graphs below provide a description of CAP (as calculated in accordance with the SEC rules) and the following measures:

Huntington’s cumulative TSR and S&P 500 Banks cumulative TSR;

Huntington’s Net Income; and

the Company Selected Measure, which for Huntington is Adjusted ROTCE.

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*   Non- GAAP, see Appendix A to this proxy statement for more information

Pay Ratio Disclosure

We are providing this disclosure pursuant to a rule adopted by the SEC implementing a mandate of the Dodd-Frank Act. The rule requires disclosure of the median annual total compensation of all colleagues, excluding the CEO, the annual total compensation of the CEO, and the ratio of these amounts. For purposes of this disclosure, annual total compensation for both the median employee and the CEO is determined in accordance with the definition of annual total compensation as disclosed in the Summary Compensation Table.

In accordance with the rule, we determined a new median employee for 2022 following the departure of last year's median employee who was selected in 2020. The median employee for 2022 was determined from among the Company’s colleagues (excluding the CEO) using a consistently applied compensation measure. The consistently applied compensation measure was 2022 W-2 Box 1 data as reflected in the Company’s payroll records for each colleague (full-time, part-time, seasonal, or temporary, and on long-term leave, but excluding the CEO) employed as of December 31, 2022. The median employee served in a business banking position responsible for reviewing, structuring, and closing certain business loans.

The median employee’s annual total compensation for 2022 was determined for purposes of this disclosure. This ratio is a reasonable estimate calculated in a manner consistent with SEC Regulation S-K Item 402(u).

Median Employee Annual Total Compensation	$67,563
CEO Annual Total Compensation	$10,484,975
Ratio	155:1

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Frequency of Future Advisory Votes on Executive Compensation

Proposal 3

Advisory resolution to approve, on a non-binding basis, the frequency of future advisory votes on executive compensation

At this annual meeting, shareholders will have the opportunity to consider the frequency of future shareholder advisory votes on executive compensation (“say-on-pay votes”), as disclosed pursuant to Item 402 of Regulation S-K. Shareholders may vote on a non-binding, advisory basis to recommend that say-on-pay votes occur every one, two, or three years, or shareholders may abstain from voting on this proposal. The proposal regarding the frequency of say-on-pay votes is advisory and will not bind the Board. This advisory vote is required pursuant to Section 14A of the Exchange Act.

Shareholders last considered the frequency of say-on-pay votes in 2017. Following that vote, the Board determined that it would include a say-on-pay vote in its proxy materials pursuant to Section 14A of the Exchange Act on an annual basis until the next vote on the frequency of such say-on-pay votes.

Upon the recommendation of the Board, we ask shareholders to consider the following resolution and vote for Option 1:

“RESOLVED, that the shareholders determine, on an advisory basis, that the preferred frequency with which the shareholders shall have an advisory vote on the executive compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement, is every:

Option 1 — 1 Year;

Option 2 — 2 Years;

Option 3 — 3 Years; or

Option 4 — Abstain from voting.”

The HR and Compensation Committee and the Board recognize the importance of receiving regular input from shareholders on important issues such as executive compensation. Accordingly, the Board recommends that say-on-pay votes continue to occur every year.

Pursuant to SEC regulations, shareholders are provided with an opportunity to vote on the frequency of say-on-pay votes every six years. Accordingly, the next advisory vote regarding the frequency of say-on-pay votes is expected to occur at the 2029 Annual Meeting of Shareholders.

The Board recommends that shareholders vote to recommend that the shareholder advisory vote on executive compensation occur every 1 YEAR.

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Audit Matters

Proposal 4

Ratification of the Appointment of Independent Registered Public Accounting Firm

Following assessment of the qualifications, performance, and independence of PwC, our current auditors, the Audit Committee has again selected PwC to serve as our independent registered public accounting firm for 2023. We are asking shareholders to ratify the appointment of PwC because we value our shareholders’ views on the Company’s independent registered public accounting firm selection and as a matter of good corporate governance.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm. The Audit Committee regularly evaluates the qualifications, performance, and independence of the independent registered public accounting firm, and whether the firm should be rotated.

PwC has served as our independent registered public accounting firm since 2015. The Audit Committee and the Board believe that the continued retention of PwC to serve as our independent registered public accounting firm is in the best interests of the Company and its shareholders. The Audit Committee will reconsider the appointment of PwC if its selection is not ratified by the shareholders. The Audit Committee may also reconsider the appointment of PwC at any time even if the selection is ratified by shareholders.

The Board recommends a vote FOR the ratification of the appointment of PwC.

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Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees

The table below reflects the aggregate fees and out-of-pocket expenses billed by PwC for services rendered for us for 2021 and 2022.

Fees Billed by PwC	Year ended
	December 31, 2022	December 31, 2021
Audit Fees(1)	$8,567,078	$9,614,388
Audit-Related Fees(2)	651,400	673,000
Tax Fees(3)	2,169,616	2,061,779
All Other Fees(4)	99,461	4,461
Total	$11,487,555	$12,353,628
(1)

Audit fees are fees for professional services rendered for the integrated audits of our annual consolidated financial statements, including the audit of the effectiveness of our internal control over financial reporting, quarterly reviews of the condensed consolidated financial statements included in Form 10-Q filings, and services that are normally provided by PwC in connection with statutory/subsidiary financial statement audits, attestation reports required by statute or regulation, and comfort letters and consents related to SEC filings.

(2)

Audit-related fees generally include fees for assurance and related services that are traditionally performed by the independent registered public accounting firm. These services include attestation and agreed-upon procedures that address accounting, reporting, and control matters that are not required by statute or regulation; pension plan audits; and service organization control examinations. These services are normally provided in connection with the recurring audit engagement.

(3)

The tax-related services were all in the nature of tax compliance, tax consulting, and tax planning. Of these amounts for 2022, $1,969,616 represents fees for tax compliance services and $200,000 represents tax consulting and tax planning services; and for 2021, $1,711,779 represents fees for tax compliance services and $350,000 represents tax consulting and tax planning services.

(4)

All other fees were generally for non-tax advisory and consulting services including those rendered in connection with compliance and governance assessments.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for the audit fee negotiations associated with the retention of the independent registered public accounting firm. The Audit Committee has a policy that it will pre-approve all audit and non-audit services provided by the independent registered public accounting firm and will not engage the independent registered public accounting firm to perform any specific non-audit services prohibited by law or regulation. The Audit Committee has given general pre-approval for specified audit, audit-related, and tax services. The term of any general pre-approval is 12 months from the date of pre-approval unless the Audit Committee specifically provides for a different term. The Audit Committee will annually review the services for which general pre-approval is given. The Audit Committee may revise the list of general pre-approved services from time to time, based upon subsequent determinations. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Pre-approval fee levels for all services to be provided by the independent registered public accounting firm are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

The Audit Committee may delegate pre-approval authority to a member of its Committee; the Audit Committee has delegated pre-approval authority to its Chair. The decisions of the Chair or other member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

All the services covered by the fees disclosed above were pre-approved by the Audit Committee or its Chair. Further, the Audit Committee has considered and determined that the services described above are compatible with maintaining the independent registered public accounting firm’s independence.

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Oversight of the Independent Auditor

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm. This also includes an evaluation of whether rotating independent registered public accounting firms is warranted. Additionally, the Audit Committee reviews the experience and qualifications of the lead audit partner and other senior members of the audit team. In its most recent review of PwC, the Audit Committee considered several factors, including:

The qualifications of the audit team and the quality of work provided by PwC;

PwC’s independence and objectivity, including a consideration of the non-audit fees and services;

Appropriateness of PwC’s audit and non-audit fees;

Assessment of performance of the lead audit partner and audit team;

Tenure of the auditor; and

The impact of changing auditors.

After considering the above factors, the Audit Committee has determined that retention of PwC at this time is in the best interests of the Company and its shareholders.

PwC Attendance at the Annual Meeting

Representatives of PwC regularly attend meetings of the Audit Committee and will be present at the 2023 Annual Meeting. These representatives will have an opportunity at the annual meeting to make a statement if they so desire and will also be available to respond to appropriate shareholder questions.

Report of the Audit Committee

The primary responsibility of the Audit Committee, which is comprised entirely of independent Directors, is to oversee the integrity of Huntington’s consolidated financial statements. In carrying out its duties, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2022, with Huntington management and with Huntington’s independent registered public accounting firm, PwC. This discussion included the selection, application, and disclosure of critical accounting policies, as well as the independent registered public accounting firm’s views on fraud risks and how it demonstrates its independence and skepticism. The Audit Committee has also reviewed and discussed with PwC its judgment as to the quality, not just the acceptability, of Huntington’s accounting principles and such other matters required to be discussed under auditing standards generally accepted in the United States, including the applicable requirements of the PCAOB and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from Huntington. Based on this review and discussion, and a review of the services provided by PwC during 2022, the Audit Committee believes that the services provided by PwC in 2022 are compatible with, and do not impair, PwC’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 17, 2023.

Submitted by the Audit Committee

Richard W. Neu, Chair	Ann B. (Tanny) Crane	Robert S. Cubbin	Gina D. France	Jeffrey L. Tate

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Ownership of Voting Stock

Ownership of Voting Stock

This section provides shareholders with an understanding of the ownership of our Directors, nominees for Director, executive officers, and largest shareholders. We believe that shareholders’ interests are better served when our Directors, nominees for Director, and executive officers hold a meaningful number of shares of the Company. Holding such shares more closely aligns the interests of these individuals with those of our shareholders.

Security Ownership of Directors and Executive Officers

The table below sets forth the beneficial ownership of Huntington common stock by each of our Directors, nominees for Director, executive officers named in the Summary Compensation Table, and the Directors and all executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. Generally, the rules attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities, including shares that could be acquired within 60 days. Ownership reported is as of January 31, 2023. The table also sets forth additional share interests not reportable as beneficially owned.

Name of Beneficial Owner	Beneficial Ownership		Additional Share Interests(5)(6)	Total Share Interests
	Shares of Common Stock Beneficially Owned(1)(2)(3)(4)	Percent of Class
Lizabeth Ardisana	31,802	*	67,077	98,879
Alanna Y. Cotton	8,335	*	41,257	49,592
Ann B. (Tanny) Crane	154,133	*	134,432	288,565
Robert S. Cubbin	64,797	*	78,094	142,891
Gina D. France	78,063	*	67,077	145,140
Paul G. Heller	683,676	*	—	683,676
J. Michael Hochschwender	139,816	*	67,077	206,893
Richard H. King	73,758	*	14,877	88,635
Scott D. Kleinman	206,662	*	—	206,662
Katherine M. A. (Allie) Kline	3,283	*	47,991	51,274
Richard W. Neu	305,025	*	159,869	464,894
Kenneth J. Phelan	39,431	*	48,610	88,041
David L. Porteous	655,014	*	151,063	806,077
Roger J. Sit	319,807	*	14,877	334,684
Brant J. Standridge	—	*	—	—
Stephen D. Steinour	6,360,629	*	2,811,051	9,171,680
Jeffrey L. Tate	65,952	*	14,877	80,829
Gary H. Torgow	987,114	*	—	987,114
Zachary J. Wasserman	51,006	*	—	51,006
Directors and All Executive Officers as a Group (27 in the group)	12,889,940	*	4,743,441	17,633,381
* Indicates less than 1% of outstanding shares.

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(1)

This column consists of shares for which the Directors and executives, directly or indirectly, have the power to vote or to dispose, or to direct the voting or disposition thereof, and also includes shares for which the person has the right to acquire beneficial ownership within 60 days from January 31, 2023. Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported. None of the shares reported are pledged as security.

(2)

Figures for the executive officers include the number of shares of common stock that could have been acquired within 60 days of January 31, 2023, by the exercise of stock options and the vesting of time-based RSUs awarded under our employee and director equity plans as set forth below.

	RSUs	Options
Stephen D. Steinour	—	2,332,308
Zachary J. Wasserman	—	50,505
Brant J. Standridge	—	—
Paul G. Heller	—	406,048
Scott D. Kleinman	7,860	126,258
Directors and Executive Officers as a Group (27 in the group)	21,293	4,680,809
(3)

Figures include 55,261 shares, 516 shares, 70,000 shares, 9,622 shares, 27,634 shares, 3,472,046 shares, and 1,114 shares, owned by the immediate family members or trusts of Mr. Cubbin, Mr. Hochschwender, Mr. Neu, Mr. Porteous, Mr. Sit, Mr. Steinour, and Mr. Torgow, respectively; 11,076 shares held jointly by Ms. Crane and her spouse; 397,443 shares owned jointly by Mr. Porteous and his spouse; and 152,572 shares held indirectly by Mr. Sit through Sit Investment Associates.

(4)

Figures include the following shares of common stock held as of January 31, 2023, in Huntington’s deferred compensation plans for Directors, including a legacy FirstMerit Corporation plan: 8,335 shares for Ms. Cotton, 56,676 shares for Ms. Crane, 9,536 shares for Mr. Cubbin, 33,321 shares for Ms. France, 70,774 shares for Mr. Hochschwender, 2,174 shares for Mr. King, 3,283 shares for Ms. Kline, 190,025 shares for Mr. Neu, 19,431 shares for Mr. Phelan, 125,591 shares for Mr. Porteous, 12,808 shares for Mr. Sit, and 4,463 shares for Mr. Tate. Figures also include the following shares of common stock held as of January 31, 2023, in certain of Huntington’s deferred compensation plans for colleagues, which include the 401(k) Plan, the Huntington Supplemental Plan, and the TCF Supplemental Plan: 7,128 shares for Mr. Heller, 314 shares for Mr. Kleinman, 131,654 shares for Mr. Steinour, and 259,881 shares for all executive officers as a group.

(5)

Figures in this column for Mr. Steinour and all executive officers as a group are shares held in the Executive Deferred Compensation Plan, for which the executive officers have vested ownership interests but do not have the power to vote or dispose of the shares, or the right to acquire such shares within 60 days. Prior to the distribution of shares from this plan to the participants, voting for the shares allocated to the accounts of participants is directed by the Company.

(6)

Figures in this column for the Directors consist of the vested deferred stock units granted to the Directors. These deferred stock units will be settled in shares of common stock six months following separation from service or one year from the date of grant, whichever is later.

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Security Ownership of Certain Beneficial Owners

As of December 31, 2022, we knew of no person who was the beneficial owner of more than 5% of our outstanding shares of common stock, except as follows:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class
The Vanguard Group, Inc.(1) 100 Vanguard Boulevard Malvern, PA 19355	169,503,604	11.75%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	136,929,645	9.5%
T. Rowe Price Associates, Inc.(3) 100 E. Pratt Street Baltimore, MD 21202	75,907,624	5.3%
State Street Corporation(4) State Street Financial Center One Lincoln Street Boston, MA 02111	74,198,903	5.14%
(1)

This information is based on a Schedule 13-G/A filed by The Vanguard Group, Inc. on February 9, 2023. The Vanguard Group, Inc. has shared voting power for 2,018,191 of the shares, sole dispositive power for 163,344,157 of the shares, and shared dispositive power for 6,159,447 of the shares. These shares were acquired and are held by The Vanguard Group, Inc. in the ordinary course of business.

(2)

This information is based on an amendment to Schedule 13-G filed by BlackRock, Inc. on January 27, 2023. BlackRock, Inc. has sole voting power for 125,375,557 of the shares and sole dispositive power for all the shares. These shares were acquired and are held by BlackRock, Inc. in the ordinary course of business.

(3)

This information is based on an amendment to Schedule 13-G filed by T. Rowe Price Associates, Inc. on February 14, 2023. T. Rowe Price Associates, Inc. has sole voting power for 42,861,448 of the shares and sole dispositive power for 75,907,624 the shares. These shares were acquired and are held by T. Rowe Price Associates, Inc. in the ordinary course of business.

(4)

This information is based on a Schedule 13-G/A filed by State Street Corporation on January 31, 2023. State Street Corporation has shared voting power for 66,905,587 of the shares and shared dispositive power for 74,060,013 of the shares. These shares were acquired and are held by State Street Corporation in the ordinary course of business.

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General Information on Voting and
the Annual Meeting

General Information on Voting and the Annual Meeting

This section provides shareholders with information on how to participate in and vote at the 2023
Annual Meeting, as well as on other topics.

We are providing this Proxy Statement in connection with the solicitation by the Board of Huntington Bancshares Incorporated, a Maryland corporation, of proxies to be voted at our 2023 Annual Meeting of Shareholders to be held on April 19, 2023, and at any adjournment. We are sending or making this Proxy Statement available to our shareholders on or about March 9, 2023.

General Information About the Meeting

Voting Procedures

Holders of common stock at the close of business on the Record Date, are entitled to vote at the annual meeting. As of that date, there were 1,449,636,645 shares of common stock outstanding and entitled to vote. Holders of any series of our preferred stock are not entitled to vote.

Each holder of common stock is entitled to cast one vote (i) for each Director nominee and (ii) on each other matter submitted at the annual meeting, and any postponements or adjournments thereof, for each share of stock held of record at the close of business on the Record Date. The shares represented by a properly executed and submitted proxy will be voted as directed, provided we receive the proxy prior to or at the meeting. A properly executed proxy without specific voting instructions will be voted FOR each nominee listed under Proposal 1 — Election of Directors, FOR Proposal 2 — Advisory Approval of Executive Compensation, 1 YEAR for Proposal 3 — Advisory, Non-Binding Recommendation on the Frequency of Future Advisory Votes on Executive Compensation, and FOR Proposal 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm. A properly executed and submitted proxy will also confer discretionary authority to vote on any other matter that may properly come before the meeting or any postponements or adjournments of the meeting and to otherwise represent the shareholder at the annual meeting with all powers he, she, or it would possess if personally present at the meeting.

We are not currently aware of any matters that may properly be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the meeting, the proxies may vote in their discretion on such matters. If the meeting is adjourned, the proxies can vote your common stock at the adjournment as well, unless you have revoked your proxy instructions.

You may vote by executing and returning your proxy card in the envelope provided, or by voting electronically over the internet or by telephone. Please refer to the proxy card for information on voting electronically. If you plan to attend the virtual meeting, while we encourage you to vote in advance of the meeting, you may vote during the virtual meeting at meetnow.global/M2GTLL2.

Shareholders who hold their shares in street name should refer to the voting instructions provided by their Broker.

We encourage shareholders to vote their shares over the internet or by telephone. Shareholders should also consider enrolling in electronic delivery of proxy materials. In addition to reducing our expenses, these actions help us reduce our paper usage and emissions from transportation.

If you are a colleague of Huntington or its affiliated entities and are receiving this Proxy Statement as a result of your participation in the Huntington 401(k) Plan or the TCF 401(k) Plan, you must provide voting instructions to the respective plan trustee. A proxy and instruction card have been provided so that you may instruct the trustees how to vote your shares held under these plans.

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Revoking Your Proxy

If your common stock is held in street name, you must follow the instructions of your Broker to revoke your voting instructions. If you are a holder of record and wish to revoke your proxy instructions, you must advise our Secretary in writing before the proxies vote your common stock at the meeting; deliver later dated proxy instructions that are received prior to the meeting; or attend and vote your shares at the meeting.

Expenses of Solicitation

We will pay the expenses of this proxy solicitation, including the reasonable charges and expenses of Brokers for forwarding solicitation material to their customers who are beneficial owners. In addition to soliciting proxies by mail and via the internet, Huntington colleagues, without additional compensation, may also solicit proxies by telephone, email, facsimile, letter, or in person. We have retained Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to assist in the solicitation of proxies for a fee of $10,000 plus reimbursement of expenses.

Vote Required and Broker Voting

A quorum is required to conduct business at the annual meeting. Shareholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting, present in person or by proxy, will constitute a quorum. The following table provides the vote requirement for each of this year’s proposals:

Proposal	Voting Options	Effect of Abstentions and Broker Non-Votes	Vote Required for Approval
Proposal 1: Election of Directors	FOR, AGAINST, or ABSTAIN for each Director nominee	Abstentions and Broker non-votes have no effect	The number of votes cast “for” each nominee’s election exceeds the total number of votes cast “against” such nominee’s election.*
Proposal 2: Advisory Approval of Executive Compensation	FOR, AGAINST, or ABSTAIN	Abstentions and Broker non-votes have no effect	A majority of all votes cast must be “for” this proposal.
Proposal 3: Advisory Recommendation on the Frequency of Future Advisory Votes on Executive Compensation	1 YEAR, 2 YEARS, 3 YEARS, or ABSTAIN	Abstentions and Broker non-votes have no effect	The option that receives the highest number of votes cast by shareholders will be considered the preferred frequency.**
Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR, AGAINST, or ABSTAIN	Abstentions have no effect	A majority of all votes cast must be “for” this proposal.
*

The vote of a majority of the total of votes cast for and against a nominee at a meeting at which a quorum is present is necessary for the election of a Director. Provided, however, that if, on either the date of the Company’s proxy statement for the meeting or on the date of the meeting, the number of nominees exceeds the number of Directors to be elected, the Directors shall be elected by a plurality of all the votes cast at the meeting. In the event of plurality voting, shareholders would be given the option to vote “for” or affirmatively withhold votes from nominees. In such case, the Director nominees receiving the highest number of affirmative “for” votes will be elected Directors and “withhold” votes will have no effect.

**

The option of 1 Year, 2 Years, or 3 Years that receives a majority of all the votes cast at a meeting at which a quorum is present will be the frequency for the advisory vote on executive compensation that has been recommended by shareholders. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by shareholders. In either case, this vote is advisory and not binding on the Board or the Company in any way, and the Board may determine that it is in the best interests of the Company to hold an advisory vote on executive compensation more or less frequently than the option recommended by our shareholders.

Under the laws of Maryland, our state of incorporation, abstentions and Broker non-votes are counted for purposes of determining the presence or absence of a quorum but are not counted as votes cast at the meeting. Broker non-votes occur when Brokers, who hold their customers’ shares in street name, submit proxies for such shares on some matters, but not others. Generally, this would occur when Brokers have not received any instructions from their customers. In these cases, the Brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the ratification of the independent registered public accounting firm, but not on non-routine matters. Brokers are not permitted to vote on the election of Directors or matters related to executive compensation without instructions from their customers. Broker non-votes and abstentions will have no effect on the election of any Director, the advisory approval of executive compensation, or the advisory recommendation on the frequency of future advisory votes on executive compensation because they are not counted as votes cast at the meeting.

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Attending the Virtual Annual Meeting

You may access the annual meeting live via the internet at meetnow.global/M2GTLL2 at the meeting date and time, where Huntington shareholders as of the Record Date will be able to listen to the meeting, submit questions, and vote online.

You are entitled to attend the annual meeting via the meeting website if you were a shareholder of record at the close of business on the Record Date; you held your shares beneficially in the name of a Broker as of the Record Date; or you hold a valid proxy for the annual meeting. If you were a shareholder of record at the close of business on the Record Date, you will be able to attend the annual meeting online, submit a question, and vote by visiting the annual meeting website and following the instructions on your proxy card, along with the procedures set forth below.

We expect that the vast majority of beneficial holders will be able to fully participate at our annual meeting, including the ability to submit questions and/or vote at the meeting, using the control number received with their voting instruction form or proxy card. Please note, however, that there is no guarantee this option will be available for every type of beneficial holder voting control number, and we encourage you to follow the procedures described below to ensure access to the meeting. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the annual meeting.

Beneficial holders who wish to submit questions and/or vote at the annual meeting are encouraged to visit the meeting website as soon as possible to determine whether the control number on their voting instruction form or proxy card will permit access. If your control number does not permit access or you prefer to register in advance of the annual meeting, you must obtain a signed legal proxy from your Broker giving you the right to vote the shares and submit proof of such legal proxy along with your name and email address to legalproxy@computershare.com or Computershare, Huntington Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001, no later than April 14, 2023, at 5:00 p.m., Eastern Time. You will receive a confirmation of your registration by email with instructions for accessing the Huntington annual meeting website.

Guests will also be permitted to attend the virtual annual meeting but are not permitted to submit questions or vote. Technical assistance will be available for shareholders who experience an issue accessing the annual meeting. Contact information for technical support will appear on the annual meeting website prior to the start of the annual meeting.

Shareholders of Record

A holder of common stock may vote by proxy or at the annual meeting. If you hold your shares of common stock in your name as a holder of record, you may use one of the following methods to submit a proxy:

By telephone: by calling the toll-free number indicated on the accompanying proxy card and following the recorded instructions.
Through the internet: by visiting the website indicated on the accompanying proxy card and following the instructions.
By completing and returning the accompanying proxy card in the enclosed postage-paid envelope: the envelope requires no additional postage if mailed within the United States. If you intend to submit your proxy by mail, your completed proxy card must be received prior to the annual meeting.

We request that you vote as soon as possible so that we can be assured of a quorum.

Shares Held in Street Name

If your shares are held in street name through a Broker, you must instruct the Broker on how to vote your shares. Shareholders should refer to the voting instructions provided by their Broker to direct the voting of their shares in advance of the meeting. You may not vote your shares held in a brokerage or other account in street name by returning a proxy card directly to Huntington. Shareholders holding through a Broker who wish to vote at the annual meeting should also review the procedure previously set forth.

Submitting Questions for the Annual Meeting

Shareholders as of the Record Date may submit questions in advance of the meeting by visiting meetnow.global/M2GTLL2. Questions may also be submitted during the annual meeting via the annual meeting website. To ensure the annual meeting is conducted in a manner that is fair to all shareholders, we may exercise discretion in determining the number of questions each shareholder may submit, the order in which questions are answered, and the amount of time devoted to any one question.

We intend to answer questions pertinent to Company matters as time allows during the meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition. Shareholder questions related to personal or customer matters; that are not pertinent to annual meeting matters; or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the annual meeting will not be addressed during the meeting.

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Proposals by Shareholders for the 2024 Annual Meeting

Shareholders wishing to submit a proposal, including nominations for directorship or items of business as part of next year’s annual meeting, should review the following table, which summarizes the process. The following table is qualified in its entirety by reference to SEC Rules 14a-8 and 14a-19(b) and our Bylaws.

	Proposals Submitted for Inclusion in our 2024 Proxy Statement (i.e., SEC Rule 14a-8)	Nominees and Other Proposals Outside SEC Rule 14a-8 to be Presented at the 2024 Annual Meeting (i.e., advance notice)
Type of Proposal	SEC rules permit shareholders to submit proposals to us for inclusion in our proxy statement by satisfying the requirements set forth in SEC Rule 14a-8.

Pursuant to the Company’s Bylaws, shareholders may present nominees or proposals directly at the annual meeting (and not for inclusion in the Company’s proxy statement) by satisfying the requirements set forth in our Bylaws.

When We Must Receive the Proposal*

Under SEC Rule 14a-8, the proposal typically must be received not less than 120 calendar days before the first anniversary of the date of the proxy statement released to shareholders for the prior year’s annual meeting. This means, for the 2024 Annual Meeting, no later than the close of business on November 10, 2023.

Pursuant to the Company’s Bylaws, nominations and other proposals outside SEC Rule 14a-8 typically must be received no earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the prior year’s annual meeting. This means, for the 2024 Annual Meeting, such notice must be received between October 11, 2023, and November 10, 2023.

What to Include in the Proposal	The information necessary to be in compliance with SEC Rule 14a-8; however, submission of a proposal does not guarantee inclusion within our proxy statement.

The information set forth in the Company’s Bylaws. In addition to complying with the advance notice provisions of our Bylaws, shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also comply with the additional requirements of SEC Rule 14a-19(b). SEC Rule 14a-19 requires, among other things, that a shareholder provide notice that includes certain information, which notice must be received by the Company’s Secretary no later than February 19, 2024, which is 60 calendar days prior to the anniversary of this year’s meeting date. Among other things, Rule 14a- 19 requires the shareholder to provide a statement that he, she, or it intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of Directors in support of Director nominees other than the Company’s nominees.

Where to Send the Proposal	Huntington Bancshares Incorporated Huntington Center, 41 South High Street Columbus, Ohio 43287 Attention: Secretary
* Should the 2024 Annual Meeting be advanced or delayed more than 30 days from the first anniversary of the date of the 2023 Annual Meeting, then alternate deadlines apply.

Recommendations for Directorship

Shareholders and other parties may also recommend candidates for directorship to be considered by the NESG Committee at any time outside our Bylaws. To do so, a written notice should be sent to the Secretary at Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. The notice should indicate the name, age, and address of the person recommended; the person’s principal occupation or employment for the last five years; other public company boards on which the person serves; whether the person would qualify as independent as the term is defined under the Marketplace Rules of the Nasdaq Stock Market; and the class and number of shares of Huntington securities owned by the person. The NESG Committee may require additional information to determine the qualifications of the person recommended. The notice should also state the name and address of, and the class and number of shares of Huntington securities owned by, the person or persons making the recommendation. Any such shareholder recommendation would be considered no differently than recommendations from any other source. There have been no material changes to the shareholder recommendation process since we last disclosed this item.

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Other Matters

Inspector of Election

We have engaged Computershare to count the shares represented by proxies and cast at the meeting online ballot and to act as Inspector of Election. A representative from Computershare will be present at the meeting.

Other Business

As of the date of this Proxy Statement, we know of no other business that may properly be brought before the meeting, or any postponements or adjournments thereof, other than procedural matters relating to the proposals described in the Notice of Annual Meeting and this Proxy Statement. Should any other matter requiring a vote of the shareholders arise, a properly submitted proxy confers upon the person or persons designated to vote the shares discretionary authority to vote the same with respect to any such other matter in the discretion of such persons and otherwise to represent the shareholder at the meeting with all powers he, she, or it would possess if personally present at the meeting.

Other Documents Available

Huntington’s 2022 Annual Report was furnished to shareholders concurrently with this Proxy Statement. Huntington’s Form 10-K for 2022 will be furnished, without charge, to Huntington shareholders upon written request to Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. In addition, Huntington’s Form 10-K for 2022 and certain other reports filed with the SEC can be found on the Investor Relations pages of Huntington’s website at ir.huntington.com.

Householding

The SEC has adopted “householding” rules that permit companies and intermediaries, such as Brokers, to satisfy delivery requirements for proxy statements, notices of internet availability of proxy materials, and annual reports (collectively, “annual meeting materials”) with respect to two or more shareholders sharing the same address by delivering one copy of annual meeting materials to these shareholders. Unless we have received contrary instructions, we will deliver only one copy of the annual meeting materials to multiple security holders sharing an address.

If we sent only one set of these documents to your household and one or more of you would prefer to receive your own set, we will promptly deliver additional copies of the annual meeting materials upon request. You may contact our transfer agent, Computershare, to receive additional copies of the annual meeting materials. Also contact Computershare if you would like to request separate copies of future annual meeting materials or if you are receiving multiple copies of annual meeting materials and you would like to request delivery of just one copy.

You may contact Computershare by telephone at 1-800-725-0674 or by mail at Computershare, PO Box 43006, Providence, RI 02940-3006. If you hold your shares in street name, please contact your Broker to request information about householding.

Forward-Looking Information

This Proxy Statement contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Huntington Bancshares Incorporated 2023 Proxy Statement	122

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See also the other reports filed with the SEC, including discussions under the “Forward-Looking Statements” and “Risk Factors” sections of Huntington’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC and available on its website at www.sec.gov.

The ESG-based objectives, plans, targets, goals, and commitments contained within this Proxy Statement are aspirational and considered forward-looking statements; as such, we make no guarantees or promises that they will be achieved or successfully executed. Statistics and metrics included in these disclosures are estimates and may be based on assumptions.

Information Not Incorporated into This Proxy Statement

Information contained on or accessible through our website at www.huntington.com or ir.huntington.com, including but not limited to our various ESG reports, is not and shall not be deemed to be a part of this Proxy Statement by reference or otherwise incorporated into any other filings we make with the SEC, except to the extent we specifically incorporate such information by reference. Some of these statements and reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. The statements and reports may also change at any time, and we undertake no obligation to update them, except as required by law.

Service Mark, Trademark, and Copyright Information

© 2023 Huntington Bancshares Incorporated.

Huntington Bancshares Incorporated 2023 Proxy Statement	123

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Appendix A: Non-GAAP Reconciliation

Appendix A: Non-GAAP Reconciliation	This section includes reconciliation for the non-GAAP numbers provided within this Proxy Statement.

We believe certain non-GAAP financial measures, including adjusted return on average tangible shareholders’ equity and pre-provision net revenue, to be helpful in understanding our results of operations. In addition, certain adjustments are made to GAAP financial measures, including adjusted earnings per share, adjusted operating leverage, and adjusted pretax pre-provision earnings, which are utilized by the HR and Compensation Committee that reflect adjustments approved by the HR and Compensation Committee. The tables below provide a reconciliation to the closest GAAP financial measure.

Adjusted EPS

($ in millions except per share amounts)	Dollar Amount	Diluted EPS
Net income applicable to common shares	$2,125	$1.450
Adjustments:
Net MSR gains	(5)
Impact of discretionary bonus reduction	(41)
Tax impact of adjustments	10
Adjusted net income applicable to common shares	$2,089	$1.425

Adjusted Operating Leverage

($ in millions)	2022 Actual	2021 Actual	YoY Change
Net interest income	$5,273	$4,102
FTE adjustment	31	25
FTE net interest income	5,304	4,127
Noninterest income	1,981	1,889
Less: Securities gains (losses)	—	9
Less: Net gain (loss) MSR hedging	5	2
Adjusted noninterest income	1,975	1,879
Adjusted total revenue	7,279	6,006	$1,274	21.21%
Noninterest expense	4,201	4,375
Less: Impact of discretionary bonus reduction	(41)	—
Adjusted noninterest expense	$4,242	$4,375	$(134)	(3.06%)
Adjusted operating leverage				24.26%
Huntington Bancshares Incorporated 2023 Proxy Statement	124

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Adjusted Pretax Pre-Provision Earnings (PTPP)

($ in millions)	2022	2021	YoY Change
FTE net interest income	$5,304	$4,127
Adjusted noninterest income	1,975	1,879
Add: 2021 net MSR gain		2
Adjusted total revenue	7,279	6,007
Adjusted noninterest expense	4,242	4,375
Less: Amortization expense	54	48
Adjusted noninterest expense, less amortization	4,188	4,327
Pretax pre-provision earnings, adjusted	$3,091	$1,680	$1,411	84.0%

Adjusted ROTCE

($ in millions)	2022	2021	2020
Average common shareholders’ equity	$16,096	$14,569	$10,618
Less: intangible assets and goodwill	5,688	4,108	2,201
Add: Net of tax effect of intangible assets	47	48	44
Average tangible common shareholders’ equity (A)	10,455	10,509	8,462
Net income available to common	2,125	1,153	717
Add: amortization of intangibles	54	48	41
Add: deferred tax	(12)	(10)	(9)
Adjusted net income available to common (B)	$2,167	$1,191	$749
Return on average tangible shareholders’ equity (B / A)	20.7%	11.3%	8.9%

($ in millions)	2022	2021	2020
Adjusted net income available to common (B)	$2,167	$1,191	$749
Return on average tangible shareholders’ equity (B / A)	20.7%	11.3%	8.9%
Add: Acquisition-related net expenses, after tax (C)	$76	$813	$—
Adjusted net income available to common (annualized) (D)	2,243	2,004	749
Adjusted return on average tangible shareholders’ equity (D / A)	21.5%	19.1%	8.9%
Huntington Bancshares Incorporated 2023 Proxy Statement	125

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Pre-Provision Net Revenue (PPNR)

($ in millions)	2022	2021	YoY Change
Total revenue (GAAP)	$7,254	$5,991
FTE adjustment	31	25
Total revenue (FTE) (a)	7,285	6,016
Less: net gain/(loss) on securities	—	9
Total revenue (FTE), excluding net gain/(loss) on securities (b)	7,285	6,007
Noninterest expense (GAAP) (c)	4,201	4,375
Less: Notable items	95	711
Noninterest expense, excluding notable items (d)	4,106	3,664
PPNR (a-c)	$3,084	$1,641	88%
Huntington Bancshares Incorporated 2023 Proxy Statement	126

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Glossary

Acronym/Term	Definition
401(k) Plan	Huntington 401(k) Plan
2018 Long-Term Incentive Plan	Huntington Bancshares Incorporated Amended and Restated 2018 Long-Term Incentive Plan
Board	Board of Directors of Huntington Bancshares Incorporated
Broker	Brokerage firms, banks, trustees, other nominees, or similar entities
CCO	Chief Credit Officer
CD&A	Compensation Discussion and Analysis
CDP	Formerly known as the Carbon Disclosure Project
CECL	Current Expected Credit Losses
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CHRO	Chief Human Resources Officer
Company	Huntington Bancshares Incorporated
CRO	Chief Risk Officer
DEI	Diversity, Equity, and Inclusion
EDCP	Executive Deferred Compensation Plan
ELT	Executive Leadership Team
EPS	Diluted Earnings Per Share
ESG	Environmental, Social, and Governance
Exchange Act	Securities Exchange Act of 1934, as amended
Federal Reserve	The Board of Governors of the Federal Reserve System
FFIEC	Federal Financial Institutions Examination Council
GAAP	Generally Accepted Accounting Principles in the United States
GHG	Greenhouse Gas
GRI	Global Reporting Initiative
HR and Compensation Committee	Human Resources and Compensation Committee
Huntington	Huntington Bancshares Incorporated
Huntington Bank	The Huntington National Bank
Huntington Supplemental Plan	Huntington Supplemental 401(k) Plan (formerly the Huntington Supplemental Stock Purchase and Tax Savings Plan and Trust), as amended
IRS	Internal Revenue Service
LTI	Long-Term Incentive
LTIP	Long-Term Incentive Plan
MIP	Management Incentive Plan
NESG Committee	Nominating and ESG Committee
NEO	Named Executive Officer
OCC	Office of the Comptroller of the Currency
PCAF	Partnership for Carbon Accounting Financials
PCAOB	Public Company Accounting Oversight Board
Pearl Meyer	Pearl Meyer & Partners, LLC
PPNR	Pre-Provision Net Revenue
PSU	Performance Stock Unit
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Acronym/Term	Definition
PTPP	Pre-Tax Pre-Provision
PwC	PricewaterhouseCoopers LLP
Record Date	February 15, 2023
Retirement Plan	Huntington Bancshares Retirement Plan
ROTCE	Return on Average Tangible Common Equity
RSU	Restricted Stock Unit
SASB	Sustainability Accounting Standards Board
SEC	Securities Exchange Commission
SRIP	Supplemental Retirement Income Plan, as amended
TCF or TCF Financial	TCF Financial Corporation
TCF Bank	TCF National Bank
TCF Merger	Merger of TCF Financial Corporation into Huntington Bancshares Incorporated and TCF National Bank into The Huntington National Bank
TCF Supplemental Plan	TCF 401K Supplemental Plan, as amended
TCFD	Task Force on Climate-Related Financial Disclosures
TSR	Total Shareholder Return
Huntington Bancshares Incorporated 2023 Proxy Statement	128

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Huntington
Welcome.

AWARDS AND RECOGNITIONS

- Earned **ENERGY STAR certifications for 151 buildings**, placing Huntington into the Elite ENERGY STAR status.
- Achieved an **A- in CDP's climate change rating** for the 2nd year in a row.
- Huntington ranked **Highest in Customer Satisfaction with Mobile Banking Apps** among Regional Banks four years in a row by J.D. Power in 2022.[1]
- Named **#1 among our competitors** in the categories of "Trust," "Net Promoter Score (NPS)," and "Customer Focused" by the 2021 Brand Tracking Market Study.[2]
- **Great Place to Work Certified** in 2022 (4th consecutive year).
- Received a **100% score on the Disability Equality Index** 2022 (6th consecutive year).
- **One of the Best Places to work for LGBTQ+ Equality** and received a 100% score on the Corporate Equality Index 2022 by the Human Rights Campaign Foundation (9th consecutive year).
- Rated a **Top Regional Company** by DiversityInc for 2022 (2nd year in a row).
- Named a **Training APEX Award winner** (formerly known as the Training Top 100) by Training Magazine (4th consecutive year).
- **BISA Diversity & Inclusion Award** for 2022.
- Employer Support of the Guard and Reserve – **Secretary of Defense Employer Support Freedom Award** for 2022.
- **Huntington is #1 in the nation in number of SBA 7(a) loans** from October 1, 2017, to September 30, 2022[3].

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Huntington Bancshares Incorporated
Huntington Center | 41 South High Street, Columbus, Ohio 43287
800-480-2265 | huntington.com

The Huntington National Bank, Member FDIC. ®, Huntington® and ® Huntington. Welcome.® are federally registered service marks of Huntington Bancshares Incorporated. ©2023 Huntington Bancshares Incorporated.

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Huntington VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

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Go to **www.envisionreports.com/HBAN** or scan the QR code – login details are located in the shaded bar below.

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Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 4, and 1 YEAR on Proposal 3.

1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Alanna Y. Cotton	☐	☐	☐	02 - Ann B. Crane	☐	☐	☐	03 - Gina D. France	☐	☐	☐
04 - J. Michael Hochschwender	☐	☐	☐	05 - Richard H. King	☐	☐	☐	06 - Katherine M. A. Kline	☐	☐	☐
07 - Richard W. Neu	☐	☐	☐	08 - Kenneth J. Phelan	☐	☐	☐	09 - David L. Porteous	☐	☐	☐
10 - Roger J. Sit	☐	☐	☐	11 - Stephen D. Steinour	☐	☐	☐	12 - Jeffrey L. Tate	☐	☐	☐
13 - Gary Torgow	☐	☐	☐								

	For	Against	Abstain
2. An advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐
4. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.	☐	☐	☐

5. Any other business that properly comes before the meeting.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The 2023 Annual Meeting of Shareholders of Huntington Bancshares Incorporated will be held on Wednesday, April 19, 2023, at 2:00 p.m. Eastern Time, virtually via the internet at meetnow.global/M2GTLL2.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Huntington Bancshares Incorporated

Proxy Solicited by the Board of Directors for Annual Meeting — April 19, 2023

The undersigned shareholder of Huntington Bancshares Incorporated, a Maryland corporation ("Huntington"), hereby appoints Kenneth K. Bellaire, Kevin M. Coleman, and Erin F. Siegfried, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Annual Meeting of Shareholders to be held on Wednesday, April 19, 2023, virtually via the internet at 2:00 p.m. Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Huntington's Board of Directors recommends a vote FOR each of the nominees for director, FOR proposals 2 and 4, and 1 YEAR on proposal 3.

IF THIS PROXY IS PROPERLY EXECUTED AND NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST: FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED HEREIN; FOR AN ADVISORY RESOLUTION TO APPROVE, ON A NON-BINDING BASIS, THE COMPENSATION OF EXECUTIVES AS DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT; FOR ONE (1) YEAR ON AN ADVISORY RESOLUTION TO APPROVE, ON A NON-BINDING BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION; AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Participants in the Huntington 401(k) Plan (the "Huntington Plan") and the TCF 401K Plan (the "TCF Plan"): This card also constitutes voting instructions to the Trustees of the Huntington Plan, Fidelity Management Trust Company, and the TCF Plan, Transamerica. IF NO DIRECTION IS MADE, THE TRUSTEE WILL VOTE THE PARTICIPANT'S SHARES IN THE SAME PROPORTION ON EACH PROPOSAL AS IT VOTES THE SHARES CREDITED TO PARTICIPANTS' ACCOUNTS FOR WHICH IT HAS RECEIVED VOTING INSTRUCTIONS.

(Items to be voted appear on reverse side)

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